Exhibit 10.25

EXECUTION VERSION

INTELLECTUAL PROPERTY LICENSE

AND

SOFTWARE TECHNOLOGY SERVICES AGREEMENT

THIS INTELLECTUAL PROPERTY LICENSE AND SOFTWARE TECHNOLOGY SERVICES AGREEMENT (this “Agreement”) is entered into as of July 29, 2011, by and between ALIBABA GROUP HOLDING LIMITED, a Cayman Island registered company (“Alibaba”), on the one hand, and 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.), a Chinese limited liability company (“Opco”).

RECITALS

WHEREAS, Opco was formerly a Subsidiary (defined below) of Alibaba, during which time technology and other intellectual property necessary or useful for the operation of the Business (as defined herein) were developed by Alibaba and its Subsidiaries, including Opco;

WHEREAS, 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.) (“HoldCo”), the corporation known to the parties as of the date hereof as Z51, now owns all of the equity of Opco;

WHEREAS, Alibaba, Holdco, Opco and certain other parties are entering into that certain Framework Agreement of even date herewith (the “Framework Agreement”), setting forth such parties’ agreements as to Opco’s continued operation of the Business and other matters; and

WHEREAS, in connection with the Framework Agreement, Alibaba, on behalf of itself and its Subsidiaries, has agreed to license to Opco certain technology and other intellectual property and to perform various software technology services for Opco and its Subsidiaries, effective as of the Effective Time (as defined herein).

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

AGREEMENT

1. DEFINITIONS AND CONSTRUCTION

1.1 Definitions. For the purposes of this Agreement, in addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms will have the meanings ascribed to them below. All other capitalized terms not otherwise defined in this Agreement have the meaning ascribed to them in the Framework Agreement.

(a) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; provided that, for the purposes of this definition, “controlling” (including with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Securities, by Contract or otherwise.

(b) “Alipay Software Ltd.” means 支付宝软件(上海)有限公司 (Alipay Software (Shanghai) Co. Ltd.), the corporation known to the parties as of the date hereof as Z52 which will become a wholly owned subsidiary of Opco IT on or before the Effective Time.

(c) “Subsidiary Sublicensee” has the meaning set forth in Section 2.4(a).

(d) “Alibaba Group” means Alibaba and its Subsidiaries.

(e) “Alibaba IT” means 阿里巴巴(中国)有限公司 (Alibaba (China) Co. Ltd.), the corporation known to the parties as of the date hereof as A50 and a wholly-owned Subsidiary of Alibaba.

(f) “Business” means the business of providing payment and escrow services, including: provision of payment accounts, processing, clearing, settlement, network and merchant acquisition services; pre-paid, credit or debit cards or accounts; escrow accounts and processing; and cash on delivery services, whether provided through online, mobile, electronic or physical means.

(g) “Business Product” means any product or service solely within the Business offered by Opco Group to its customers.

(h) “Confidential Information” has the meaning set forth in Section 9.1.

(i) “Dedicated Employees” means any employees of Opco IT and its Subsidiaries that, in each case, are dedicated on a full-time basis solely to the provision of the Software Technology Services and other technologies hereunder, in each such case to the extent that: (i) such employees are employed by Opco IT or any of its Subsidiaries, (ii) Opco IT and its Subsidiaries remain entities that are legally distinct from Alibaba and its other Subsidiaries, (iii) Opco IT and its Subsidiaries are under management separate and independent from the management of Alibaba and its other Subsidiaries (provided that the fact that a limited number of executives hold positions in both Opco IT and Alibaba will not, of itself, mean that management is not separate and independent), (iv) Opco IT and its Subsidiaries occupy premises physically distinct from those of Alibaba and its other Affiliates, (v) Opco IT’s and its Subsidiaries’ networks, electronic and physical document storage and email and similar systems remain segregated from those of Alibaba and its other Affiliates (other than systems used by Alibaba or its Affiliates to provide Alibaba Services (as defined in the Shared Services Agreement) pursuant to the Shared Services Agreement), and (vi) Opco IT and its Subsidiaries remain solely dedicated to the provision of Software Technology Services and other technologies to the Opco Group, the results of which Software Technology Services, and which other technologies, are not provided to Alibaba or any of its Subsidiaries, other than Opco IT and its Subsidiaries (provided that, for clarity, for purposes of this clause (vi), the use of such results and other technologies by Opco Group in providing Services (as defined in the Commercial Agreement) to Alibaba or its Subsidiaries under the Commercial Agreement shall not be deemed to be the provision of such results of Software Technology Services and other technologies). “Dedicated Employees” also means individual contractors of Opco IT and its Subsidiaries to the extent that such contractors, and Opco IT and the Subsidiaries engaging them, meet the foregoing criteria for Dedicated Employees, except that (A) such contractors are engaged as contractors, rather than employees, of Opco IT and its Subsidiaries and (B) such contractors will not be disqualified from meeting the requirement of being dedicated on a full-time basis solely to the provision of the Software Technology Services and other technologies hereunder merely because they engage in unrelated work for clients that are not Related Parties (as defined in the Framework Agreement) of Alibaba, Opco, Holdco or their Affiliates.

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(j) “Effective Time” has the meaning set forth in the Framework Agreement.

(k) “End User License” has the meaning set forth in Section 2.4(c).

(l) “Enforcement Action” has the meaning set forth in Section 6.2(a).

(m) “Final Payment Date” has the meaning set forth in the Framework Agreement.

(n) “Governmental Authority” means any instrumentality, subdivision, court, administrative agency, commission, official or other authority of any country, state, province, prefect, municipality, locality or other government or political subdivision thereof, or any stock or securities exchange, or any multi-national, quasi-governmental or self-regulatory or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

(o) “Highly Sensitive Information” means information confidential to Opco, Opco IT or each of their Subsidiaries in the following categories: (i) user data, including Personal Information, that is not anonymized or aggregated; and (ii) algorithms, Source Code, Object Code, specifications, and technical documentation regarding system security, fraud and abuse protection systems and detection of illegal or unusual activities that, in each case, relate primarily to the Business. “Highly Sensitive Information” shall not, however, include any information which: (a) is or becomes commonly known within the public domain other than by breach of this Agreement or any other agreement that Opco, Opco IT or any of their Subsidiaries has with any Person; (b) is obtained from a third Person (other than Opco, Opco IT or any of their Subsidiaries) who is lawfully authorized to disclose such information free from any obligation of confidentiality; (c) is independently developed without reference to or use of any Highly Sensitive Information; or (d) is known to Alibaba or any of its Subsidiaries (other than Opco IT or any of its Subsidiaries) without any obligation of confidentiality prior to its receipt from Opco, Opco IT or any of their Subsidiaries).

(p) “Intellectual Property Rights” means all rights of the following types, which may exist or be created under the Laws of any jurisdiction in the world:

(i) rights associated with works of authorship, including exclusive exploitation rights, copyrights and moral rights, and all extensions, renewals, registrations and applications therefor (“Copyrights”);

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(ii) rights in trademarks, trade names, service marks, service names and similar rights, and all registrations and applications therefor, as well as all goodwill embodied therein (“Trademarks”);

(iii) rights in domain names and uniform resource locators, and all registrations and applications therefor (“Domain Names”);

(iv) trade secret rights (“Trade Secrets”);

(v) patents and patent applications, including any continuations, divisions, reissues, and re-examinations, and other industrial property rights (“Patents”); and

(vi) all other proprietary rights in Technology.

(q) “IP Function Separation” has the meaning set forth in Section 6.1(c).

(r) “IP Termination Date” means the earlier to occur of (a) the completion of the IPO Transfer, if any, pursuant to Section 2.10(b) of the Framework Agreement, and (b) the Final Payment Date.

(s) “Laws” means any federal, state, territorial, foreign or local law, common law, statute, ordinance, rule, regulation, code, measure, notice, circular, opinion or executive order of any Governmental Authority.

(t) “Licensed IP” means, collectively, the Opco-Exclusive IP and Opco-Related IP.

(u) “Object Code” means the fully compiled, machine-readable version of a software program that can be executed by a computer and used by an end user without further compilation.

(v) “Opco-Exclusive Copyrights” means the Copyrights solely in the Opco-Exclusive Software or the Opco-Exclusive Other Materials.

(w) “Opco-Exclusive Domain Names” means the Domain Names registered in the name of Alibaba or a Subsidiary of Alibaba that are set forth in Exhibit B, as well as any Domain Name that is a New Opco Trademark/Domain Name registered or applied for in the name of Alibaba during the Term pursuant to Section 4.4 and that is added to Exhibit B, in each case that relate solely to the Business.

(x) “Opco-Exclusive IP” means, collectively, the Opco-Exclusive Copyrights, the Opco-Exclusive Software, the Opco-Exclusive Other Materials, the Opco-Exclusive Patents, the Opco-Exclusive Trademarks and the Opco-Exclusive Domain Names.

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(y) “Opco-Exclusive Other Materials” means documentation, promotional materials, handbooks, and other copyrightable materials (other than software code) relating solely to the Business as of the Effective Time, owned by Alibaba or a Subsidiary of Alibaba and not used in the business of, and not in the possession of, Alibaba or any of its Subsidiaries (other than Opco IT and its Subsidiaries) at any time between January 1, 2009 and the Effective Time, as well as other documentation, promotional materials, handbooks, and other copyrightable materials (other than software code) authored solely by Dedicated Employees, or by Dedicated Employees and employees or Permitted Subcontractors of Opco and its Subsidiaries, during the Term in the course of the Dedicated Employees’ providing the Software Technology Services hereunder.

(z) “Opco-Exclusive Patents” means:

(i) the Patents owned by Alibaba set forth in Exhibits C-1, C-2 and C-3 that are based on inventions made solely by employees of the Opco Group, Opco IT, and/or any of their Subsidiaries;

(ii) any Patent owned by Alibaba that is subsequently filed or issued during the Term that claims an effective filing date based upon any of the Patents described in the foregoing clause (i), but only those claims in any such subsequently filed or issued Patent that are fully supported by the disclosure of one or more of the Patents described by the foregoing clause (i);

(iii) any Patent filed during the Term based on any invention made solely by Dedicated Employees during the Term in the course of providing the Software Technology Services hereunder;

(iv) any New Opco Patent filed during the Term based on any invention made solely by employees or contractors of Opco and/or an Opco Subsidiary and assigned to Alibaba pursuant to Section 4.4; and

(v) any Patent filed during the Term based on any invention made jointly by Dedicated Employees during the Term in the course of providing the Software Technology Services hereunder and at least one employee or contractor of Opco or an Opco Subsidiary.

(aa) “Opco-Exclusive Prosecution Function” has the meaning set forth in Section 6.1(b).

(bb) “Opco-Exclusive Software” means the software programs, in Source Code and Object Code form, (i) set forth in Exhibit A relating solely to the Business as of the Effective Time that are owned by Alibaba, Opco IT or their respective Subsidiaries and not used in the business of, and not in the possession of, Alibaba or any of its Subsidiaries (other than Opco IT and its Subsidiaries) at any time between January 1, 2009 and the Effective Time, and (ii) any new software code, authored solely by Dedicated Employees, or by Dedicated Employees and employees or Permitted Subcontractors of Opco and its Subsidiaries, during the Term in the course of the Dedicated Employees’ providing the Software Technology Services hereunder that is added to Exhibit A.

(cc) “Opco-Exclusive Trademarks” means the Trademarks owned by Alibaba or its Subsidiaries that are set forth in Exhibit D, as well as any Trademark that is a New Opco Trademark/Domain Name registered or applied for in the name of Alibaba during the Term pursuant to Section 4.4 that is added to Exhibit D, in each case that relate solely to the Business.

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(dd) “Opco Group” means Opco and its Subsidiaries.

(ee) “Opco IT” means 支付宝(中国)信息技术有限公司 Alipay (China) Information Technology Co. Ltd., the corporation known to the parties as of the date hereof as Z53 and a wholly-owned Subsidiary of Alibaba.

(ff) “Opco Materials” has the meaning set forth in Section 3.3.

(gg) “Opco Non-Core IP” means software programs and other materials owned or licensable by Opco and its Subsidiaries of which copies (in Source Code or Object Code form) (i) are held by Alibaba or its Subsidiaries (other than Opco IT and its Subsidiaries) on or before the Effective Time, or (ii) are provided by Opco or its Subsidiaries (including Opco IT) to Alibaba or its Subsidiaries (other than Opco IT and its Subsidiaries) during the Term, but in either (i) or (ii), does not include software programs and related materials that are at the core of the business of Opco and its Subsidiaries of providing payment and escrow services to its customers.

(hh) “Opco-Related Copyrights” means the Copyrights, other than the Opco-Exclusive Copyrights, owned by Alibaba IT or its Subsidiaries in the Opco-Related Software and Opco-Related Other Materials.

(ii) “Opco-Related IP” means, collectively, the Opco-Related Copyrights, the Opco-Related Software, the Opco-Related Other Materials, and the Opco-Related Patents.

(jj) “Opco-Related Other Materials” means any documentation, promotional materials, handbooks, data, and other materials, other than the Opco-Exclusive Other Materials, that are owned by Alibaba, Alibaba IT or their Subsidiaries as of the Effective Time and that are used in or necessary for the operation of the Business as of the Effective Time.

(kk) “Opco-Related Patents” means the Patents, other than the Opco-Exclusive Patents, (i) owned by Alibaba or an Alibaba Subsidiary as of the Effective Time that are used in or necessary for the operation of the Business, or (ii) filed by Alibaba or an Alibaba Subsidiary during the Term that are used in or necessary for the operation of the Business.

(ll) “Opco-Related Software” means (i) the software programs set forth in Exhibit G that are owned by Alibaba IT as of the Effective Time, and (ii) any bug fixes, error corrections, updates and upgrades (including improvements) to the software programs set forth in clause (i) authored by employees or contractors of Alibaba IT or its Subsidiaries (or owned by Alibaba IT or its Subsidiaries) that Alibaba or its Subsidiaries deploy generally for use by Alibaba or its Subsidiaries.

(mm) “Opco IP/Technology Providers” means Alibaba IT and Opco IT and their respective Subsidiaries.

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(nn) “Opco IP/Technology Providers Addendum” mean one or more agreements, in the forms mutually agreed to by the parties hereto prior to the Effective Time and when agreed to attached hereto as Exhibit F, between Alibaba and/or an Opco IP/Technology Provider, on the one hand, and Opco and/or an Opco Subsidiary, on the other, whereby, as contemplated by this Agreement, Alibaba and/or the Opco IP/Technology Provider: (a) grants to Opco or an Opco Subsidiary a license to the Opco-Exclusive IP and Opco-Related IP owned by Alibaba or such Opco IP/Technology Provider; and/or (b) agrees to provide Software Technology Services to Opco or an Opco Subsidiary.

(oo) “Permitted Subcontractors” has the meaning set forth in Section 2.4(b).

(pp) “Person” means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, a group, a Governmental Authority or any other type of entity.

(qq) “Personal Information” means any information that identifies, or could reasonably be used by or on behalf of the recipient of such information to identify, any natural person as an individual, including names, addresses, bank or other account numbers, and national identification numbers, but excludes anonymized and aggregated information that cannot be used to identify any Person or individual.

(rr) “PRC” has the meaning set forth in the Framework Agreement.

(ss) “Qualified IPO” has the meaning set forth in the Framework Agreement.

(tt) “Renminbi” means the lawful currency of the People’s Republic of China.

(uu) “Royalty” has the meaning set forth in Section 5.1.

(vv) “Shared Services Agreement” has the meaning set forth in the Framework Agreement.

(ww) “Source Code” means the human-readable version of a software program that can be compiled into Object Code, including programmer’s notes and materials and documentation, sufficient to allow a reasonably skilled programmer to understand the design, logic, structure, functionality, operation and features of such software program and to use, operate, maintain, modify, support and diagnose errors pertaining to such software program.

(xx) “Software Technology Services” means the services described in Exhibit E, or as otherwise mutually agreed to in writing by the parties.

(yy) “Software Technology Services Fee” has the meaning set forth in Section 5.2.

(zz) “Subsidiary” means, with respect to any Person, each other Person in which the first Person (i) owns or controls, directly or indirectly, share capital or other equity interests representing more than fifty percent (50%) of the outstanding voting stock or other equity interests, (ii) holds the rights to more than fifty percent (50%) of the economic interest of such other Person, including interest held through a VIE Structure or other contractual arrangements, or (iii) has a relationship such that the financial statements of the other Person may be consolidated into the financial statements of the first Person under applicable accounting conventions.

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(aaa) “Technology” means any or all of the following:

(i) works of authorship including computer programs, whether in Source Code and Object Code, and whether embodied in software, firmware or otherwise, documentation, designs, files, net lists, records and data;

(ii) inventions (whether or not patentable), improvements and technology;

(iii) proprietary and confidential information, including technical data and customer and supplier lists, trade secrets and know how;

(iv) databases, data compilations and collections and technical data; and

(v) all instantiations of the foregoing in any form and embodied in any media.

(bbb) “Term” has the meaning set forth in Section 13.1.

(ccc) “Transaction Documents” means, collectively, (i) this Intellectual Property License and Software Technology Services Agreement; (ii) the Framework Agreement; and (iii) the Commercial Agreement, the Shared Services Agreement, the IPCo Note Agreement, the Ratification and Release Agreement, the Legal Mortgages, and the Real Estate Option Agreement, each as defined in the Framework Agreement.

(ddd) “Unrelated Third Parties” has the meaning set forth in the Framework Agreement.

(eee) “VIE Structure” means the investment structure a non-PRC investor uses when investing in a PRC company or business that typically operates in a regulated industry. Under such investment structure, the onshore PRC operating entity and its PRC shareholders enter into a number of Contracts with the non-PRC investor (or a foreign invested enterprise incorporated in the PRC) and/or its onshore WFOE pursuant to which the non-PRC investor achieves control of the onshore PRC operating entity and also consolidates the financials of the onshore PRC entity with those of the offshore non-PRC investor.

(fff) “WFOE” means wholly foreign owned enterprise formed under the Laws of the PRC.

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1.2 Construction

(a) For purposes of this Agreement, whenever the context requires: the singular number will include the plural, and vice versa; the masculine gender will include the feminine and neuter genders; the feminine gender will include the masculine and neuter genders; and the neuter gender will include the masculine and feminine genders.

(b) The Parties agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafter shall be employed in the interpretation of this Agreement and in the event an ambiguity or question of intent or interpretation arises, the Agreement shall be construed as if drafted jointly by the Parties.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

2. LICENSE GRANTS

2.1 Opco-Exclusive IP.

(a) Subject to the terms and conditions of this Agreement, Alibaba hereby grants to Opco, and shall cause Opco IT and its Subsidiaries to grant to Opco, pursuant to an Opco IP/Technology Providers Addendum, the following worldwide, non-transferable and non-assignable (except pursuant to Section 15.8), non-sublicensable (except pursuant to Section 2.4) rights and licenses during the Term:

(i) under the Opco-Exclusive Patents it owns, (a) to make, have made (subject to Section 2.4(e)), use, sell, offer for sale, import, export and otherwise commercialize Business Products solely in the course of conducting the Business, and (b) to make, have made and use any device or process, in each case solely internally and solely in the course of conducting the Business;

(ii) under the Opco-Exclusive Trademarks it owns, and subject to Section 2.6, to use the Opco-Exclusive Trademarks solely in connection with the sale, offer for sale, license and provision of Business Products in the course of conducting the Business;

(iii) under the Opco-Exclusive Domain Names it owns, to use the Opco-Exclusive Domain Names solely in connection with the sale, license, offer for sale or license and provision of Business Products in the course of conducting the Business; and

(iv) under the Opco-Exclusive Copyrights it owns, to reproduce, distribute, modify, prepare derivative works of, perform and display the Opco-Exclusive Software and Opco-Exclusive Other Materials, solely in connection with the sale, offer for sale or license, license, making, using and provision of Business Products in the course of conducting the Business.

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(b) The rights and licenses granted to Opco pursuant to Section 2.1(a) are exclusive to the following (but only to the following) extent:

(i) The rights and licenses granted to Opco pursuant to Section 2.1(a)(ii) and (iii) are exclusive (even as to Alibaba and its Subsidiaries) throughout the world.

(ii) The exclusivity of the rights and licenses granted to Opco pursuant to Section 2.1(a)(i) and (iv) is co-extensive with, and in no case broader than, the scope of the activities that Alibaba and its Subsidiaries are expressly prohibited by Section 7.13 of the Framework Agreement from performing, but only if and to the extent that, and only for as long as, Alibaba and its Subsidiaries are so prohibited. The exclusivity of rights and licenses under Section 2.1(a)(i) and (iv) shall not preclude Alibaba or its Subsidiaries from engaging in any activities not expressly prohibited by Section 7.13 of the Framework Agreement, including engaging third Persons for the procurement or provision of (and having such third Persons provide) services in accordance with Section 2.6 of the Commercial Agreement. Nonetheless, other than in connection with engaging such third Persons, Alibaba and its Subsidiaries shall not have the right to grant to any third Person a license within the scope of Section 2.1(a)(i) or (iv). For the avoidance of doubt, the foregoing shall not affect any obligations or rights of Alibaba or its Subsidiaries pursuant to Section 7.13 of the Framework Agreement.

2.2 Opco-Related IP. Subject to the terms and conditions of this Agreement, Alibaba hereby grants to Opco, and shall cause its relevant Subsidiaries to grant to Opco, pursuant to an Opco IP/Technology Providers Addendum, the following worldwide, non-exclusive, non-transferable and non-assignable, non-sublicensable (except pursuant to Section 2.4) rights and licenses during the Term:

(a) under the Opco-Related Patents it owns, (i) to make, have made (subject to Section 2.4), use, sell, offer for sale, import, export and otherwise commercialize Business Products solely in the course of conducting the Business, and (ii) to make, have made and use any device or process, in each case solely internally and solely in the course of conducting the Business; and

(b) under the Opco-Related Copyrights its owns, to (i) reproduce, distribute, modify, prepare derivative works, perform and display, in each case solely internally, the Opco-Related Software and the Opco-Related Other Materials, and (ii) to distribute, perform and display the Opco-Related Software, solely in Object Code format, and the Opco-Related Other Materials, in each case solely to the extent permitted pursuant to Section 2.4, and, with respect to both of clauses (i) and (ii), solely in connection with the sale, license or other provision of Business Products in the course of conducting the Business.

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2.3 Alibaba Delivery Obligation. At any time during the Term, upon Opco’s reasonable request in writing, Alibaba, Alibaba IT or a Subsidiary of Alibaba IT will deliver to Opco copies of the Opco-Related Software (in both Source Code and Object Code form) and bug fixes, error corrections, updates and upgrades (including improvements) developed after the Effective Time and included in the Opco-Related Software licensed under Section 2.2, in the form actually developed or owned by Alibaba, Alibaba IT or a Subsidiary of Alibaba IT. For clarity, any such bug fixes, error corrections, updates or upgrades (including improvements) provided hereunder will be provided “as-is” and “as available.”

2.4 Sublicensing

(a) Opco Subsidiaries. Subject to this Section 2.4(a), Opco may sublicense its rights under Sections 2.1 and 2.2 to the Opco-Exclusive IP and the Opco-Related IP to an Opco Subsidiary (a “Subsidiary Sublicensee”). Any such sublicense of rights to a Subsidiary Sublicensee must be granted pursuant to an enforceable, written agreement with such Subsidiary Sublicensee that (i) requires, to the extent necessary to enable Opco to comply with the ownership provisions set forth in this Agreement, each such Subsidiary Sublicensee to assign to Opco all right, title and interest in and to any Intellectual Property Rights arising from or related to the exercise of such Subsidiary Sublicensee’s rights thereunder, and (ii) contains terms that are at least as protective of Alibaba’s or the applicable Opco IP/Technology Provider’s rights in, and confidentiality and Source Code security with respect to, the Opco-Exclusive IP and the Opco-Related IP as those contained in this Agreement (each a “Sublicense Agreement”). Opco shall provide Alibaba with complete and accurate copies of all Sublicense Agreements.

(b) Subcontractors. Subject to Opco’s compliance with Sections 7.03(c) and 7.13(b) of the Framework Agreement and with Section 3.3 of the Commercial Agreement, Opco may sublicense any of its rights to the Opco-Exclusive Patents, the Opco-Exclusive Trademarks, the Opco-Exclusive Software, the Opco-Exclusive Other Materials, and the Opco-Related Other Materials to third Person subcontractors engaged by Opco or an Opco Subsidiary in connection with the conduct of the Business (“Permitted Subcontractors”), solely to the extent necessary to permit the Permitted Subcontractors to perform on behalf of Opco or an Opco Subsidiary the services for which the Permitted Subcontractors were engaged. Any such engagement of Permitted Subcontractors shall be pursuant to an arm’s-length agreement that (i) requires, to the extent necessary to enable Opco to comply with the ownership provisions set forth in this Agreement, each such Permitted Subcontractor to assign to Opco all right, title and interest in and to any Intellectual Property Rights arising from or related to the exercise of such Permitted Subcontractor’s rights thereunder, and (ii) contains terms that are at least as protective of Alibaba’s or the applicable Opco IP/Technology Provider’s rights in, and confidentiality and Source Code security with respect to, the Opco-Exclusive Patents, the Opco-Exclusive Trademarks, the Opco-Exclusive Software, the Opco-Exclusive Other Materials, and the Opco-Related Other Materials as those contained in this Agreement (each a “Subcontractor Agreement”). Any Subcontractor Agreement permitting any use of an Opco-Exclusive Trademark by a Permitted Subcontractor shall obligate the Permitted Subcontractor to comply with the applicable trademark and brand usage guidelines for such Opco-Exclusive Trademarks and shall provide that all goodwill arising from that Permitted Subcontractor’s use of any Opco-Exclusive Trademarks inures to the benefit of Alibaba or a designated Alibaba Affiliate, and Opco shall enforce these terms against any Permitted Subcontractor.

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(c) End Users. Opco and Opco Subsidiaries may distribute certain elements of the Opco-Exclusive Software, the Opco-Related Software, the Opco-Exclusive Other Materials and the Opco-Related Other Materials comprising client-side end user software and related documentation and materials to Opco’s and its Subsidiaries’ end user customers (“Opco End Users”) and sublicense to Opco End Users the limited right to use or reproduce such Opco-Exclusive Software, Opco-Related Software, Opco-Exclusive Other Materials and Opco-Related Other Materials, solely in Object Code in the case of software and solely as incorporated in or otherwise a part of a Business Product. Any distribution or sublicense to an Opco End User of the Opco-Exclusive Software, the Opco-Related Software, the Opco-Exclusive Other Materials and/or the Opco-Related Other Materials must be pursuant to an enforceable agreement with such Opco End User containing terms that are at least as protective of Alibaba’s or the applicable Opco IP/Technology Provider’s rights in the Opco-Exclusive Software, Opco-Related Software, the Opco-Exclusive Other Materials and/or the Opco-Related Other Materials as those contained in this Agreement (each, an “End User License”). In addition, in an End User License, Opco may grant Opco End Users who are merchants a non-exclusive, non-transferable, non-assignable and revocable sublicense to use the Opco-Exclusive Trademarks in connection with such Opco End User’s use of Business Products, solely in connection with Opco’s or the Opco Subsidiary’s conduct of the Business. Opco and its Subsidiaries shall require that all Opco End Users comply with all applicable trademark and brand usage guidelines and that all goodwill arising from any Opco End User’s use of the Opco-Exclusive Trademarks inures to the benefit of Alibaba or a designated Alibaba Subsidiary, and Opco or the applicable Opco Subsidiary shall enforce these terms against any Opco End User.

(d) Opco’s Rights and Obligations. Each Sublicense Agreement, Subcontractor Agreement and End User License entered into by Opco or an Opco Subsidiary in connection with the exercise of its rights and obligations under this Agreement shall not contain any provision that is inconsistent with the terms of this Agreement. For the avoidance of doubt, (i) any rights and responsibilities performed or provided by Subsidiary Sublicensees, Permitted Subcontractors or Opco End Users shall be deemed to be performed by Opco, and (ii) Opco shall be responsible and liable for any breach of the terms and conditions of any Sublicense Agreement, Subcontractor Agreement or End User License by any Subsidiary Sublicensee, Permitted Subcontractor or Opco End User, as applicable, to the same extent as if breach were committed by Opco.

(e) Have Made Rights. The “have made” rights granted in Section 2.2(a) shall apply only to Business Products which (i) have designs originating with and owned by Opco or an Opco Subsidiary and (ii) are sold or otherwise transferred or disposed of by the “have made” manufacturer only to Opco or its Subsidiaries.

2.5 Restrictions. Opco acknowledges that the Source Code of the Opco-Exclusive Software and the Opco-Related Software constitutes and contains Trade Secrets of Alibaba and its Subsidiaries, and, in order to protect such Trade Secrets and other interests that Alibaba or its Subsidiaries may have in the Opco-Exclusive Software or the Opco-Related Software, Opco shall not, and shall not permit any third Person to, except as expressly authorized in this Agreement:

(a) transfer, sublicense (other than pursuant to Section 2.4), disclose, distribute or otherwise expose the Source Code of the Opco-Exclusive Software or the Opco-Related Software to any third Person other than an Subsidiary Sublicensee or a Permitted Subcontractor in accordance with Section 2.4; or

(b) disassemble, decompile or reverse engineer any of the Opco-Exclusive Software or the Opco-Related Software provided to Opco only in Object Code form, nor permit any third Person to do so, except to the extent such restrictions are prohibited by Law.

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Alibaba’s and its relevant Subsidiaries’ license of Intellectual Property Rights pursuant to this Section 2 is granted:

(x) only if such Intellectual Property Rights are owned exclusively by Alibaba and/or its relevant Subsidiaries, as applicable, and may be licensed under applicable Law pursuant to this Section 2 without the need to obtain the consent or approval of any co- or joint owner of such Intellectual Property Rights;

(y) solely to the extent of Alibaba’s and/or its relevant Subsidiary’s right to grant such license; and

(z) only if Alibaba’s and/or its relevant Subsidiary’s grant of such license does not incur any obligation to pay royalties or other consideration to any third Person (except for payments between Alibaba and its relevant Subsidiary, or payments from Alibaba or its relevant Subsidiary to their respective employees or contractors for the use of the Intellectual Property Rights made or created by or for Alibaba, the relevant Alibaba Subsidiary, or such employees or contractors while employed or retained by Alibaba or its relevant Subsidiary).

2.6 Use of Trademarks

(a) Trademark Usage Guidelines. The use by Opco and any Subsidiary Sublicensee of the Opco-Exclusive Trademarks shall at all times adhere to Alibaba’s, the Opco IP/Technology Provider’s or Opco’s, as applicable, then-current trademark or brand usage guidelines, as such guidelines may be revised during the Term by Alibaba, an Opco IP/Technology Provider or Opco. Upon Alibaba’s request, Opco shall provide Alibaba with samples of advertising and promotional materials developed by or for Opco or an Opco Subsidiary and using the Opco-Exclusive Trademarks in order for Alibaba to assess compliance with this Section 2.6(a). In the event of any breach with respect to Opco’s or a Subsidiary Sublicensee’s failure to adhere to the then-current applicable Alibaba, Opco IP/Technology Provider or Opco trademark or brand usage guidelines, Opco or its Subsidiary, as applicable, shall immediately cease all use of the materials not conforming with such brand usage guidelines and shall cure, or cause to be cured, within thirty (30) days, any breach with respect to Opco’s or a Subsidiary Sublicensee’s use thereof. Opco shall not use, nor permit the use of, the Opco-Exclusive Trademarks in any manner that could otherwise reasonably be expected to impair, tarnish, dilute or otherwise damage the value and goodwill associated with Opco-Exclusive Trademarks.

(b) No Adverse Claim. Opco shall not, and shall not authorize any third Person to, at any time during the Term, assert any claim or interest in, or take any action which may in any way:

(i) adversely affect the validity or enforceability of,

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(ii) result in the harm or misuse of, bring into disrepute, or adversely affect Alibaba’s or any Alibaba Subsidiary’s rights or interest in and to, or

(iii) result in obtaining registrations in or otherwise challenge the validity of, or Alibaba’s or any Alibaba Subsidiary’s ownership of or rights in:

the Opco-Exclusive Trademarks and/or any other Trademarks that are derivative of or similar to any Trademarks (including the Opco-Exclusive Trademarks) owned, held, or licensed by Alibaba or any Alibaba Subsidiary, both prior to and after the Effective Time, including any Trademarks commencing with the letters “ALI.”

(c) Goodwill. All goodwill arising from Opco’s or a Subsidiary Sublicensee’s use of the Opco-Exclusive Trademarks will inure solely to the benefit of Alibaba or the applicable Alibaba Subsidiary, and Opco and any applicable Opco Sublicensee shall transfer and assign and do hereby transfer and assign to Alibaba or the applicable Alibaba Affiliate designated by Alibaba on an ongoing basis all such goodwill arising from the use of the Opco-Exclusive Trademarks permitted hereunder.

2.7 Grant Back.

(a) Subject to the terms and conditions of this Agreement, Opco, on behalf of itself and its Subsidiaries, hereby grants (and agrees to grant and cause Opco and its Subsidiaries to grant) to Alibaba and its Subsidiaries during the Term a non-exclusive, irrevocable, worldwide, royalty-free, non-transferable (except to a successor of Alibaba in connection with a merger or consolidation, or to a transferee of Alibaba in connection with the transfer of all or any substantial portion of the assets of Alibaba and its Subsidiaries), right and license, under all Patents, if any, owned or licensable by Opco or any of Opco’s Subsidiaries during the Term (“Opco-Retained IP”) to make, have made, use, sell, offer for sale, import, export and otherwise commercialize any products and services, including engaging third Persons by Alibaba or its Subsidiaries for the procurement by Alibaba or its Subsidiaries of (and having such third Persons provide) services for the benefit of Alibaba and/or its Subsidiaries. For avoidance of doubt, such third Persons will have immunity under such Patents only to the extent they are providing services for the benefit of Alibaba and/or its Subsidiaries and not for services provided to other customers of such third Persons. For clarity, the parties acknowledge that any New Opco Patents, if they are owned solely by Alibaba or assigned to Alibaba as required by Section 4.4(a), and not owned by Opco or any of Opco’s Subsidiaries, will be subject to the provisions of this Agreement relating to Opco-Exclusive Patents and not to this Section 2.7.

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(b) Subject to the terms and conditions of this Agreement, Opco, on behalf of itself and its Subsidiaries, hereby grant (and agree to grant and cause Opco and its Subsidiaries to grant) to Alibaba and its Subsidiaries during the Term a non-exclusive, irrevocable, worldwide, royalty-free, non-transferable (except to a successor of Alibaba in connection with a merger or consolidation, or to a transferee of Alibaba in connection with the transfer of all or any substantial portion of the assets of Alibaba and its Subsidiaries), right and license to reproduce, distribute, modify, prepare derivative works, perform and display the Opco Non-Core IP, in each case solely in connection with the sale, license or provision of products and services of Alibaba and its Subsidiaries. Such right and license (x) includes the right to have such activities performed on behalf of Alibaba and its Subsidiaries by third Persons and (y) includes the rights to perform, display and distribute to merchants, distributors, customers, and other participants in the businesses of Alibaba and Alibaba Subsidiaries the portions, if any, of the Opco Non-Core IP intended for use by such merchants, distributors, customers, or other participants. Any such license to merchants, distributors, customers, and other participants shall be on the same terms that Alibaba and its Subsidiaries use for the licensing of their own accompanying software and other materials. Notwithstanding anything to the contrary set forth in this Section 2.7(b), Alibaba and its Subsidiaries shall not disclose any Highly Sensitive Information to any third Persons, except user data to the extent that (i) disclosure of such data is required for the purpose of engaging a third Person to provide services comparable to the Services (as defined in the Commercial Agreement) (provided that such third Person shall not use such data for any other purpose), (ii) disclosure of such data to such third Person in accordance with this Agreement does not violate applicable Law, and (iii) disclosure of such data to such third Person in accordance with this Agreement does not violate the terms of use or terms of service under which such data was collected.

(c) This Section 2.7: (i) does not require that Opco or any Opco Subsidiary deliver any Technology, including Opco Non-Core IP, to Alibaba or its Subsidiaries and (ii) does not relieve Alibaba or its Subsidiaries from its obligations under Section 7.13 of the Framework Agreement.

2.8 No Other Grant. Except as otherwise expressly provided herein, nothing in this Agreement shall be deemed to grant, directly or by implication, estoppel or otherwise, any right, license or covenant from Alibaba or any Alibaba Subsidiary to Opco or any Opco Subsidiary, or from Opco or any Opco Subsidiary to Alibaba or any Alibaba Subsidiary.

2.9 Injunctive Relief. Opco acknowledges that any material breach of the provisions of this Section 2 may result in irreparable harm to Alibaba and Alibaba’s Subsidiaries, and in such event the exact amount of damages will be difficult to ascertain and the remedies at law for such breach may not be adequate. Accordingly, in the event of any material breach of the provisions of this Section 2 by Opco or any Opco Subsidiaries, Alibaba, in addition to any other relief available to it at law, in equity or otherwise, shall be entitled to seek temporary and permanent injunctive relief restraining Opco or any Opco Subsidiaries from engaging in the conduct constituting such material breach, without the necessity of proving actual damages or posting a bond or other security.

3. SERVICES

3.1 Performance of Software Technology Services. Opco IT and its Subsidiaries shall perform the Software Technology Services for the Opco Group. Except as provided for in Section 3.3, Opco IT and its Subsidiaries shall, at their sole cost and expense, provide all tools, equipment, personnel and physical facilities required for the performance of the Software Technology Services, unless otherwise agreed to by the parties in writing. To the extent that Opco IT or any of its Subsidiaries requires access to the sites, facilities, network or computer systems of Opco or an Opco Subsidiary in order to perform the Software Technology Services, Opco IT and its Subsidiaries shall comply and cause its personnel to comply with Opco’s or the applicable Opco Subsidiary’s standard health and safety, security, privacy, and other policies and procedures that are provided by Opco or the applicable Opco Subsidiary to Opco IT or its Subsidiaries.

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3.2 Reports. At Opco’s reasonable request, Opco IT shall provide periodic written reports to Opco with respect to Opco IT’s and its Subsidiaries’ performance of the Software Technology Services. In addition, Opco IT shall promptly notify Opco of any material technical or developmental problems which may arise in the performance of Opco IT’s or its Subsidiaries’ duties under this Section 3.

3.3 Opco Responsibilities. In connection with the Software Technology Services, Opco and the applicable Opco Subsidiaries shall perform such duties and tasks as may be reasonably required to allow Opco IT and its Subsidiaries to perform the Software Technology Services. Opco and the applicable Opco Subsidiaries shall provide Opco IT and its Subsidiaries with access to Opco’s or the applicable Opco Subsidiaries’ sites, facilities, network or computer systems as reasonably required by Opco IT and its Subsidiaries to perform the Software Technology Services. Subject to Section 9.4, Opco and the applicable Opco Subsidiaries shall also make available to Opco IT and its Subsidiaries any data, information and any other materials required by Opco IT or its Subsidiaries to perform Software Technology Services (collectively, “Opco Materials”).

3.4 No Further Obligations. Opco IT and its Subsidiaries shall have no obligation during the Term to provide any services other than the Software Technology Services, and no other obligation to provide any such services except as expressly set forth in this Section 3, unless otherwise agreed by the parties in writing.

4. OWNERSHIP

4.1 Licensed IP. Subject to the express licenses granted in this Agreement, as between the parties, Alibaba or its Subsidiaries will retain exclusive right, title and interest in and to the Licensed IP, and all Intellectual Property Rights subsisting therein. There are no implied licenses under this Agreement, and all rights not expressly granted hereunder are reserved. Opco and Opco’s Subsidiaries shall not delete or in any manner alter any Copyright, Trademark, Patent, confidentiality or other proprietary rights notices appearing on the Licensed IP as delivered to Opco or an Opco Subsidiary. Opco and Opco’s Subsidiaries shall reproduce such notices on all copies they make of the Licensed IP.

4.2 By Alibaba. As between the parties, Opco IT or its Subsidiaries will exclusively own all right, title and interest in and to any Technology of any kind developed solely by the Dedicated Employees of Opco IT or its Subsidiaries in connection with performing the Software Technology Services (collectively “Opco IT Materials”), including all Intellectual Property Rights subsisting therein. If the Opco IT Materials include or constitute modifications, customizations, enhancements or extensions to the Opco-Exclusive Software, the Opco-Related Software, the Opco-Exclusive Other Materials and the Opco-Related Other Materials, Opco will have rights and licenses to such modifications, customizations, enhancements or extensions to the same extent that it has rights and licenses to the underlying Opco-Exclusive Software, Opco-Related Software, Opco-Exclusive Other Materials and the Opco-Related Other Materials, respectively.

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4.3 Ownership of Enhancements. Subject to Section 4.4, the parties agree that, as between the parties, all modifications, enhancements and derivative works of the Opco-Exclusive Software, the Opco-Related Software, the Opco-Exclusive Other Materials and the Opco-Related Other Materials created by (or by a third Person on behalf of) Opco or a Subsidiary Sublicensee under the licenses granted in Section 2.1 or 2.2 and otherwise in accordance with this Agreement will be exclusively owned by Opco or the relevant Subsidiary Sublicensee.

4.4 New Patents, Trademarks and Domain Names.

(a) Any new Patents applied for or issued during the Term based on any invention made solely by employees or contractors of Opco and/or employees or contractors of an Opco Subsidiary during the Term (“New Opco Patents”) will be owned by Alibaba and for the purposes of this Agreement will be deemed Opco-Exclusive Patents.

(b) Opco shall not, and shall cause all Subsidiaries of Opco not to, adopt, use (except for any use of the Opco-Exclusive Trademarks expressly authorized by Section 2.1), create, file, register, seek to register, cause to be registered, or conduct any business using any Trademarks or Domain Names that are derivative of or confusingly similar to any Trademarks (including the Opco-Exclusive Trademarks) or Domain Names owned, held, or licensed by Alibaba or any Alibaba Subsidiary, or otherwise used in connection with any conduct of any business by Alibaba or any Subsidiary of Alibaba, both prior to and after the Effective Time (the “Alibaba Marks”). Notwithstanding the foregoing, if any Alibaba Mark, Opco-Exclusive Trademark, or any Trademark or Domain Name that is derivative of or confusingly similar to any Alibaba Mark, Opco-Exclusive Trademark or Opco-Exclusive Domain Name (each, a “Similar Mark/Domain Name”), other than any Trademark or Domain Name required by applicable Law to be held or registered in the name of Opco or an Opco Subsidiary, or any application therefor, is filed or registered by Opco or any Opco Subsidiary during the Term, then such Similar Mark/Domain Name shall be assigned by Opco or the applicable Opco Subsidiary to Alibaba pursuant to this Section 4.4 and shall be exclusively owned by Alibaba. Opco hereby assigns, and causes each Opco Subsidiary to assign, to Alibaba, all of Opco’s and such Opco Subsidiary’s rights, title and interest in and to any and all Similar Marks/Domain Names, whether now existing or in the future created. The provisions of this Section 4.4(b) apply during the Term and, after the Term, shall survive but only with respect to the creation, filing, registration, seeking to register, causing to be registered, use and assignment of Trademarks or Domain Names that (1) commence with the letters “ALI” (other than Trademarks and Domain Names that contain the word “ALIPAY” and make no other use of the letters “ALI”) or (2) contain the word “TAOBAO,” or (3) contain the word “KOUBEI,” or (4) are derivative of or confusingly similar to any of the foregoing.

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(c) If during the Term Opco or an Opco Subsidiary desires to have filed or registered any new Trademark or Domain Name that (i) includes the word “ALIPAY” or (ii) is derivative of any other Opco-Exclusive Trademark set forth in Exhibit D (each such Trademark or Domain Name within the scope of clause (i) or (ii), a “New Opco Trademarks/Domain Name”), in each case to the extent any such Trademark or Domain Name is not required by applicable Law to be held or registered in the name of Opco or an Opco Subsidiary, then, subject to Alibaba’s agreement, such New Opco Trademark/Domain Name will be filed, registered (at Opco’s expense) and solely owned by Alibaba during the Term of this Agreement, and for the purposes of this Agreement will be deemed to be an Opco-Exclusive Trademark or Opco-Exclusive Domain Name, as applicable, upon being added to the applicable Exhibit hereto. For purposes of the foregoing, Alibaba’s agreement shall not be unreasonably withheld or delayed to the extent such desired New Opco Trademark/Domain Name does not contain any component (other than the word “ALIPAY” or product marks included in the Opco-Exclusive Trademarks set forth in Exhibit D that are not confusingly similar to or derivative of other Trademarks owned, held or licensed by Alibaba or any Alibaba Subsidiary) that is derivative of or confusingly similar to any Trademarks or Domain Names owned, held, or licensed by Alibaba or any Alibaba Subsidiary (including any Trademarks or Domain Names commencing with the letters “ALI”, other than as used in “ALIPAY”), or otherwise used in connection with any conduct of any business by Alibaba or an Alibaba Subsidiary, prior to and after the Effective Time.

(d) Opco and each Opco Subsidiary shall assist Alibaba in every reasonable way, at Opco’s expense (except with respect to maintaining Similar Mark/Domain Names), to obtain, secure, perfect, maintain, defend and enforce all Intellectual Property Rights with respect to the New Opco Patents, Similar Mark/Domain Name and New Opco Trademark/Domain Names. The prosecution of and registration for any New Opco Patent or New Opco Trademark/Domain Name will be executed pursuant to Section 6.1. The enforcement of any New Opco Patent will be executed pursuant to Section 6.2. Every twelve (12) months during the Term, or upon either party’s reasonable request, the parties shall amend this Agreement by updating Exhibits B, C-1, C-2, C-3 or D, as applicable, to add such newly issued, filed or registered New Opco Patents and New Opco Trademark/Domain Name.

(e) Except to the extent Alibaba is acting at the request of Opco or an Opco Subsidiary in filing, registering, seeking to register, or causing to be registered a Trademark or Domain Name, Alibaba shall not, and shall cause all its Subsidiaries not to, file, register, seek to register, or cause to be registered, or conduct any business using any Trademarks or Domain Names that contain the word “ALIPAY.”

4.5 Amendment of Opco-Exclusive IP. Exhibits A, B, C-1, C-2 and C-3 and D of this Agreement shall be amended and/or supplemented as follows:

(a) Every twelve (12) months, or more frequently from time to time as reasonably requested by Opco or Alibaba, to add any Opco-Exclusive Software, Opco-Exclusive Other Materials or Opco-Exclusive Patents authored or made (as applicable) by Dedicated Employees during the preceding twelve (12) months; and

(b) As set forth in Section 4.4(d).

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4.6 By Opco. As between Alibaba and Opco, Opco will retain its right, title and interest in and to any Opco Materials owned by Opco, including all Intellectual Property Rights of Opco subsisting therein; provided, however, that Opco agrees to grant and does hereby grant to Alibaba and any applicable Alibaba Subsidiary a limited, royalty-free, non-exclusive, non-transferable (except to a successor in connection with a merger or consolidation of Alibaba or the applicable Alibaba Subsidiary, or to a transferee in connection with the transfer of all or any substantial portion of the assets of Alibaba) right and license to use such Opco Materials if and for so long as, and only to the extent, such right and license is necessary in order for Alibaba or any of its Subsidiaries to carry out any obligations pursuant to this Agreement.

5. FEES AND PAYMENT

5.1 Royalties for Licensed IP. Opco-Exclusive IP and Opco-Related IP owned by Alibaba is licensed royalty-free until such time as Alibaba, in its sole discretion, decides to charge a royalty. In consideration for the licenses granted pursuant to Section 2 with respect to Opco-Related IP owned by Alibaba IT, Opco-Exclusive IP and Opco-Related IP owned by Alibaba or any of its other Subsidiaries, if Alibaba in its sole discretion decides to charge an aggregate royalty therefor, Opco shall pay to Alibaba IT and to Alibaba, if Alibaba, in its sole discretion, decides to charge a royalty, ongoing royalties calculated pursuant to the following formula (the “Royalty”) in accordance with this Section 5:

Royalty = consolidated revenue of the Opco Group multiplied by R, where

“R” means a percentage to be agreed between Opco and Alibaba IT (and Alibaba, if in its sole discretion it decides to charge a royalty).

5.2 Fees and Expenses for Software Technology Services.

(a) In consideration for Opco IT’s and its Subsidiaries’ performance of the Software Technology Services and for the licenses of Opco-Exclusive IP and Opco-Related IP owned by Opco IT and its Subsidiaries, Opco shall pay to Opco IT and its Subsidiaries an aggregate fee calculated in accordance with the following formula (the “Software Technology Services Fee”) in accordance with this Section 5:

Software Technology Services Fee = Alibaba Costs plus Income Share (each as defined below) minus the Royalty.

(b) “Alibaba Costs” and “Income Share” shall have the meanings and shall be determined as set forth below:

(i) “Alibaba Costs” means the consolidated pre-tax costs and expenses of Opco IT and its Subsidiaries incurred in the course of providing the Software Technology Services.

(ii) “Income Share” means an amount equal to the product of the Income Multiplier multiplied by (the consolidated pre-tax income of the Opco Group before taking into account the Royalty and the Software Technology Services Fee minus the Alibaba Costs). Notwithstanding the foregoing, in no event shall the Income Share be less than zero.

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(iii) The “Income Multiplier” shall initially be equal to 0.499 (reflecting the existing relative function/risk/asset profile of the parties) and shall be subject to downward adjustment as calculated in Subsection (v) as a result of, and effective from and after the date of, one or more Adjustment Events.

(iv) “Adjustment Event” means the issuance of new equity capital:

(A) by Holdco, solely for cash, but solely to the extent that Holdco contributes the cash proceeds raised in such issuance to Opco as equity capital, in which case only the amount so contributed shall be counted for purposes of the calculations in Subsection (d), or

(B) by Opco, for cash or as consideration for strategic acquisitions or other commercial arrangements,

in each case to Unrelated Third Parties on arm’s-length, commercial terms or on terms otherwise approved in writing by the Independent Directors pursuant to the procedures set forth in Section 7.11 of the Framework Agreement.

(v) (A) If an Adjustment Event results from Opco’s issuance of new equity capital pursuant to Subsection (iv)(B) above, the Income Multiplier in effect before giving effect to the Adjustment Event shall be reduced to equal:

New Income Multiplier = Old IM – (Old IM * (New Capital/Total Capital)), where:

New Income Multiplier	=	the Income Multiplier after giving effect to the Adjustment Event

Old IM	=	the Income Multiplier before giving effect to the Adjustment Event

New Capital	=	the equity capital of Opco issued in the Adjustment Event

Total Capital	=	the total equity capital of Opco outstanding after giving effect to the Adjustment Event.

For example, if the Income Multiplier before the Adjustment Event is 0.499, Opco has 100 units of equity capital outstanding before the Adjustment Event and it issues 20 new units in the Adjustment Event, the new Income Multiplier would be (0.499 – (0.499 * (20/120)) = 0.416.

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(B) If an Adjustment Event results from Holdco’s issuance of new equity capital pursuant to Subsection (iv)(A) above, the Income Multiplier in effect before giving effect to the Adjustment Event shall be reduced to equal:

New Income Multiplier = Old IM – (Old IM * (New Capital/Total Capital)), where:

New Income Multiplier	=	the Income Multiplier after giving effect to the Adjustment Event

Old IM	=	the Income Multiplier before giving effect to the Adjustment Event

New Capital	=	the cash proceeds from the Adjustment Event that are contributed by Holdco to Opco

Total Capital	=	the Equity Value of Opco prior to the Adjustment Event plus the amount of New Capital so contributed.

For example, if the Income Multiplier is 0.499, Opco has an Equity Value of US$2 billion prior to the Adjustment Event and Holdco contributes cash proceeds of $100 million from the Adjustment Event to Opco, the new Income Multiplier would be (0.499 – (0.499 * ($100 million/$2.1 billion)) = 0.475.

(C) All calculations of the Income Multiplier shall be rounded to the third decimal point (i.e., 0.xxx).

(vi) Notwithstanding the foregoing or the occurrence of one or more Adjustment Events, the Income Multiplier shall never be reduced below 0.3 during the Term. For the avoidance of doubt, in no event will the issuance of any new equity capital by either Holdco or Opco to officers, directors, management, employees or consultants of Holdco, Opco or any of their respective Subsidiaries result in any adjustment to the Software Technology Services Fee hereunder.

(vii) All income statement items of the Opco Group, Opco IT and its Subsidiaries will be determined in accordance with International Financial Reporting Standards and will be subject to audit pursuant to Section 5.5.

5.3 Royalty and Service Fee Reporting and Payment Terms. Within sixty (60) days of the end of each Opco fiscal year, Opco IT shall provide to Opco (a) a report detailing with reasonable specificity the basis for the Alibaba Costs, and (b) such additional information as Opco may reasonably request describing and further evidencing the calculation of the Alibaba Costs. Within ninety (90) days after the end of each Opco fiscal year, Opco shall pay to Alibaba IT the Royalty owed during such fiscal year, and Opco shall pay to Opco IT the Software Technology Services Fee owed during such fiscal year. Concurrently with such payments, Opco shall provide to Alibaba, Alibaba IT and Opco IT (a) a report detailing with reasonable specificity the basis for the Royalty payment, (b) a report detailing with reasonable specificity the basis for the Software Technology Services Fee, (c) true and complete income statements of the revenues and expenses of the Opco Group reflecting the consolidated pre-tax income of the Opco Group during the applicable fiscal year, and (d) such additional information as Alibaba, Alibaba IT or Opco IT may reasonably request describing and further evidencing the calculation of the Royalty payment and/or Software Technology Fee, as applicable. Opco shall pay all amounts due under this Agreement in Renminbi in the manner to be further agreed by the parties.

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5.4 Taxes. Each party shall bear the taxes applicable to it in connection with this Agreement, including but not limited to turnover tax, business tax, value-added tax, income tax, profits tax or other taxes.

5.5 Books and Records; Audit Rights.

(a) Opco, the other members of the Opco Group and Opco IT shall each maintain (and cause to be maintained) complete and accurate books and records, in accordance with International Financial Reporting Standards, for the purpose of supporting and documenting the Royalty and the Software Technology Services Fee payable by Opco, and as otherwise reasonably necessary to confirm Opco’s and Opco IT’s compliance with the terms and conditions of this Agreement. All such books and records will be retained at each respective company’s, or its applicable Subsidiary’s, principal place of business for a period of at least three (3) years after the payments to which they pertain have been made. Opco’s and Opco IT’s books and records will be open for inspection and audit during such three (3) year period for the purpose of verifying the accuracy of the payments and charges made hereunder.

(b) The parties shall conduct, once per fiscal year upon reasonable advance written notice to Opco and Opco IT respectively, a joint audit of the consolidated financials of Opco, the other members of the Opco Group and Opco IT for the purposes of calculating the Software Technology Services Fee and the Royalty. The auditor for such audit will be Ernst & Young or another internationally recognized auditor agreed to by the parties (Ernst & Young or such other agreed auditor, the “Auditor”), and the Auditor shall generate a reasonably detailed report, sufficient to document the accuracy of the applicable payments and charges made by Opco, the other members of the Opco Group and Opco IT, and any over- or under-payments or charges. The report will be simultaneously provided to Opco, Opco IT and Alibaba.

(c) If any audit discloses a shortfall in Royalty payments or Software Technology Services Fee payments made during the period audited, Opco shall pay Alibaba IT such underpaid Royalty or Opco IT such underpaid Software Technology Services Fee promptly thereafter.

(d) If any audit discloses that Opco IT overcharged Opco for the Software Technology Services, Alibaba IT shall credit the excess amount against the following year’s Royalty or Opco IT shall credit the excess amount against future Software Technology Services Fee, as agreed by the parties.

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(e) Each entity’s books and records for any applicable period may be audited or investigated only once, provided that in the event any such audit or investigation reveals an underpayment of Royalty or any miscalculation of the Software Technology Service Fee hereunder, Alibaba or Opco may, in its discretion, conduct one (1) additional audit or investigation of such entity’s books and records, according to the procedures set forth in this Section 5.5, in the twelve (12) months following the audit or investigation that revealed the underpayment or miscalculation. For clarity, neither party shall be required to disclose to the other, its auditors, pursuant to this Section 5.5, any Source Code, any materials or information protected by attorney client, work product or similar privileges, or any information that the other Person or its auditors or investigators, as the case may be, is not permitted to access pursuant to applicable Law. Before beginning its investigation, the Auditor shall execute a confidentiality agreement with Opco that (A) limits the disclosure to Alibaba of information obtained by the firm as part of the audit or investigation, to the results of the audit or investigation, the determinations of the firm in connection therewith, and the basis for such determinations, but (B) does not permit the disclosure to Alibaba of any Personal Information, any Source Code or information that Alibaba is not permitted to access in accordance with this Agreement pursuant to applicable Law.

5.6 Disputed Royalty or Charges. In the event Alibaba and Opco, or their applicable Subsidiaries, after reasonable consultation between representatives of each party, cannot agree on the proper amounts to be paid and/or credited between Opco IT, Opco and Alibaba IT, after conducting any audit as described in Section 5.5, the dispute will be finally settled in accordance with the dispute resolution procedures set forth in Section 15.6.

5.7 Conduct of Business. Without limitation to any provision of the Framework Agreement, Opco shall ensure that, during the Term, in no event will any aspects of the Business (other than any Software Technology Services provided by Opco IT and its Subsidiaries pursuant to this Agreement) be conducted by any Person that is not included in the Opco Group.

5.8 Independent Directors. Recipient shall elect to have the Auditor conduct a joint audit, and shall exercise Recipient’s other rights under this Section 5, if and to the extent so requested by the Independent Directors.

6. INTELLECTUAL PROPERTY PROSECUTION AND ENFORCEMENT

6.1 IP Prosecution and Registration.

(a) Alibaba shall have the sole control and discretion over the filing for, prosecution and maintenance of any Opco-Related IP.

(b) Alibaba shall have the first right, at its option, but subject to the exceptions set forth in Section 6.1(c), to control at its own expense the filing for, and prosecution and maintenance of, any Opco-Exclusive IP (“Opco-Exclusive Prosecution Function”). For so long as there are personnel employed or engaged by Alibaba or its Subsidiaries (or operating under the management or supervision of a manager or supervisor employed or engaged by Alibaba or its Subsidiaries) who have responsibility for patent applications, domain name registrations, and/or trademark registrations of Opco or its Subsidiaries, or that comprise Opco-Exclusive IP (as the parties acknowledge to be the case as of the Effective Time), such personnel will (i) continue to have access to the prosecution files and docket system to review the status of any filings for, and prosecution of the, Opco Exclusive IP and (ii) have the responsibility and an obligation to raise with Opco and Alibaba any objections to the manner in which any Opco-Exclusive IP is being handled, including whether and how any Opco-Exclusive Patents, Opco-Exclusive Domain Names or Opco-Exclusive Trademarks are being filed for, prosecuted and/or maintained. Alibaba shall, at Opco’s request and at reasonable intervals, provide Opco with information reasonably requested by Opco regarding the status of filing, prosecution and maintenance of any Opco-Exclusive Patents, Opco-Exclusive Domain Names or Opco-Exclusive Trademarks, or allow appropriate Opco personnel to directly access such information (in either event, permitting the appropriate Opco personnel’s or Opco’s outside counsel reasonable access to the files, or copies of the files, of the Opco-Exclusive Patents, Opco-Exclusive Domain Names and Opco-Exclusive Trademarks) and considering, in good faith, any suggestions or recommendations such personnel or counsel may have with respect to the conduct of the prosecution and maintenance of such Opco Exclusive-Patents, Opco-Exclusive Domain Names, and Opco-Exclusive Trademarks.

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(c) If Opco establishes its own Intellectual Property Rights group capable of handling the filing for, or prosecution or maintenance of, patent applications, domain names, and/or trademark registrations (“IP Function Separation”), the parties shall, at the request of Opco or Alibaba, discuss in good faith a process and procedures by which such group will assume responsibility for the Opco-Exclusive Prosecution Function. The parties acknowledge that if such process and procedures authorize Opco to take actions in the name of Alibaba or its Affiliates, such process and procedures will include reasonable protections for Alibaba and its Affiliates.

(d) If, after but notwithstanding the IP Function Separation, Opco elects not to assume responsibility for the Prosecution Function, Alibaba will (i) at Opco’s request, at reasonable intervals, provide Opco with information reasonably requested by Opco regarding the status of filing, prosecution and maintenance of any Opco-Exclusive Patents, Opco-Exclusive Domain Names or Opco-Exclusive Trademarks, or (ii) allow appropriate Opco personnel to access such information (e.g., through access to Alibaba’s docket). If Opco personnel do not have such access, and Alibaba then elects to abandon, dedicate to the public, or otherwise allow to lapse any Opco-Exclusive Patent, Opco-Exclusive Domain Name or Opco-Exclusive Trademark, Alibaba shall use commercially reasonable efforts to notify Opco of such election, and Opco shall then have the right, at Alibaba’s election, (i) to undertake the prosecution and maintenance of such Opco-Exclusive Patent, Opco-Exclusive Domain Name or Opco-Exclusive Trademark, at Opco’s own expense, in the name of Alibaba, or (ii) to receive an assignment to Opco, subject to Section 2.7(a), of Alibaba’s entire right, title and interest in and to such Opco-Exclusive Patent, Opco-Exclusive Domain Name or Opco-Exclusive Trademark, together with the right to recover any damages for past infringement of any such Opco-Exclusive Patent. If Alibaba elects to allow Opco to prosecute an Opco-Exclusive Patent, Opco-Exclusive Domain Name or Opco-Exclusive Trademark in the name of Alibaba, such prosecution shall be subject to Alibaba’s approval, which approval shall not be unreasonably withheld. In any event, Opco shall, at Alibaba’s reasonable request, provide Alibaba with reasonable information regarding the status of any applications or registrations for which Opco has undertaken the prosecution or maintenance or which Alibaba has assigned to Opco. Until such time as Alibaba elects to abandon, dedicate to the public, or otherwise allow to lapse any Opco-Exclusive Patent, Opco-Exclusive Domain Name or Opco-Exclusive Trademark, Alibaba will, at Opco’s reasonable request, use commercially reasonable efforts to include notifications in its applicable Intellectual Property dockets, and to instruct its outside counsel responsible for Intellectual Property prosecution to include in its applicable Intellectual Property dockets maintained on behalf of Alibaba, that no Opco-Exclusive Patent, Opco-Exclusive Domain Name or Opco-Exclusive Trademark expressly identified as such in the applicable docket should be abandoned, dedicated to the public or otherwise allowed to lapse without providing advanced notice to Opco.

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(e) Notwithstanding the foregoing, no failure of Alibaba to provide to Opco any notice or other information contemplated, or of Alibaba or its outside counsel to include any notifications in any Intellectual Property docket pursuant to this Section 6 shall create any liability on the part of Alibaba or any of its Affiliates in excess of Twenty-Five Thousand United States Dollars (US$25,000) per patent or patent application, not to exceed One Hundred Twenty Five Thousand United States Dollars (US$125,000) per patent family.

6.2 Patent Enforcement. Alibaba will have the sole control and discretion over the enforcement or defense of any Opco-Related Patent. In the event that Opco reasonably believes that any Opco-Exclusive Patent is being infringed by a third Person, Opco shall promptly notify Alibaba in writing, or in the event that a declaratory judgment action is brought against Opco with respect to an Opco-Exclusive Patent (or a reexamination request if filed against an Opco-Exclusive Patent), it shall promptly notify Alibaba in writing.

(a) As between the parties hereto, Alibaba shall have the initial right (but not the obligation) to control the enforcement of the Opco-Exclusive Patents, or defend any declaratory judgment action against Opco (or reexamination request) with respect thereto (each, for purposes of this Section 6.2, an “Enforcement Action”). All recoveries obtained by Alibaba from an Enforcement Action pursuant to this Section 6.2(a) will be first used to reimburse Alibaba for its out-of-pocket litigation expenses (including but not limited to any attorneys’ fees and court costs) in connection with the Enforcement Action and one hundred percent (100%) of any remaining recoveries will go to Opco. For clarity, any such recoveries shall be included in the consolidated pre-tax income of the Opco Group for the applicable fiscal year in which they are accrued for the purposes of the calculation of the Royalty and Software Technology Services Fee pursuant to Section 5. At Opco’s request, Alibaba shall keep Opco reasonably informed of the progress of any such Enforcement Action brought or defended by Alibaba pursuant to this Section 6.2(a).

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(b) In the event that Alibaba does not initiate an Enforcement Action to enforce the Opco-Exclusive Patents against a commercially significant infringement by a third Person in the field of the Business (“Qualifying Infringement”), within ninety (90) days after a formal, written request by Opco to initiate such Enforcement Action, Opco may initiate an Enforcement Action against such infringement. In the event that Alibaba does not promptly undertake, at Alibaba’s expense, the defense of a declaratory judgment action against Opco (or a reexamination request) with respect to any of the Opco Exclusive Patents, Opco shall have the right to do so at its own expense. Opco must consult with Alibaba prior to initiating any Enforcement Action or defending any declaratory judgment action (or reexamination) pursuant to this Section 6.2(b) with respect to an Opco-Exclusive Patent, and shall not assert any Opco-Exclusive Patent against any third Person if, in the written opinion of outside patent counsel mutually agreed to by the parties, it is more likely than not that such third Person is not infringing the Opco Exclusive Patent in the field of the Business. Alibaba shall have the right (but not the obligation) to cooperate, at Opco’s expense, in any Enforcement Action initiated or defended by Opco under this Section 6.2(b) (including joining such Enforcement Action as a party plaintiff if necessary or desirable for initiation or continuation of such Enforcement Action) and shall have the right (but not the obligation) to participate and be represented in any such Enforcement Action with counsel of its choice at Alibaba’s own expense. In any event, Opco shall keep Alibaba reasonably informed of the progress of any such Enforcement Action initiated or defended by Opco pursuant to this Section 6.2(b) and, upon Alibaba’s request, shall seek Alibaba’s input on any substantive submissions or positions it takes in the litigation regarding the scope, validity and enforceability of the Opco-Exclusive Patents. Opco shall have the right to enter into an agreement in settlement of any Enforcement Action brought or defended pursuant to this Section 6.2(b), including the grant of a license within the field of the Business, but shall not enter into any settlement agreement which would impose any obligation or cost on, or otherwise adversely affect, Alibaba or any of its Subsidiaries (for clarity, for purposes or the foregoing, the parties acknowledge that a non-exclusive license consistent with this Agreement that is granted to the defendant in any such Enforcement Action shall not be regarded as adversely affecting Alibaba or its Subsidiaries), or make any admission relating to the validity or enforceability of any Opco-Exclusive Patents, without the prior written consent of Alibaba, such consent not to be unreasonably withheld or delayed. All recoveries obtained by Opco from an Enforcement Action pursuant to this Section 6.2(b) will be first used to reimburse Alibaba for its out-of-pocket litigation-related expenses (including reasonable attorneys’ fees and court costs) in connection with the Enforcement Action and any remaining recoveries will be retained one hundred percent (100%) by Opco and included in the consolidated pre-tax income of the Opco Group in the fiscal year in which such recoveries are accrued.

(c) Notwithstanding anything set forth in Section 6.2(b), Alibaba may, in its sole discretion, refuse to cooperate with Opco in connection with, or otherwise participate in, any Enforcement Action (“Right of Refusal”), and Opco shall not seek to join Alibaba or any Alibaba Subsidiary as a party in any Enforcement Action. In the event Alibaba exercises its Right of Refusal with respect to any Opco-Exclusive Patents, then, upon Opco’s written request, Alibaba agrees to cooperate with Opco to determine if the assignment of any Opco-Exclusive Patent to Opco or waiver of Alibaba’s right to enforce the subject Opco-Exclusive Patent would be necessary for the purposes of Opco to pursue or defend the applicable Enforcement Action. If Alibaba and Opco determine that such an assignment of any Opco-Exclusive Patent(s) or waiver of Alibaba’s rights is necessary, then Alibaba will elect, in its sole discretion and subject to the unanimous approval of the Independent Directors (which approval is given pursuant to the procedures set forth in Section 7.11 of the Framework Agreement) as to which option to elect: (i) to join in the applicable Enforcement Action, (ii) file appropriate papers with the applicable court confirming that it waives its rights to enforce the applicable Opco-Exclusive Patent and agrees that Opco may enforce such Opco-Exclusive Patent, or (iii) to assign to Opco, at Alibaba’s sole cost and expense and subject to Section 2.7(a), Alibaba’s entire right, title and interest in and to such Opco-Exclusive Patent(s), together with the right to recover any damages for past infringement of such Opco-Exclusive Patent(s). For clarity, any Opco-Exclusive Patent assigned to Opco pursuant to this Section 6.2(c) will constitute Opco-Retained IP licensed to Alibaba and its Subsidiaries pursuant to Section 2.7(a).

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7. WARRANTIES

7.1 Limited Software Technology Services Warranty. Alibaba warrants that the Software Technology Services shall be performed in a manner consistent with similar services historically provided by the Opco IP/Technology Providers to other Subsidiaries of the Alibaba Group (including Opco and its Subsidiaries). This warranty will be in effect for a period of thirty (30) days from the completion of any Software Technology Services. As Opco’s and the Opco Subsidiaries’ sole and exclusive remedy and Alibaba’s and the Opco IP/Technology Provider’s entire liability for any breach of the foregoing warranty, Alibaba shall, at its sole option and expense, promptly re-perform, or caused to be re-performed, any Software Technology Services that fail to meet this limited warranty or refund to Opco the fees paid for the non-conforming Software Technology Services.

7.2 Opco-Exclusive IP Warranty. Opco represents and warrants to Alibaba as of the Effective Time that (a) each of the Opco-Exclusive Copyrights (including the Opco-Exclusive Software and Opco-Exclusive Other Materials) set forth Exhibit A, the Opco-Exclusive Domain Names set forth in Exhibit B and the Opco-Exclusive Trademarks set forth in Exhibit D is exclusively used in and relates solely to the Business as conducted by Opco and its Subsidiaries and is not used in, or necessary for use by, Alibaba or its Affiliates in connection with the conduct of the Alibaba Business, and (b) each of the Opco-Exclusive Patents set forth in Exhibit C is based only on inventions made solely by employees or contractors of Opco IT, Alipay Software Ltd., Opco or Opco’s Subsidiaries.

7.3 Warranty Disclaimer. THE EXPRESS WARRANTIES IN SECTION 7.1 ARE IN LIEU OF, AND ALIBABA AND THE OPCO IP/TECHNOLOGY PROVIDERS HEREBY DISCLAIM, ALL OTHER WARRANTIES, REPRESENTATIONS OR CONDITIONS OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT. WITHOUT LIMITATION TO THE GENERALITY OF THE FOREGOING, EXCEPT AS EXPRESSLY PROVIDED IN SECTION 7.1, THE LICENSED IP IS LICENSED BY ALIBABA AND THE OPCO IP/TECHNOLOGY PROVIDERS TO OPCO, AND THE SOFTWARE TECHNOLOGY SERVICES AND ANY RELATED WORK PRODUCT ARE PROVIDED “AS IS,” WITHOUT WARRANTY OF ANY KIND, AND SHALL NOT BE SUBJECT TO ANY STANDARDS, SERVICE LEVELS, REVIEWS, MODIFICATIONS OR ACCEPTANCE CRITERIA OF ANY KIND UNLESS OTHERWISE EXPRESSLY AGREED BY THE PARTIES IN WRITING.

8. INDEMNIFICATION.

8.1 Opco Indemnification of Alibaba. Opco agrees on behalf of itself and its Subsidiaries, to defend, indemnify, and hold harmless Alibaba, the Opco IP/Technology Providers, and Alibaba’s other Affiliates, and each of their respective directors, officers, employees, representatives and agents (the “Alibaba Indemnitees”) from and against any and all claims, actions, causes of action, judgment, awards, liabilities, losses, costs or damages (including reasonably attorneys’ fees and expenses) (collectively, “Losses”) arising out of or relating to any claim by any third Person arising out of or relating to Opco’s and/or the Opco Subsidiaries’ use of, or the exercise of its rights in and to, the Licensed IP. For clarity, the parties acknowledge that to the extent that a claim arises out of or relates to the Services (as defined in the Commercial Agreement) provided to Alibaba or its Subsidiaries under the Commercial Agreement, the indemnification provisions of the Commercial Agreement (rather than this Section 8.1) shall apply.

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8.2 Indemnification Procedures.

(a) Promptly after receipt by Alibaba of notice of the commencement or threatened commencement of any action, suit, proceeding, claim, arbitration, investigation or litigation, whether civil or criminal, at Law or in equity, made or brought by a third Person (each a “Third Party Claim”), in respect of which Alibaba will seek indemnification pursuant to Section 8.1, Alibaba shall notify Opco of such Third Party Claim in writing. No failure to so notify Opco shall relieve it of its obligations under this Agreement, except to the extent that it can demonstrate that it was materially prejudiced by such failure.

(b) Opco shall have thirty (30) days after receipt of notice to elect, at its option, to assume and control the defense of, at its own expense and by its own counsel, any such Third Party Claim, and shall be entitled to assert any and all defenses available to Alibaba, Alibaba’s Subsidiaries, including the Opco IP/Technology Providers to the fullest extent permitted under applicable Law; provided, however, that Opco shall have no right to assume and control, and Alibaba shall at all times remain in sole control of (including selecting counsel), the defense of any Third Party Claim related to taxes. If Opco shall undertake to compromise or defend any such Third Party Claim, it shall promptly, but in any event within ten (10) days of the receipt of notice from Alibaba of such Third Party Claim, notify Alibaba of its intention to do so, and Alibaba shall cooperate fully with Opco and its counsel in the compromise of, or defense against, any such Third Party Claim; provided, however, that (A) Opco shall not settle, compromise or discharge, with respect to, any such Third Party Claim without Alibaba’s prior written consent (which consent shall not be unreasonably withheld, delayed, or conditioned) and (B) Opco shall not admit any liability with respect to any such Third Party Claim without Alibaba’s prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned.

(i) Notwithstanding an election by Opco to assume the defense of any Third Party Claim, Alibaba and/or the applicable member of the Alibaba Indemnitees shall have the right to employ separate counsel and to participate in the defense of such Third Party Claim, and Opco shall bear the reasonable fees, costs and expenses of such separate counsel if (1) Alibaba shall have determined in good faith that an actual or potential conflict of interest makes representation by the same counsel or the counsel selected by Opco inappropriate, or (2) Opco shall have authorized Alibaba to employ separate counsel at Opco’s expense.

(ii) Alibaba, Opco, and their respective counsel shall cooperate in the defense of any Third Party Claim subject to Section 8.1, keep such persons informed of all developments relating to any such Third Party Claims, and provide copies of all relevant correspondence and documentation relating thereto, except as necessary to preserve attorney-client, work product and other applicable privileges. All reasonable costs and expenses incurred in connection with Alibaba’s cooperation shall be borne by Opco. In any event, Alibaba and/or the applicable member of the Alibaba Indemnitees shall have the right at its own expense to participate in the defense of such asserted liability.

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(c) If Opco does not elect to defend a Third Party Claim pursuant to Section 8.2(b), or does not defend such Third Party Claim in good faith, Alibaba and/or the applicable Opco IP/Technology Provider shall have the right, in addition to any other right or remedy it may have hereunder, at Opco’s expense, to defend such Third Party Claim; provided, however, that Alibaba and/or the applicable Opco IP/Technology Provider shall not settle, compromise or discharge, or admit any liability with respect to, any such Third Party Claim without Opco’s prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned.

9. CONFIDENTIALITY

9.1 Confidential Information. Each party (the “Receiving Party”) shall use the same standard of care to prevent the public disclosure and dissemination of the Confidential Information of the other party (the “Disclosing Party”) as the Receiving Party uses to protect its own comparable Confidential Information. “Confidential Information” of a party means confidential, non-public marketing plans, product plans, business strategies, financial information, forecasts, Personal Information, Highly Sensitive Information, customer lists and customer data, technical documents and information and any similar confidential, non-public materials and information, regarding such party and its Affiliates, or their representatives or customers, disclosed by the Disclosing Party to the Receiving Party under or in connection with this Agreement, whether orally, electronically, in writing, or otherwise, including copies thereof, in each case to the extent expressly marked in writing as “Confidential,” or, if disclosed orally, identified as confidential at the time of disclosure and set forth or summarized in a written document expressly marked as “Confidential” delivered to the Receiving Party no later than thirty (30) days after the date of the initial oral disclosure thereof, or, if not so marked or identified as “Confidential,” shall nevertheless be regarded as Confidential Information if a reasonable person under the circumstances would know the information is considered confidential by the Disclosing Party. Confidential Information of Alibaba includes the Source Code of the Opco-Exclusive Software and the source Code and Object Code of the Opco-Related Software. Notwithstanding the foregoing, (a) Confidential Information may be disclosed on an as needed basis to personnel or subcontractors (in the case of Opco, solely to Permitted Subcontractors) of the Receiving Party and its Subsidiaries solely as and to the extent required for the purpose of fulfilling the Receiving Party’s obligations or exercising the Receiving Party’s rights under any Transaction Document (including, in the case Alibaba and its Subsidiaries, its rights to contract with other Persons for the procurement by Alibaba or its Subsidiaries of services comparable to the Services (as defined in the Commercial Agreement)), and (b) nothing in this Section 9.1 shall be deemed to prevent Opco and its Subsidiaries from engaging in the Business or Alibaba and its Subsidiaries from engaging in the business of Alibaba and its Subsidiaries or otherwise preventing Opco or Alibaba and their respective Subsidiaries from exercising their rights in and to the Licensed IP, Opco-Retained IP or Opco Non-Core IP. Nonetheless, each Receiving Party (x) shall limit the disclosure of the Disclosing Party’s Confidential Information to third Persons to what is necessary for a reasonable purpose in the conduct of the business of the Receiving Party (including its Subsidiaries), and (y) Alibaba and its Subsidiaries shall not disclose any Highly Sensitive Information to any third Persons, except user data to the extent that (i) disclosure of such data is required for the purpose of engaging a third Person to provide services comparable to the Services (as defined in the Commercial Agreement) (provided that such third Person shall not use such data for any other purpose), (ii) disclosure of such data to such third Person in accordance with this Agreement does not violate applicable Law, and (iii) disclosure of such data to such third Person in accordance with this Agreement does not violate the terms of use or terms of service under which such data was collected. Each Receiving Party shall take all reasonable steps to ensure that any such Confidential Information disclosed to any Personnel or subcontractors in accordance with this Sections 9.1 is treated as confidential by the personnel, Subsidiary Sublicensees, Permitted Subcontractors, and Opco End Users to whom it is disclosed, and shall require the foregoing to enter into an agreement which imposes confidentiality obligations no less protective of the Confidential Information than those imposed under this Agreement.

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9.2 Permitted Disclosures. The provisions of this Article 9 shall not apply to any Confidential Information which: (a) is or becomes commonly known within the public domain other than by breach of this Agreement or any other agreement that the Disclosing Party has with any Person; (b) is obtained from a third Person who is lawfully authorized to disclose such information free from any obligation of confidentiality; (c) is independently developed without reference to or use of any Confidential Information of the Disclosing Party; or (d) is known to the Receiving Party without any obligation of confidentiality prior to its receipt from the Disclosing Party.

9.3 Disclosure in Compliance With Law. Nothing in this Article 9 shall prevent the Receiving Party from disclosing Confidential Information where it is required to be disclosed by judicial, administrative, governmental, or regulatory process in connection with any action, suit, proceeding or claim, or otherwise by applicable Law; provided, however, that the Receiving Party shall, if legally permitted, give the Disclosing Party prior reasonable notice as soon as possible of such required disclosure so as to enable the Disclosing Party to seek relief from such disclosure requirement or measures to protect the confidentiality of the disclosure.

9.4 Restricted Data. Notwithstanding anything to the contrary set forth herein, nothing in this Agreement shall require Opco to disclose to Alibaba or its Subsidiaries any information, communications or documents that are protected by attorney-client privilege, work product privilege or is protected under similar legal principles in foreign jurisdictions, or Personal Information of any person, or any other information or data where such disclosure would be prohibited by applicable Law, including Chinese Laws relating to payment data security or state economic security.

9.5 Confidentiality of the Licensed IP. In addition to the obligations set forth in Section 9.3 and Section 2.4(c), Opco shall comply with the obligations set forth in this Section 9.5 with respect to the Opco-Exclusive Software and Opco-Related Software. Opco and the Subsidiary Sublicensees shall take reasonable steps, during the Term with respect to Opco-Exclusive Software, and both during and after the Term with respect to Opco-Related Software, to ensure that no unauthorized copy, in whole or in part, of the Opco-Exclusive Software or Opco-Related Software will be made available to any third Person. Opco and the Subsidiary Sublicensees shall use the Opco-Exclusive Software and Opco-Related Software disclosed to each of them hereunder under carefully controlled conditions, shall distribute such Opco-Exclusive Software and Opco-Related Software only to each of its respective employees with a need to have access thereto, and solely to the extent necessary to exercise their license or sublicense rights set forth in this Agreement, and Opco and each Subsidiary Sublicensee shall observe, at a minimum, the same level of security, copy restrictions and non-disclosure as it exercises with respect to confidential Opco-Exclusive Software and Opco-Related Software and related documentation for each of their own products, which in no event shall be less than a reasonable degree of care. Opco shall be fully responsible for the conduct of its employees, agents, representatives, Subsidiary Sublicensees and Permitted Subcontractors who may in any way breach this Agreement, and Opco shall immediately notify Alibaba of any known breach of this Agreement including any act or omission by any Opco Affiliate that, if committed by Opco, would constitute a breach of this Agreement.

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9.6 Residuals. Notwithstanding anything to the contrary herein, the Receiving Party shall be free to use for any purpose the Residual Information resulting from access to any Confidential Information disclosed to it under this Agreement. “Residual Information” means information in non-tangible form which may be retained in the memory of employees of the Receiving Party who have had access to the Confidential Information of the Disclosing Party. Receiving Party’s receipt of Confidential Information under this Agreement shall not create any obligation that in any way limits or restricts the assignment and/or reassignment of the Receiving Party’s employees. For the avoidance of doubt, the foregoing does not constitute a license under any Patent or otherwise affect any party’s (or its Subsidiaries’) rights or obligations under Section 7.13 of the Framework Agreement.

10. LIMITATION OF LIABILITY. IN NO EVENT WILL ALIBABA, ANY ALIBABA AFFILIATE OR AN OPCO IP/TECHNOLOGY PROVIDER BE LIABLE TO OPCO, ANY OPCO AFFILIATE OR TO ANY THIRD PERSON FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF USE, DATA, BUSINESS OR PROFITS) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE LICENSED IP OR THE SOFTWARE TECHNOLOGY SERVICES OR ANY RESULTS OR WORK PRODUCT ARISING FROM THE SOFTWARE TECHNOLOGY SERVICES, HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, EVEN IF ALIBABA OR AN OPCO IP/TECHNOLOGY PROVIDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ALIBABA’S AND THE OPCO IP/TECHNOLOGY PROVIDERS’ TOTAL LIABILITY TO OPCO AND OPCO AFFILIATES, FROM ALL CAUSES OF ACTION AND ALL THEORIES OF LIABILITY UNDER THIS AGREEMENT, WILL BE LIMITED TO AND WILL NOT EXCEED THE TOTAL AMOUNTS ACTUALLY PAID TO ALIBABA AND THE OPCO IP/TECHNOLOGY PROVIDERS BY THE OPCO GROUP UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE DATE OF THE EVENT GIVING RISE TO THE MOST RECENT CLAIM OF LIABILITY; PROVIDED, HOWEVER, THAT DURING THE PERIOD COMMENCING ON THE EFFECTIVE TIME AND ENDING ON A DATE ONE (1) YEAR THEREAFTER, ALIBABA’S AND THE OPCO IP/TECHNOLOGY PROVIDERS’ TOTAL LIABILITY HEREUNDER SHALL NOT EXCEED THE GREATER OF (1) TEN MILLION ($10,000,000) U.S. DOLLARS AND (2) THE TOTAL AMOUNTS ACTUALLY PAID TO ALIBABA AND THE OPCO IP/TECHNOLOGY PROVIDERS BY THE OPCO GROUP UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE DATE OF THE EVENT GIVING RISE TO THE MOST RECENT CLAIM OF LIABILITY.

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11. NO EFFECT ON ACQUIRER’S SEPARATE INTELLECTUAL PROPERTY RIGHTS. Notwithstanding anything to the contrary set forth herein, in the event Alibaba merges with or acquires a third Person, or assigns or transfer this Agreement to a third Person (any such third Person, “Transferee”), whether by merger, assignment, transfer of assets (including but not limited to this Agreement) or otherwise, the licenses granted pursuant to Section 2.2 will extend only to the Opco-Related IP owned by Alibaba or an Opco IP/Technology Provider immediately prior to such merger, acquisition, assignment or transfer and will not affect or otherwise encumber in any manner the Transferee’s Intellectual Property Rights, except only any Opco-Related IP owned by Alibaba or an Opco IP/Technology Provider immediately prior to such merger, acquisition, assignment or transfer and acquired by the Transferee from Alibaba or an Opco IP/Technology Provider and any subsequently filed patents and patent applications that claim an effective filing date based upon Opco-Related Patents that were owned by Alibaba or an Opco IP/Technology Provider immediately prior to such assignment or transfer.

12. COMPLIANCE WITH LAWS. At all times during the Term, Opco shall comply, and shall cause its Subsidiaries to comply, with all Laws applicable to Opco and Opco’s Subsidiaries concerning the Business and any Business Product. Without limiting the foregoing, Opco acknowledges that the Licensed IP and all related technical data and materials may be subject to export controls under the applicable export, import and/or use control Law in any territory where the Licensed IP is used. Notwithstanding anything in this Agreement to the contrary, Alibaba and the Opco IP/Technology Providers shall not be required to supply to Opco, any Opco Subsidiaries or any third Persons, and Opco and Opco Affiliates shall not export or re-export, any Licensed IP or technical data supplied by Alibaba or the Opco IP/Technology Providers, directly or through third Persons, to any source for use in any country or countries in contravention of any Laws.

13. TERM AND TERMINATION

13.1 Term. This Agreement will enter into effect upon the Effective Time and continue in full force and effect until the IP Termination Date, unless earlier terminated in accordance with this Section 13 (the “Term”).

13.2 Termination by Alibaba for Opco Bankruptcy. Alibaba shall have the right to terminate this Agreement on the occurrence of any of the following events if:

(a) Opco files a petition for bankruptcy or is adjudicated a bankrupt;

(b) Opco becomes insolvent and makes an assignment for the benefit of its creditors or an arrangement for its creditors pursuant to any bankruptcy Law;

(c) Opco discontinues the Business; or

(d) an administrator is appointed for Opco or its business.

13.3 No Termination by Opco. Opco shall have no right to terminate this Agreement, or any of the Software Technology Services, based on any breach hereof or for any other reason, and Opco’s sole and exclusive remedy with respect to any breach hereof by Alibaba or an Opco IP/Technology Provider will be to seek monetary damages for the breach and, in the case of Alibaba’s or an Opco IP/Technology Provider’s breach of its obligations under Section 9, injunctive or other equitable remedies to cure, limit and restrain any such breach or threatened breach.

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13.4 Injunctive Relief. The Parties have agreed that the Software Technology Services will be provided to Opco and its Subsidiaries in accordance with this Agreement and it is an essential element of the bargain between the parties that Opco IT and its Subsidiaries will provide the Software Technology Services described in this Agreement except in the case of a rightful termination as set forth in Section 13. Therefore, Opco and its Subsidiaries shall be entitled to equitable relief, including injunctive relief, in addition to all of its other rights and remedies hereunder, at Law or in equity, to enforce the provisions of this Agreement related to the performance of Software Technology Services.

13.5 Non-payment. If Opco fails to make payment of any amounts due and payable to Opco IT or Alibaba IT under this Agreement by the date such payment is due, the parties agree that Opco IT or Alibaba IT, as applicable, is entitled to charge interest on such unpaid amounts at twelve percent (12%) annual rate, commencing from the date on which payment was due. Opco’s failure to pay the Royalty or the Software Technology Fee due under this Agreement will not entitle Alibaba to terminate this Agreement. Notwithstanding the foregoing, Alibaba may terminate this Agreement upon notice to Opco if Holdco (i) fails to pay, or caused to be paid, any or all of the IPCo Note Amount, the Increase Payment, the Liquidity Event Payment, the Make-Whole Payment or the Impact Payment, in each case as set forth in and in accordance with the Framework Agreement, and (ii) does not cure such payment failure pursuant to the terms of Section 9.01(a)(vii) of the Framework Agreement.

13.6 Effects of Termination.

(a) Licenses. All licenses and sublicenses granted under this Agreement will terminate upon the termination or expiration of this Agreement; provided, however, that the termination of such licenses and sublicenses pursuant to this Section 13.6 shall have no effect on any license of rights in and to any Intellectual Property or Intellectual Property Rights in accordance with Section 2.10 of the Framework Agreement or as otherwise agreed to by the parties.

(b) Return of Confidential Material. Within thirty (30) days after the termination or expiration of this Agreement, each party shall either deliver to the other, or destroy, all copies of any tangible Confidential Information of the other party provided hereunder in its possession or under its control, and shall furnish to the other party an affidavit signed by an officer of its company certifying that such delivery or destruction has been fully effected.

(c) Payment of Unpaid Royalty and Fee. Within sixty (60) days of the expiration or termination of this Agreement, Opco shall pay, or caused to be paid, to Alibaba or an Alibaba Affiliate designated by Alibaba, all sums, if any, due and owing pursuant to the terms of this Agreement as of the date of expiration or termination of this Agreement.

13.7 Survival. The respective rights and obligations of the parties under Sections 1, 4.4(b) (to the extent set forth therein), 5.5, 5.6, 7, 8, 9, 10, 13.6, 13.7, 14 and 15 of this Agreement will survive expiration or termination of this Agreement. No termination or expiration of this Agreement shall relieve any party for any liability for any breach of or liability accruing prior to the effective date of termination.

33

14. OBLIGATION OF THE PARTIES REGARDING SUBSIDIARIES. Each party shall require its respective Subsidiaries to fulfill each such Subsidiary’s duties and comply with its obligations, all as set forth in this Agreement. Without limiting the generality of the foregoing, Opco shall cause its Subsidiaries to carry out all obligations, duties and responsibilities of Opco set forth in this Agreement, including without limitation all obligations to take any actions or refrain from taking any actions, and any act or failure to act by any Subsidiary of Opco shall be deemed an act or failure to act of Opco. Opco shall be liable for the performance of all obligations, duties and responsibilities of its Subsidiaries in this Agreement and for all actions or failures to act of its Subsidiaries, and any failure of Opco Subsidiaries to perform any obligation, duty or responsibility set forth in this Agreement, or to take or fail to take any action in accordance with this Agreement, shall be deemed a breach of this Agreement by Opco.

15. GENERAL.

15.1 Relationship of the Parties as Independent Contractors. The parties are and at all times will be and remain independent contractors as to each other, and at no time will either party be deemed to be the agent or employee of the other. No joint venture, partnership, agency, or other relationship will be created or implied as a result of this Agreement. Alibaba and the Opco IP/Technology Providers are performing the Software Technology Services as independent contractors of Opco or Opco’s Subsidiaries and nothing in this Agreement will be construed as establishing an employment, agency, partnership or joint venture relationship between Opco or any Opco Subsidiary, on the one hand, and Alibaba, an Opco IP/Technology Provider or any of their personnel, on the other. Alibaba and the Opco IP/Technology Providers have no authority to bind Opco or Opco’s Subsidiaries by contract or otherwise, and Opco and Opco’s Subsidiaries have no authority to bind Alibaba or the Alibaba Group (including the Opco IP/Technology Providers) by contract or otherwise. Alibaba and the Opco IP/Technology Providers acknowledge and agree that their personnel are not eligible for or entitled to receive any compensation, benefits or other incidents of employment that Opco and Opco’s Subsidiaries makes available to any employees of Opco or any Opco Subsidiaries. Except as explicitly set forth herein, Alibaba and the Opco IP/Technology Providers are solely responsible for all taxes, expenses, withholdings and other similar statutory obligations arising out of the relationship between Alibaba and the Opco IP/Technology Providers and their personnel and the performance of Software Technology Services by such personnel.

15.2 Opco IP/Technology Providers Addenda. Each Opco IP/Technology Providers Addendum shall be in the form set forth in Exhibit F. In the event of any conflict between any Opco IP/Technology Providers Addendum and any term or condition of this Agreement, this Agreement will control.

34

15.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed received (i) on the date of delivery if delivered personally and/or by messenger service, (ii) on the date of receipt of transmission by facsimile (or, the first (1st) Business Day following such receipt if (a) the date is not a Business Day or (b) receipt occurs after 5:00 p.m., local time of the recipient) or (iii) on the date of confirmation of receipt if delivered by a nationally recognized courier service (or, the first (1st) Business Day following such receipt if (a) the date is not a Business Day or (b) receipt occurs after 5:00 p.m., local time of the recipient), to the Parties at the following address or facsimile numbers (or at such other address or facsimile number for a Party as shall be specified by like notice):

To Alibaba:

c/o Alibaba Group Services Limited

24th Floor, Jubilee

18 Fenwick Street

Wanchai

Hong Kong

Attention: General Counsel

Facsimile No.: +852 2215 5200

with a copy to the Independent Directors at their addresses set forth below.

To Yahoo!:

Yahoo! Inc.

701 First Avenue

Sunnyvale, CA 94089

Attention: General Counsel

Facsimile No: (408) 349-3650

with a copy (not notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue, Suite 1100
Palo Alto, CA 94301
Attention:	Kenton J. King
Leif B. King
Facsimile No.: (650) 470-4570

To Softbank:

SOFTBANK CORP.

1-9-1 Higashi Shinbashi, Minato-ku,

Tokyo 105-7303, Japan

Attention: Mr. Katsumasa Niki, Finance

Facsimile No: +81-3-6215-5001

35

with a copy (not notice) to:

Morrison & Foerster LLP

Shin-Marunouchi Building 29F, 1-5-1 Marunouchi, Chiyoda-ku

Tokyo 100-6529, Japan

Attention: Kenneth Siegel

Facsimile No: +81-3-3214-6512

To Opco:

Alibaba Group Services Limited

24th Floor, Jubilee

18 Fenwick Street

Wanchai

Hong Kong

Attention: General Counsel

Facsimile No.: +852 2215 5200

with a copy (not notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10023

Attention: Mark Gordon

Facsimile No: (212) 403-2343

and

Fenwick & West LLP

Silicon Valley Center

801 California Street

Mountain View, CA 94041

Attention: Larry Granatelli

Facsimile No.: (650) 938-5200

and

Fangda Partners

20/F, Kerry Center

1515 Nan Jing West Road

Shanghai 200040, China

Attention: Jonathan Zhou

Facsimile No: +8621-5298-5577

36

15.4 Headings. The bold-faced headings contained in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement and will not be referred to in connection with the construction or interpretation of this Agreement.

15.5 Counterparts and Exchanges by Electronic Transmission or Facsimile. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission or facsimile will be sufficient to bind the parties to the terms and conditions of this Agreement.

15.6 Arbitration.

(a) Any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement, including the breach, termination or validity hereof, shall be finally resolved exclusively by arbitration. The arbitration shall be administered by, and conducted in accordance with the rules of the International Chamber of Commerce (the “ICC”) in effect at the time of the arbitration, except as they may be modified by mutual agreement of the parties. The seat of the arbitration shall be Singapore, provided, that, the arbitrators may hold hearings in such other locations as the arbitrators determine to be most convenient and efficient for all of the Parties to such arbitration under the circumstances. The arbitration shall be conducted in the English language.

(b) The arbitration shall be conducted by three arbitrators. The party (or the parties, acting jointly, if there are more than one) initiating arbitration (the “Claimant”) shall appoint an arbitrator in its request for arbitration (the “Request”). The other party (or the other parties, acting jointly, if there are more than one) to the arbitration (the “Respondent”) shall appoint an arbitrator within thirty (30) days of receipt of the Request and shall notify the Claimant of such appointment in writing. If within thirty (30) days of receipt of the Request by the Respondent, either party has not appointed an arbitrator, then that arbitrator shall be appointed by the ICC. The first two arbitrators appointed in accordance with this provision shall appoint a third arbitrator within thirty (30) days after the Respondent has notified Claimant of the appointment of the Respondent’s arbitrator or, in the event of a failure by a party to appoint, within thirty (30) days after the ICC has notified the parties and any arbitrator already appointed of the appointment of an arbitrator on behalf of the party failing to appoint. When the third arbitrator has accepted the appointment, the two arbitrators making the appointment shall promptly notify the parties of the appointment. If the first two arbitrators appointed fail to appoint a third arbitrator or so to notify the parties within the time period prescribed above, then the ICC shall appoint the third arbitrator and shall promptly notify the parties of the appointment. The third arbitrator shall act as Chair of the tribunal.

(c) The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the parties. The award may include an award of costs, including reasonable attorneys’ fees and disbursements. In addition to monetary damages, the arbitral tribunal shall be empowered to award equitable relief, including, but not limited to, an injunction and specific performance of any obligation under this Agreement. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any dispute, except insofar as a claim is for indemnification for an award of punitive damages awarded against a party in an action brought against it by an independent third Person. The arbitral tribunal shall be authorized in its discretion to grant pre-award and post-award interest at commercial rates. Any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by Law, be charged against the party resisting such enforcement. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

37

(d) In order to facilitate the comprehensive resolution of related disputes, and upon request of any party to the arbitration proceeding, the arbitration tribunal may, within ninety (90) days of its appointment, consolidate the arbitration proceeding with any other arbitration proceeding involving any of the parties relating to the Transaction Documents. The arbitration tribunal shall not consolidate such arbitrations unless it determines that (i) there are issues of fact or law common to the proceedings, so that a consolidated proceeding would be more efficient than separate proceedings, and (i) no party would be prejudiced as a result of such consolidation through undue delay or otherwise. In the event of different rulings on this question by the arbitration tribunal constituted hereunder and any tribunal constituted under the Transaction Documents (other than this Agreement), the ruling of the tribunal constituted under this Agreement will govern, and that tribunal will decide all disputes in the consolidated proceeding.

(e) The Parties agree that the arbitration shall be kept confidential and that the existence of the proceeding and any element of it (including but not limited to any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions, and any awards) shall not be disclosed beyond the tribunal, the ICC, the Parties, their counsel and any person necessary to the conduct of the proceeding, except as may be lawfully required in judicial proceedings relating to the arbitration or otherwise, or as required by NASDAQ rules or the rules of any other quotation system or exchange on which the disclosing Party’s securities are listed or applicable Law.

(f) The costs of arbitration shall be borne by the losing party unless otherwise determined by the arbitration award.

(g) All payments made pursuant to the arbitration decision or award and any judgment entered thereon shall be made in United States dollars (or, if a payment in United States dollars is not permitted by Law and if mutually agreed upon by the Parties, in the currency of the People’s Republic of China), free from any deduction, offset or withholding for taxes.

(h) Notwithstanding this Section 15.6 or any other provision to the contrary in this Agreement, no party shall be obligated to follow the foregoing arbitration procedures where such party intends to apply to any court of competent jurisdiction for an interim injunction or similar equitable relief against any other party, provided there is no unreasonable delay in the prosecution of that application.

15.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT COULD LEAD TO THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

38

15.8 Assignment. Neither party shall transfer this Agreement, or assign any rights or delegate any obligations hereunder, in whole or in part, whether voluntarily or by operation of Law, without the prior written consent of the other party. Any purported transfer, assignment or delegation by either party without the appropriate prior written approval will be null and void and of no force or effect. Subject to the foregoing, this Agreement is binding upon the parties’ successors, heirs and assigns.

15.9 No Assignment of Opco-Exclusive IP. Alibaba, on behalf of itself and its Subsidiaries, agrees not to assign or transfer any ownership interest in or to any Opco-Exclusive IP to any third Person, except as explicitly permitted by Section 6.2(c) of this Agreement.

15.10 Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto will be cumulative (and not alternative). Each party agrees that: (a) in the event of any breach or threatened breach by the other party of any covenant, obligation or other provision set forth in this Agreement, such party will be entitled (in addition to any other remedy that may be available to it) to seek: (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision; and (ii) an injunction restraining such breach or threatened breach; and (b) no party will be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related proceeding.

15.11 Waiver. No failure on the part of either party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, will operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy will preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party will be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver will not be applicable or have any effect except in the specific instance in which it is given.

15.12 Amendments. No amendment, waiver, or discharge hereof (including any exhibit or schedule hereto) shall be valid unless in writing and signed (a) by the party against which such amendment, waiver or discharge is sought to be enforced, and (b) in the case of Alibaba, by the Independent Directors or their designees, wherein the signatures of the Independent Directors or their designees are obtained pursuant to the procedures set forth in Section 7.11 of the Framework Agreement, but, in any event, only with respect to amendments of this Agreement and waiver or discharge of any material rights of Alibaba or obligations of Opco under this Agreement.

39

15.13 Severability. Each provision of this Agreement shall be deemed a material and integral part hereof. Except as otherwise provided in this Section 15.13, in the event of a final determination of invalidity, illegality or unenforceability of any provision of this Agreement, the parties shall negotiate in good faith to amend this Agreement (and any other Transaction Documents, as applicable) or to enter into new agreements to replace such invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provisions providing the parties with benefits, rights and obligations that are equivalent in all material respects as provided by the Agreement (and any other Transaction Documents, as applicable) as if the invalid, illegal or unenforceable provision(s) had been valid, legal and enforceable. In the event the parties are not able to reach agreement on such amendments or new agreements, then the arbitrators (pursuant to the procedures set forth in Section 15.6 of this Agreement) shall determine, as part of their arbitral award, such amendments or new agreements such to provide the parties with benefits, rights and obligations that are equivalent in all material respect as provided by the Agreement as if the stricken provision(s) had been valid, legal and enforceable.

15.14 Entire Agreement. This Agreement and all provisions of any Transaction Documents referred to herein, including all schedules and exhibits hereto and thereto, sets forth the entire understanding of the parties relating to the subject matter thereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter thereof.

15.15 English Language Only. This Agreement is in the English language only, which language will be controlling in all respects, and all versions hereof in any other language will be for accommodation only and will not be binding upon the parties hereto. All communications to be made or given pursuant to this Agreement will be in the English language.

15.16 Further Assurances. During and after the Term, a party shall, at the request of the other party: (i) execute, deliver, or cause to be executed or delivered, all such assignments, consents, documents or further instruments of transfer or license consistent with the provisions of this Agreement; and (ii) take, or cause to be taken, all such other actions that the requesting party may reasonably deem necessary or desirable in order for such party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

[Remainder of page intentionally blank]

40

The parties to this Agreement have caused this Agreement to be executed and delivered as of the date first written above.

ALIBABA GROUP HOLDING LIMITED, a Cayman Islands registered company

By:	/s/ Jack Ma Yun

Name:	Jack Ma Yun

Title:	Chairman & Chief Executive Officer

支付宝（中国）网络技术有限公司(盖章) ALIPAY.COM CO., LTD., a Chinese limited liability company

Seal:	/s/ Yun Ma

Name:	Yun Ma (马云)

Title:	Legal Representative

[Signature Page to the Intellectual Property License and Software Technology Services Agreement]

i

	5.6	Disputed Royalty or Charges	23

	5.7	Conduct of Business	23

6.	INTELLECTUAL PROPERTY PROSECUTION AND ENFORCEMENT		23

	6.1	IP Prosecution and Registration	23

	6.2	Patent Enforcement	25

7.	WARRANTIES		27

	7.1	Limited Software Technology Services Warranty	27

	7.2	Opco-Exclusive IP Warranty	27

	7.3	Warranty Disclaimer	27

8.	INDEMNIFICATION		27

	8.1	Holdco Indemnification of Alibaba	27

	8.2	Indemnification Procedures	28

9.	CONFIDENTIALITY		29

	9.1	Confidential Information	29

	9.2	Permitted Disclosures	30

	9.3	Disclosure in Compliance With Law	30

	9.4	Restricted Data	30

	9.5	Confidentiality of the Licensed IP	30

	9.6	Residuals	31

10.	LIMITATION OF LIABILITY		31

11.	NO EFFECT ON ACQUIRER’S SEPARATE INTELLECTUAL PROPERTY RIGHTS		32

12.	COMPLIANCE WITH LAWS		32

13.	TERM AND TERMINATION		32

	13.1	Term	32

	13.2	Termination by Alibaba for Opco Bankruptcy	32

	13.3	No Termination by Holdco or Opco	32

	13.4	Injunctive Relief	33

	13.5	Non-payment	33

	13.6	Effects of Termination	33

	13.7	Survival	33

14.	OBLIGATION OF THE PARTIES REGARDING AFFILIATES		34

ii

15.	GENERAL		34

	15.1	Relationship of the Parties as Independent Contractors	34

	15.2	Opco IP/Technology Providers Addenda	34

	15.3	Notices	35

	15.4	Headings	37

	15.5	Counterparts and Exchanges by Electronic Transmission or Facsimile	37

	15.6	Arbitration	37

	15.7	Governing Law	38

	15.8	Assignment	39

	15.9	Remedies Cumulative; Specific Performance	39

	15.10	Third Party Beneficiaries	39

	15.11	Waiver	39

	15.12	Amendments	39

	15.13	Severability	40

	15.14	Entire Agreement	40

	15.15	English Language Only	40

	15.16	Further Assurances	40

iii

EXHIBIT A

OPCO-EXCLUSIVE COPYRIGHTS AND OPCO-EXCLUSIVE SOFTWARE

[Note: Schedule 6n-3 to be attached – including unregistered copyrights]

A-1

CONFIDENTIAL

Schedule 6n-3

Intellectual Property to be Licensed or Sub-licensed under the IP License and Software Technology Services Agreement and

Later Transferred to Opco [Z50] as Provided Therein as of May 25, 2011

Schedule of Computer Software Copyrights Held by Alibaba Group Holding Limited and Its Subsidiaries

1

CONFIDENTIAL

2

EXHIBIT B

OPCO-EXCLUSIVE DOMAIN NAMES

[Note: Schedule 6n-1 to be attached]

B-1

Confidential

Schedule 6n-1

Intellectual Property to be Licensed or Sub-licensed under the IP License and Software Technology Services Agreement and

Later Transferred to Opco [Z50] as Provided Therein as of July 16, 2011

Schedule of Domain Names Held by Alibaba Group Holding Limited and Its Subsidiaries

Confidential

Item No.	Domain Type	Domain Name	Registration Date	Expiry Date	Registrant	Registrant's Accounting Code	Registrar
13	.sg	alipay.com.sg	2009-06-27	2013-06-27	Alibaba Group Holding Limited	A01	MarkMonitor
14	.fr	alipay.fr	2009-07-27	2013-07-27	Alibaba Group Holding Limited	A01	MarkMonitor
15	.hk	alipay.hk	2006-06-12	2014-06-13	Alibaba Group Holding Limited	A01	MarkMonitor
16	.info	alipay.info	2004-11-29	2015-11-29	Alibaba Group Holding Limited	A01	MarkMonitor
17	.jp	alipay.jp	2007-10-31	2011-10-31	Alibaba Group Holding Limited	A01	MarkMonitor
18	.me	alipay.me	2008-07-09	2012-07-09	Alibaba Group Holding Limited	A01	MarkMonitor
19	.mobi	alipay.mobi	2006-06-12	2018-06-12	Alibaba Group Holding Limited	A01	MarkMonitor
20	.net	alipay.net	2004-11-29	2015-11-29	Alibaba Group Holding Limited	A01	MarkMonitor
21	.net.cn	alipay.net.cn	2005-02-16	2012-02-16	Alibaba Group Holding Limited	A01	MarkMonitor
22	.org.uk	alipay.org	2004-11-29	2015-11-29	Alibaba Group Holding Limited	A01	MarkMonitor
23	.org.uk	alipay.org.uk	2010-05-18	2012-05-18	Alibaba Group Holding Limited	A01	MarkMonitor
24	.pl	alipay.pl	2009-09-17	2011-09-17	Alibaba Group Holding Limited	A01	MarkMonitor
25	.sg	alipay.sg	2009-06-27	2013-06-27	Alibaba Group Holding Limited	A01	MarkMonitor
26	.tel	alipay.tel	2009-02-20	2014-03-22	Alibaba Group Holding Limited	A01	MarkMonitor
27	.tv	alipay.tv	2004-11-29	2015-11-29	Alibaba Group Holding Limited	A01	MarkMonitor
28	.tw	alipay.tw	2009-06-11	2014-06-11	Alibaba Group Holding Limited	A01	MarkMonitor
29	.uk.com	alipay.uk.com	2011-04-14	2013-04-14	Alibaba Group Holding Limited	A01	MarkMonitor
30	.com	alipaycdn.com	2011-03-27	2013-03-27	Alibaba Group Holding Limited	A01	MarkMonitor
31	.com	alipaydev.com	2011-03-03	2013-03-03	Alibaba Group Holding Limited	A01	MarkMonitor

Confidential

Item No.	Domain Type	Domain Name	Registration Date	Expiry Date	Registrant	Registrant's Accounting Code	Registrar
32	.com	alipaydns.com	2011-03-27	2013-03-27	Alibaba Group Holding Limited	A01	MarkMonitor
33	.com	alipayeshop.com	2009-06-10	2014-06-10	Alibaba Group Holding Limited	A01	MarkMonitor
34	.com	alipay-inc.com	2007-11-22	2014-11-22	Alibaba Group Holding Limited	A01	MarkMonitor
35	.asia	alipays.asia	2010-08-31	2013-08-31	Alibaba Group Holding Limited	A01	MarkMonitor
36	.info	alipays.info	2010-08-31	2013-08-31	Alibaba Group Holding Limited	A01	MarkMonitor
37	.net	alipays.net	2010-08-31	2013-08-31	Alibaba Group Holding Limited	A01	MarkMonitor
38	.com	alipaysecurityguard.com	2011-05-05	2012-05-05	Alibaba Group Holding Limited	A01	MarkMonitor
39	.cn	alipaysecurityguard.cn	2011-05-05	2012-05-05	Alibaba Group Services Limited	A05	MarkMonitor
40	.com	alipaytech.com	2011-04-23	2015-04-23	Alibaba Group Holding Limited	A01	MarkMonitor
41	.net	alipaytech.net	2011-07-04	2013-07-04	Alibaba Group Holding Limited	A01	MarkMonitor
42	.biz	alipaytech.biz	2011-07-04	2013-07-04	Alibaba Group Holding Limited	A01	MarkMonitor
43	.org	alipaytech.org	2011-07-04	2013-07-04	Alibaba Group Holding Limited	A01	MarkMonitor
44	.com	alisecguard.com	2011-05-05	2012-05-05	Alibaba Group Holding Limited	A01	MarkMonitor
45	.cn	alisecguard.cn	2011-05-05	2012-05-05	Alibaba Group Services Limited	A05	MarkMonitor
47	.jp	aripay.jp	2009-10-31	2011-10-31	Alibaba Group Holding Limited	A01	MarkMonitor
48	.net	caigoutong.net	2010-01-19	2014-01-19	Alibaba Group Holding Limited	A01	MarkMonitor
49	.com	daogou.com	2002-07-15	2013-07-15	Alibaba Group Holding Limited	A01	MarkMonitor
50	.com	epaybox.com	2004-11-16	2015-11-16	Alibaba Group Holding Limited	A01	MarkMonitor

Confidential

Item No.	Domain Type	Domain Name	Registration Date	Expiry Date	Registrant	Registrant's Accounting Code	Registrar
51	.com.cn	epaybox.com.cn	2004-11-18	2014-11-18	Alibaba (China) Co., Ltd.	A50	MarkMonitor
52	.com.cn	mygds.com.cn	2008-04-01	2014-04-01	Alibaba (China) Co., Ltd.	A50	MarkMonitor
53	.com	payboa.com	2004-10-08	2014-10-08	Alibaba Group Holding Limited	A01	MarkMonitor
54	.com	xn--ccke5nlc.com アリペイ.com	2010-03-08	2012-03-08	Alibaba Group Holding Limited	A01	MarkMonitor
55	.com	xn--oy2bp6smubg9u.com 알리페이.com	2010-03-05	2012-03-04	Alibaba Group Holding Limited	A01	MarkMonitor
56	.com	xn--p89a69vc5imyc.com 알리결제.com	2010-03-05	2012-03-04	Alibaba Group Holding Limited	A01	MarkMonitor
57	.net	yirongtong.net	2007-10-10	2013-10-10	Alibaba Group Holding Limited	A01	MarkMonitor
58	.com	zhifu.com	2003-08-14	2012-08-14	Alibaba Group Holding Limited	A01	MarkMonitor
59	.jp	zhifu.jp	2007-10-31	2011-10-31	Alibaba Group Holding Limited	A01	MarkMonitor
60	.asia	zhifubao.asia	2008-03-22	2012-03-22	Alibaba Group Holding Limited	A01	MarkMonitor
61	.com	zhifubao.com	2007-08-05	2012-08-05	Alibaba Group Holding Limited	A01	MarkMonitor
62	.jp	zhifubao.jp	2007-10-31	2011-10-31	Alibaba Group Holding Limited	A01	MarkMonitor
63	.com	zhifubaobiao.com	2011-05-05	2012-05-05	Alibaba Group Holding Limited	A01	MarkMonitor
64	.cn	zhifubaobiao.cn	2011-05-05	2012-05-05	Alibaba Group Services Limited	A05	MarkMonitor
65	.香港	支付.香港	2011-05-31	2013-05-31	Alibaba Group Holding Limited	A01	MarkMonitor
66	.hk	支付保.hk	2006-12-02	2011-12-02	Alibaba Group Holding Limited	A01	MarkMonitor
67	.公司.hk	支付保.公司.hk (支付保.公	2007-02-02	2012-03-09	Alibaba.com Hong Kong Limited	B01	MarkMonitor

Confidential

EXHIBIT C-1

OPCO-EXCLUSIVE PATENTS (CHINA)

[Note: Schedule 6n-5 to be attached]

C-1-1

CONFIDENTIAL

Schedule 6n-5

Intellectual Property to be Licensed or Sub-licensed under the IP License and Software Technology Services Agreement and Later

Transferred to Opco [Z50] as Provided Therein as of July 14, 2011

Schedule of China-Registered Patents Held by Alibaba Group Holding Limited and Its Subsidiaries

1

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
8	A0020	200610066367.9	一种消息重发方法和系统	2006-3-30	中国	发明	Alibaba Group Holding Limited	A01	CN1829139A	CN100596049C	已授权	支付宝
9	A0022	200610074515.1	自有资源的交互方法、系统以及电子交易信息的处理方法	2006-4-21	中国	发明	Alibaba Group Holding Limited	A01	CN101059855A		已公开	支付宝
10	A0040	200610103595.9	一种涉及多系统的数据处理方法及系统	2006-7-25	中国	发明	Alibaba Group Holding Limited	A01	CN101114367A		已公开	支付宝
11	A0048	200610140664.3	一种实现支付的系统及方法	2006-9-29	中国	发明	Alibaba Group Holding Limited	A01	CN101154283A		已公开	支付宝
12	A0056	200610127718.2	一种访问证书吊销列表的方法、装置和系统	2006-8-30	中国	发明	Alibaba Group Holding Limited	A01	CN 101136098A		已公开	支付宝
13	A0062	200610104285.9	一种身份认证方法及其系统	2006-8-9	中国	发明	Alibaba Group Holding Limited	A01	CN101122985A		已公开	支付宝
14	A0064	200610104029.X	利用包含IC卡的身份证进行交易的支付系统及方法	2006-7-31	中国	发明	Alibaba Group Holding Limited	A01	CN101118628A		已公开	支付宝
15	A0065	200610109950.3	一种检查账户安全性的方法及系统	2006-8-25	中国	发明	Alibaba Group Holding Limited	A01	CN101131760A		已公开	支付宝
16	A0081	200610127888.0	查看与系统功能对应的源代码的方法及系统	2006-9-27	中国	发明	Alibaba Group Holding Limited	A01	CN101154223A		已公开	支付宝
17	A0083	200610140727.5	一种网址导航方法及系统	2006-9-30	中国	发明	Alibaba Group Holding Limited	A01	CN101154224A		已公开	支付宝

2

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
18	A0084	200610152351.X	一种安全登录网站的方法和系统	2006-9-26	中国	发明	Alibaba Group Holding Limited	A01	CN101155028A	CN101155028B	已授权	支付宝
19	A0093	200610149942.1	一种动态密码认证的方法及服务端系统	2006-10-19	中国	发明	Alibaba Group Holding Limited	A01	CN101166091A	CN101166091B	已授权	支付宝
20	A0096	200610150422.2	一种电话回拨方法及系统	2006-10-25	中国	发明	Alibaba Group Holding Limited	A01	CN1933459A	CN1933459B	已授权	支付宝
21	A0098	200610140654.X	一种实现支付的系统及方法	2006-9-29	中国	发明	Alibaba Group Holding Limited	A01	CN101154282A		一通	支付宝
22	A0099	200610145927.X	一种网络安全交易方法及系统	2006-11-23	中国	发明	Alibaba Group Holding Limited	A01	CN101192290A		已公开	支付宝
23	A0100	200610138512.X	一种验证信息的方法和装置	2006-11-7	中国	发明	Alibaba Group Holding Limited	A01	CN101179381A	CN101179381B	已授权	支付宝
24	A0103	200610140312.8	有状态会话系统及其实现方法	2006-11-20	中国	发明	Alibaba Group Holding Limited	A01	CN101193089A	CN101193089B	已授权	支付宝
25	A0104	200710000772.5	通过 Web 表单获得用户交互数据的方法及系统	2007-1-19	中国	发明	Alibaba Group Holding Limited	A01	CN101227451A		已公开	支付宝
26	A0105	200710007517.3	一种获取属性信息内容的方法及系统	2007-1-30	中国	发明	Alibaba Group Holding Limited	A01	CN101236549A		已公开	支付宝
27	A0106	200610161005.8	一种数据库交互处理方法及系统	2006-12-1	中国	发明	Alibaba Group Holding Limited	A01	CN101192228A		已公开	支付宝

3

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
28	A0107	200610161006.2	一种同步数据的方法及系统	2006-12-1	中国	发明	Alibaba Group Holding Limited	A01	CN101192229 A	CN101192229 B	已授权	支付宝
29	A0111	200610161901.4	提供日志服务的方法及系统	2006-12-5	中国	发明	Alibaba Group Holding Limited	A01	CN101197700 A	CN100596353 C	已授权	支付宝
30	A0112	200710002430.7	网上支付服务器、支付平台及一种网上支付的方法和系统	2007-1-17	中国	发明	Alibaba Group Holding Limited	A01	CN101226616 A		已公开	支付宝
31	A0114	200710000773.X	一种基于多平台数据交互处理的方法和系统	2007-1-19	中国	发明	Alibaba Group Holding Limited	A01	CN101226617 A		已公开	支付宝
32	A0116	200710002790.7	一种有价数据交换系统	2007-1-30	中国	发明	Alibaba Group Holding Limited	A01	CN101236633 A		已公开	支付宝
33	A0118	200710002708.0	通信终端通过短信息进行安全认证的方法及系统	2007-1-23	中国	发明	Alibaba Group Holding Limited	A01	CN101232631 A		已公开	支付宝
34	A0119	200710001244.1	一种安全提交用户信息的方法和客户端	2007-1-9	中国	发明	Alibaba Group Holding Limited	A01	CN101222481 A	CN101222481 B	已授权	支付宝
35	A0122	200610168036.6	一种口令认证方法及认证装置	2006-12-15	中国	发明	Alibaba Group Holding Limited	A01	CN101202619 A		已公开	支付宝
36	A0123	200610156452.4	一种电子支付故障检测方法、装置和电子支付系统	2006-12-31	中国	发明	Alibaba Group Holding Limited	A01	CN101211437 A		已公开	支付宝

4

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
37	A0127	200710002349.9	网站导航系统及网站导航方法	2007-1-4	中国	发明	Alibaba Group Holding Limited	A01	CN101216823 A		已公开	支付宝
38	A0133	200710002822.3	一种获取业务逻辑的方法及系统	2007-2-1	中国	发明	Alibaba Group Holding Limited	A01	CN101236490 A		已公开	支付宝
39	A0135	200710002961.6	一种分布式任务系统和分布式任务管理方法	2007-1-30	中国	发明	Alibaba Group Holding Limited	A01	CN101236513 A		已公开	支付宝
40	A0137	200710006365.5	网上支付系统及网上支付方法	2007-2-1	中国	发明	Alibaba Group Holding Limited	A01	CN101236629		已公开	支付宝
41	A0138	200710003059.6	实时通知事件状态变化的方法和系统	2007-2-2	中国	发明	Alibaba Group Holding Limited	A01	CN101237335 A		已公开	支付宝
42	A0144	200710091707.8	利用包含 IC 卡的身份证进行交易的支付系统及方法	2007-3-29	中国	发明	Alibaba Group Holding Limited	A01	CN101276448 A		已公开	支付宝
43	A0152	200710103030.5	自动切换数据源的方法、装置及一种数据源切换器	2007-4-29	中国	发明	Alibaba Group Holding Limited	A01	CN101295304 A		已公开	支付宝
44	A0153	200720004773.2	受理机具	2007-3-28	中国	实用新型	Alibaba Group Holding Limited	A01	CN201100893 Y	CN201100893 Y	已授权	支付宝
45	A0159	200710105896.X	一种获取资源的方法、装置及系统	2007-6-1	中国	发明	Alibaba Group Holding Limited	A01	CN101316226 A		已公开	支付宝
46	A0160	200710102649.4	一种基于群集的数据处理方法和装置	2007-4-25	中国	发明	Alibaba Group Holding Limited	A01	CN101296176 A	CN101296176 B	已授权	支付宝

5

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
47	A0162	200710101790.2	网上支付测试系统及网上支付测试方法	2007-5-15	中国	发明	Alibaba Group Holding Limited	A01	CN101308556		已公开	支付宝
48	A0166	200710111927.2	在海量数据下完成账单对账的方法及系统	2007-6-7	中国	发明	Alibaba Group Holding Limited	A01	CN101320458A		已公开	支付宝
49	A0167	200710105753.9	一种保持会话信息和数据库同步的方法和装置	2007-5-29	中国	发明	Alibaba Group Holding Limited	A01	CN101316258		已公开	支付宝
50	A0174	200710112394.X	利用包含 IC 卡的身份证进行交易的支付系统及方法	2007-6-13	中国	发明	Alibaba Group Holding Limited	A01	CN101324942		已公开	支付宝
51	A0175	200720156004.4	身份证读卡器、受理机具和身份认证系统	2007-6-21	中国	实用新型	Alibaba Group Holding Limited	A01	CN201060494Y	CN201060494Y	已授权	支付宝
52	A0179	200710130205.1	一种在群内支持话题分类的方法、系统和装置	2007-7-13	中国	发明	Alibaba Group Holding Limited	A01	CN101345718		已公开	支付宝
53	A0186	200710130790.5	一种收集网页信息的方法及装置	2007-7-25	中国	发明	Alibaba Group Holding Limited	A01	CN101354706		已公开	支付宝
54	A0187	200710143683.6	一种适用于传统零售模式的电子商务方法、系统和装置	2007-8-17	中国	发明	Alibaba Group Holding Limited	A01	CN101369333		已公开	支付宝
55	A0188	200710152144.9	一种多平台的数据标准化处理方法及系统	2007-9-14	中国	发明	Alibaba Group Holding Limited	A01	CN101388096		已公开	支付宝
56	A0189	200710151549.0	一种操作共享资源的方法和设备	2007-9-26	中国	发明	Alibaba Group Holding Limited	A01	CN101399695		已公开	支付宝

6

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
57	A0192	200710188309.8	实现流程中断后返回的方法及系统	2007-11-16	中国	发明	Alibaba Group Holding Limited	A01	CN101436284 A		已公开	支付宝
58	A0194	200710146346.2	一种 Web 界面在线评估的方法、系统和装置	2007-9-6	中国	发明	Alibaba Group Holding Limited	A01	CN101383838		已公开	支付宝
59	A0200	200710166034.8	一种业务实现系统及方法	2007-10-30	中国	发明	Alibaba Group Holding Limited	A01	CN101425894		已公开	支付宝
60	A0206	200710194863.7	一种用户身份验证方法、系统及验证码生成维护子系统	2007-11-27	中国	发明	Alibaba Group Holding Limited	A01	CN101447872		已公开	支付宝
61	A0213	200910150746.X	一种合并支付的实现方法、装置及系统	2009-6-30	中国	发明	Alibaba Group Holding Limited	A01	CN101655950		已公开	支付宝
62	A0214	200810177643.8	一种基金买卖的方法和系统	2008-11-20	中国	发明	Alibaba Group Holding Limited	A01	CN101408968 A		已公开	支付宝
63	A0215	200810004180.5	一种评估网上用户信用的方法及系统	2008-1-23	中国	发明	Alibaba Group Holding Limited	A01	CN101493913		已公开	支付宝
64	A0216	200810090490.3	一种网上交易系统和银行系统的数据交互处理方法及装置	2008-4-21	中国	发明	Alibaba Group Holding Limited	A01	CN101567071		已公开	支付宝
65	A0217	200810097372.5	一种网络交易支付系统	2008-5-12	中国	发明	Alibaba Group Holding Limited	A01	CN101582145		已公开	支付宝
66	A0218	200710307427.6	一种通过中间平台进行支付的方法及支付系统	2007-12-29	中国	发明	Alibaba Group Holding Limited	A01	CN101470875		已公开	支付宝

7

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
67	A0219	200710307426.1	利用中间平台完成交易的方法及系统	2007-12-29	中国	发明	Alibaba Group Holding Limited	A01	CN101470874		已公开	支付宝
68	A0222	200810006835.2	一种生成接口文档的方法、系统和装置	2008-2-2	中国	发明	Alibaba Group Holding Limited	A01	CN101499002		已公开	支付宝
69	A0226	200810094685.5	一种测试应用程序接口的方法和装置	2008-5-7	中国	发明	Alibaba Group Holding Limited	A01	CN101576843 A		已公开	支付宝
70	A0237	200810212240.2	一种离线充值方法及系统	2008-9-4	中国	发明	Alibaba Group Holding Limited	A01	CN101667275		已公开	支付宝
71	A0245	200810133018.3	一种缓冲的记账方式	2008-7-4	中国	发明	Alibaba Group Holding Limited	A01	CN101620703		已公开	支付宝
72	A0247	200810133055.4	一种监控多个数据库之间数据一致性的系统和方法	2008-7-8	中国	发明	Alibaba Group Holding Limited	A01	CN101625686		已公开	支付宝
73	A0251	200810134773.3	一种并发数据处理方法、装置及一种电子记账系统	2008-7-29	中国	发明	Alibaba Group Holding Limited	A01	CN101639792		已公开	支付宝
74	A0257	200810128423.6	利用通信终端进行支付的方法及系统	2008-6-25	中国	发明	Alibaba Group Holding Limited	A01	CN101615274		已公开	支付宝
75	A0261	200810145047.1	会员特征数据统计方法及特征数据	2008-7-29	中国	发明	Alibaba Group Holding Limited	A01	CN101639842		已公开	支付宝

8

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
76	A0262	200810210895.6	一种用户访问路径的数据采集方法、系统及服务器	2008-8-25	中国	发明	Alibaba Group Holding Limited	A01	CN101662493		已公开	支付宝
77	A0263	200810147003.2	利用多维数进行电子商务卖家评价的技术	2008-8-11	中国	发明	Alibaba Group Holding Limited	A01	CN101650813		已公开	支付宝
78	A0266	200810214083.9	数据仓库中宽表的更新方法和更新系统	2008-8-31	中国	发明	Alibaba Group Holding Limited	A01	CN101661491		已公开	支付宝
79	A0268	200810210577.X	一种多线程日志记录方法及装置	2008-9-2	中国	发明	Alibaba Group Holding Limited	A01	CN101667113		已公开	支付宝
80	A0277	200810212055.3	物流公司货款资金实时清算方法及其系统	2008-9-16	中国	发明	Alibaba Group Holding Limited	A01	CN101676943		已公开	支付宝
81	A0280	200810210077.6	网上交易方法及网上交易系统	2008-8-20	中国	发明	Alibaba Group Holding Limited	A01	CN101655948		已公开	支付宝
82	A0282	200810130988.8	实现境外交易的网上交易方法及网上交易系统	2008-8-21	中国	发明	Alibaba Group Holding Limited	A01	CN101655947		已公开	支付宝
83	A0283	200810161363.8	防止表单只读数据被篡改的方法和系统	2008-9-23	中国	发明	Alibaba Group Holding Limited	A01	CN101685514		已公开	支付宝
84	A0284	200810178438.3	一种调度任务的方法、装置和系统	2008-11-26	中国	发明	Alibaba Group Holding Limited	A01	CN101408852 A		已公开	支付宝
85	A0287	200810149035.6	提高目标数据准确性的数据清洗方法及清洗系统	2008-9-18	中国	发明	Alibaba Group Holding Limited	A01	CN101676900		已公开	支付宝

9

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
86	A0289	200810168565.5	数据仓库调度方法及调度系统	2008-9-26	中国	发明	Alibaba Group Holding Limited	A01	CN101685452		已公开	支付宝
87	A0290	200810188858.X	提供订购的方法和交互式语音应答平台	2008-12-30	中国	发明	Alibaba Group Holding Limited	A01	CN101452552		已公开	支付宝
88	A0291	200810184309.5	基于网络线上业务的风险规则/模型建立和优化系统及方法	2008-12-24	中国	发明	Alibaba Group Holding Limited	A01	CN101504745		已公开	支付宝
89	A0292	200810172558.2	一种数据库表的管理方法及装置	2008-10-28	中国	发明	Alibaba Group Holding Limited	A01	CN101382949		已公开	支付宝
90	A0293	200810167879.3	一种服务器的检查方法、设备和系统	2008-10-15	中国	发明	Alibaba Group Holding Limited	A01	CN101383735		已公开	支付宝
91	A0295	200910005531.9	交易数据处理方法及系统	2009-1-19	中国	发明	Alibaba Group Holding Limited	A01	CN101477667		已公开	支付宝
92	A0299	200810186546.5	网站访问方法及系统	2008-12-25	中国	发明	Alibaba Group Holding Limited	A01	CN101452483		办理授权登记	支付宝
93	A0300	200810180930.4	一种批量生成测试数据的方法、系统和装置	2008-11-18	中国	发明	Alibaba Group Holding Limited	A01	CN101430661 A	CN101430661 A	已授权	支付宝
94	A0301	200810177046.5	一种分布式业务系统故障告警的方法、系统和装置	2008-11-19	中国	发明	Alibaba Group Holding Limited	A01	CN101409638		已公开	支付宝

10

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
95	A0306	200810169760.X	提高网络账户和密码安全的系统及方法	2008-10-17	中国	发明	Alibaba Group Holding Limited	A01	CN101383709		已公开	支付宝
96	A0312	200910129622.3	基于网络实现资金调动调拨的系统和方法	2009-3-16	中国	发明	Alibaba Group Holding Limited	A01	CN101504756 A		已公开	支付宝
97	A0314	200810186592.5	一种分布式任务系统及应用该系统的数据处理方法	2008-12-31	中国	发明	Alibaba Group Holding Limited	A01	CN101464884		已公开	支付宝
98	A0317	200910137335.7	一种分期支付业务的实现方法及系统	2009-4-24	中国	发明	Alibaba Group Holding Limited	A01	CN101599150		已公开	支付宝
99	A0318	200810189148.9	一种不同应用系统间的数据核对方法、装置及系统	2008-12-29	中国	发明	Alibaba Group Holding Limited	A01	CN101458705		已公开	支付宝
100	A0325	200810182976.X	利用中间平台进行网上交易的系统及网上交易方法	2008-12-15	中国	发明	Alibaba Group Holding Limited	A01	CN101414375		已公开	支付宝
101	A0328	200910000912.8	一种更新内存数据的方法、系统和装置	2009-1-21	中国	发明	Alibaba Group Holding Limited	A01	CN101464895		已公开	支付宝
102	A0329	200910140515.0	基于 HVPS 系统的第三方支付平台缴费系统和方法	2009-4-30	中国	发明	Alibaba Group Holding Limited	A01	CN101540032 A		已公开	支付宝
103	A0331	200910137527.8	一种实现 ETL 调度的方法及系统	2009-4-28	中国	发明	Alibaba Group Holding Limited	A01	CN101533417 A		已公开	支付宝
104	A0334	200910002364.2	延期付款/分期付款的网上信贷系统及网上信贷方法	2009-1-5	中国	发明	Alibaba Group Holding Limited	A01	CN101447052		已公开	支付宝

11

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
105	A0335	200910203276.9	一种 ETL 调度的实现方法及装置	2009-6-2	中国	发明	Alibaba Group Holding Limited	A01	CN101567013 A		已公开	支付宝
106	A0336	200910000826.7	一种数字证书管理方法、装置和系统	2009-1-19	中国	发明	Alibaba Group Holding Limited	A01	CN101477661		已公开	支付宝
107	A0340	200910149916.2	一种软件测试中的 Bug 提示方法和装置	2009-6-22	中国	发明	Alibaba Group Holding Limited	A01	CN101582050		已公开	支付宝
108	A0346	200910133630.5	一种 Ajax 网页内容的抓取方法及系统	2009-4-2	中国	发明	Alibaba Group Holding Limited	A01	CN101515300		已公开	支付宝
109	A0351	200910168835.7	一种跨银行批量付款方法及系统	2009-8-21	中国	发明	Alibaba Group Holding Limited	A01	CN10199636 8A		已公开	支付宝
110	A0327	200810182977.4	利用虚拟卡提高支付安全的支付方法、系统及支付平台	2008-12-15	中国	发明	Alibaba Group Holding Limited	A01	CN101414370 A		已公开	支付宝
111	A0375	200910146267.0	信用卡还款系统及方法	2009-6-19	中国	发明	Alibaba Group Holding Limited	A01	CN101587579		已公开	支付宝
112	A0401	200910158492.6	数据处理方法及系统、交易处理系统、第三方支付系统	2009-7-10	中国	发明	Alibaba Group Holding Limited	A01	CN101604427		已公开	支付宝
113	A0402	200910165944.3	一种互联网用户身份验证的方法、装置及系统	2009-8-18	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
114	A0403	200910206478.9	一种网站服务器及提高其处理能力的方法及系统	2009-11-3	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝

12

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
115	A0408	200910164887.7	分布式文件解析方法和解析系统	2009-8-7	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
116	A0411	200910145486.7	移动终端中实现支付的方法及移动设备	2009-6-9	中国	发明	Alibaba Group Holding Limited	A01	CN101576989		已公开	支付宝
117	A0413	200910159659.0	账户批量实时处理系统及账户批量实时处理方法	2009-7-22	中国	发明	Alibaba Group Holding Limited	A01	CN101604437		已公开	支付宝
118	A0448	200910164888.1	账户并发处理方法及账户并发处理系统	2009-8-7	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
119	A0480	200910265969.0	实现业务数据预测的实时处理平台及预测方法	2009-12-21	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
120	A0600	201010217565.7	一种跨网络系统用户的识别方法、装置及系统	2010-7-2	中国	发明	阿里巴巴集团控股有限公司	A01			已受理	支付宝
121	A0599	201010243880.7	事件处理方法及服务器	2010-7-29	中国	发明	阿里巴巴集团控股有限公司	A01			已受理	支付宝
122	A0597	201010553679.9	一种状态机控制方法、装置及状态机系统	2010-11-19	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
123	A0596	201010568912.0	一种状态机协作控制方法、装置及状态机系统	2010-12-1	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝

13

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
124	A0594	201010147358.9	复合事件处理方法及装置	2010-4-12	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
125	A0575	201010150012.4	一种网上支付鉴权方法、服务及系统	2010-4-15	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
126	A0558	201010138805.4	一种网上支付方法、装置及系统	2010-4-1	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
127	A0510	201010111741.9	统计电子商务交易数据的方法和统计系统	2010-2-11	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
128	A0509	200910225691.4	支付数据处理方法、系统、支付终端及支付服务器	2009-11-27	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
129	A0508	201010114369.7	实现软件系统热部署的方法及系统	2010-2-26	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
130	A0507	201010172054.8	一种安全支付的系统及方法	2010-5-13	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝
131	A0499	200910221882.3	SQL 语句的检测方法、系统及服务器	2009-11-19	中国	发明	阿里巴巴集团控股有限公司	A01	CN102073640A		已公开	支付宝
132	A0498	201010004284.3	一种生成代码说明文档的方法及装置	2010-1-20	中国	发明	Alibaba Group Holding Limited	A01			已受理	支付宝

14

CONFIDENTIAL

15

EXHIBIT C-2

OPCO-EXCLUSIVE PATENTS (HONG KONG)

[Note: Schedule 6n-6 to be attached]

C-2-1

CONFIDENTIAL

Schedule 6n-6

Intellectual Property to be Licensed or Sub-licensed under the IP License and Software Technology Services Agreement and

Later Transferred to Opco [Z50] as Provided Therein as of July 14, 2011

Schedule of Hong Kong-Registered Patents Held by Alibaba Group Holding Limited and Its Subsidiaries

1

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
7	A0048HK	08107426.1	一种实现支付的系统及方法	2008-7-7	香港	发明	Alibaba Group Holding Limited	A01	1113422		第一阶段官方公开	支付宝
8	A0056HK	08107743.7	一种访问证书吊销列表的方法、装置和系统	2008-7-14	香港	发明	Alibaba Group Holding Limited	A01	1114444		第一阶段官方公开	支付宝
9	A0064HK	08107719.7	利用包含 IC 卡的身份证进行交易的支付系统及方法	2008-7-14	香港	发明	Alibaba Group Holding Limited	A01	1113842		第一阶段官方公开	支付宝
10	A0065HK	08108006.7	一种检查账户安全性的方法及系统	2008-7-21	香港	发明	Alibaba Group Holding Limited	A01	1114932		第一阶段官方公开	支付宝
11	A0081HK	08107731.1	查看与系统功能对应的源代码的方法及系统	2008-7-14	香港	发明	Alibaba Group Holding Limited	A01	1114435		第一阶段官方公开	支付宝
12	A0083HK	08107732.0	一种网址导航方法及系统	2008-7-14	香港	发明	Alibaba Group Holding Limited	A01	1114917		第一阶段官方公开	支付宝
13	A0084HK	08107733.9	一种安全登录网站的方法和系统	2008-7-14	香港	发明	Alibaba Group Holding Limited	A01	1114483		第一阶段官方公开	支付宝
14	A0093HK	08108674.8	一种动态密码认证的方法及服务端系统	2008-8-7	香港	发明	Alibaba Group Holding Limited	A01	1120172		第一阶段官方公开	支付宝

2

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
15	A0096HK	07108131.6	一种电话回拨方法及系统	2007-7-26	香港	发明	Alibaba Group Holding Limited	A01	1100730		第一阶段官方公开	支付宝
16	A0098HK	08107726.8	一种实现支付的系统及方法	2008-7-14	香港	发明	Alibaba Group Holding Limited	A01	1114442		第一阶段官方公开	支付宝
17	A0099HK	08111007.0	一种网络安全交易方法及系统	2008-10-2	香港	发明	Alibaba Group Holding Limited	A01	1117621		第一阶段官方公开	支付宝
18	A0100HK	08108677.5	一种验证信息的方法和装置	2008-8-7	香港	发明	Alibaba Group Holding Limited	A01	1117678		第一阶段官方公开	支付宝
19	A0103HK	08111050.6	有状态会话系统及其实现方法	2008-10-3	香港	发明	Alibaba Group Holding Limited	A01	1117309		第一阶段官方公开	支付宝
20	A0104HK	08113745.3	通过 Web 表单获得用户交互数据的方法及系统	2008-12-18	香港	发明	Alibaba Group Holding Limited	A01	1122426		第一阶段官方公开	支付宝
21	A0105HK	08114033.2	一种获取属性信息内容的方法及系统	2008-12-29	香港	发明	Alibaba Group Holding Limited	A01	1120139		第一阶段官方公开	支付宝
22	A0106HK	08111051.5	一种数据库交互处理方法及系统	2008-10-3	香港	发明	Alibaba Group Holding Limited	A01	1118357		第一阶段官方公开	支付宝

3

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
23	A0107HK	08111008.9	一种同步数据的方法及系统	2008-10-2	香港	发明	Alibaba Group Holding Limited	A01	1117611		第一阶段官方公开	支付宝
24	A0112HK	08114108.2	网上支付服务器、支付平台及一种网上支付的方法和系统	2008-12-30	香港	发明	Alibaba Group Holding Limited	A01	1120909		第一阶段官方公开	支付宝
25	A0114HK	08114109.1	一种基于多平台数据交互处理的方法和系统	2008-12-30	香港	发明	Alibaba Group Holding Limited	A01	1120910		第一阶段官方公开	支付宝
26	A0116HK	08113740.8	一种有价数据交换系统	2008-12-18	香港	发明	Alibaba Group Holding Limited	A01	1123875		第一阶段官方公开	支付宝
27	A0118HK	08114058.2	通信终端通过短信息进行安全认证的方法及系统	2008-12-30	香港	发明	Alibaba Group Holding Limited	A01	1120982		第一阶段官方公开	支付宝
28	A0119HK	08111366.5	一种安全提交用户信息的方法和客户端	2008-10-15	香港	发明	Alibaba Group Holding Limited	A01	1119322		第一阶段官方公开	支付宝
29	A0123HK	08113737.3	一种电子支付故障检测方法、装置和电子支付系统	2008-12-18	香港	发明	Alibaba Group Holding Limited	A01	1122380		第一阶段官方公开	支付宝
30	A0127HK	08111367.4	网站导航系统及网站导航方法	2008-10-15	香港	发明	Alibaba Group Holding Limited	A01	1118361		第一阶段官方公开	支付宝

4

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
31	A0135HK	08112961.2	一种分布式任务系统和分布式任务管理方法	2008-11-27	香港	发明	Alibaba Group Holding Limited	A01	1119808		第一阶段官方公开	支付宝
32	A0137HK	08113720.2	网上支付系统及网上支付方法	2008-12-17	香港	发明	Alibaba Group Holding Limited	A01	1120905		第一阶段官方公开	支付宝
33	A0138HK	08113743.5	实时通知事件状态变化的方法和系统	2008-12-18	香港	发明	Alibaba Group Holding Limited	A01	1123895		第一阶段官方公开	支付宝
34	A0144HK	08113838.1	利用包含 IC 卡的身份证进行交易的支付系统及方法	2008-12-22	香港	发明	Alibaba Group Holding Limited	A01	1120150		第一阶段官方公开	支付宝
35	A0152HK	08114107.3	自动切换数据源的方法、装置及一种数据源切换器	2008-12-30	香港	发明	Alibaba Group Holding Limited	A01	1120894		第一阶段官方公开	支付宝
36	A0159HK	09102741.9	一种获取资源的方法、装置及系统	2009-3-23	香港	发明	Alibaba Group Holding Limited	A01	1122435		第一阶段官方公开	支付宝
37	A0160HK	08114056.4	一种基于群集的数据处理方法和装置	2009-1-2	香港	发明	Alibaba Group Holding Limited	A01	1120962		第一阶段官方公开	支付宝
38	A0162HK	09100033.0	网上支付测试系统及网上支付测试方法	2009-1-2	香港	发明	Alibaba Group Holding Limited	A01	1120912		第一阶段官方公开	支付宝

5

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
39	A0166HK	09102569.8	在海量数据下完成账单对账的方法及系统	2009-3-18	香港	发明	Alibaba Group Holding Limited	A01	1122382		第一阶段官方公开	支付宝
40	A0167HK	09102570.5	一种保持会话信息和数据库同步的方法和装置	2009-3-18	香港	发明	Alibaba Group Holding Limited	A01	1122431		第一阶段官方公开	支付宝
41	A0174HK	09102744.6	利用包含 IC 卡的身份证进行交易的支付系统及方法	2009-3-23	香港	发明	Alibaba Group Holding Limited	A01	1122384		第一阶段官方公开	支付宝
42	A0186HK	09102870.2	一种收集网页信息的方法及装置	2009-3-25	香港	发明	Alibaba Group Holding Limited	A01	1122624		第一阶段官方公开	支付宝
43	A0187HK	09102871.1	一种适用于传统零售模式的电子商务方法、系统和装置	2009-3-25	香港	发明	Alibaba Group Holding Limited	A01	1122636		第一阶段官方公开	支付宝
44	A0188HK	09107951.3	一种多平台的数据标准化处理方法及系统	2009-8-31	香港	发明	Alibaba Group Holding Limited	A01	1128168		第一阶段官方公开	支付宝
45	A0189HK	09108001.1	一种操作共享资源的方法和设备	2009-9-2	香港	发明	Alibaba Group Holding Limited	A01	1129006		第一阶段官方公开	支付宝
46	A0192HK	09110393.3	实现流程中断后返回的方法及系统	2009-11-9	香港	发明	Alibaba Group Holding Limited	A01	1130552		第一阶段官方公开	支付宝

6

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
47	A0194HK	09107952.2	一种 Web 界面在线评估的方法、系统和装置	2009-8-31	香港	发明	Alibaba Group Holding Limited	A01	1128178		第一阶段官方公开	支付宝
48	A0200HK	09109822.6	一种业务实现系统及方法	2009-10-22	香港	发明	Alibaba Group Holding Limited	A01	1131484		第一阶段官方公开	支付宝
49	A0206HK	09110666.3	一种用户身份验证方法、系统及验证码生成维护子系统	2009-11-13	香港	发明	Alibaba Group Holding Limited	A01	1131293		第一阶段官方公开	支付宝
50	A0213HK	10107394.5	一种合并支付的实现方法、装置及系统	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141123A		第一阶段官方公开	支付宝
51	A0214HK	09109003.7	一种基金买卖的方法和系统	2009-9-29	香港	发明	Alibaba Group Holding Limited	A01	1129254		第一阶段官方公开	支付宝
52	A0215HK	09112098.7	一种评估网上用户信用的方法及系统	2009-12-23	香港	发明	Alibaba Group Holding Limited	A01	1132355A		第一阶段官方公开	支付宝
53	A0218HK	09111856.1	一种通过中间平台进行支付的方法及支付系统	2009-11-17	香港	发明	Alibaba Group Holding Limited	A01	1132070A		第一阶段官方公开	支付宝
54	A0219HK	09111857.0	利用中间平台完成交易的方法及系统	2009-12-17	香港	发明	Alibaba Group Holding Limited	A01	1132071A		第一阶段官方公开	支付宝

7

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
55	A0222HK	10100368.2	一种生成接口文档的方法、系统和装置	2010-1-13	香港	发明	Alibaba Group Holding Limited	A01	1132818A		第一阶段官方公开	支付宝
56	A0226HK	10104498.7	一种测试应用程序接口的方法和装置	2010-5-10	香港	发明	Alibaba Group Holding Limited	A01	1136891A		第一阶段官方公开	支付宝
57	A0237HK	10107405.2	一种离线充值方法及系统	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141126A		第一阶段官方公开	支付宝
58	A0245HK	10105490.2	一种缓冲记账方法及装置	2010-6-3	香港	发明	Alibaba Group Holding Limited	A01	1138932A		第一阶段官方公开	支付宝
59	A0247HK	10105720.4	一种监控多数据库之间数据一致性的方法及系统	2010-6-9	香港	发明	Alibaba Group Holding Limited	A01	1138925A		第一阶段官方公开	支付宝
60	A0251HK	10105835.6	一种并发数据处理方法、装置及一种电子记账系统	2010-6-11	香港	发明	Alibaba Group Holding Limited	A01	1139220A		第一阶段官方公开	支付宝
61	A0257HK	10105489.5	利用通信终端进行支付的方法及系统	2010-6-3	香港	发明	Alibaba Group Holding Limited	A01	1138931A		第一阶段官方公开	支付宝
62	A0261HK	10105836.5	会员特征数据统计方法及特征数据统计系统	2010-6-11	香港	发明	Alibaba Group Holding Limited	A01	1139221A		第一阶段官方公开	支付宝

8

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
63	A0262HK	10107399.0	一种用户访问路径的数据采集方法、系统及服务器	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141167A		第一阶段官方公开	支付宝
64	A0263HK	10107389.2	一种网络评价的系统和方法	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141119A		第一阶段官方公开	支付宝
65	A0266HK	10107400.7	数据仓库中宽表的更新方法和更新系统	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141105A		第一阶段官方公开	支付宝
66	A0268HK	10107407.0	一种多线程日志记录方法及装置	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141106		第一阶段官方公开	支付宝
67	A0280HK	10107401.6	网上交易方法及网上交易系统	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141125A		第一阶段官方公开	支付宝
68	A0282HK	10107390.9	实现境外交易的网上交易方法及网上交易系统	2010-8-3	香港	发明	Alibaba Group Holding Limited	A01	1141120A		第一阶段官方公开	支付宝
69	A0283HK	10107946.8	防止表单只读数据被篡改的方法和系统	2010-8-20	香港	发明	Alibaba Group Holding Limited	A01	1141611A		第一阶段官方公开	支付宝
70	A0284HK	09109002.8	一种调度任务的方法、装置和系统	2009-9-29	香港	发明	Alibaba Group Holding Limited	A01	1129249		第一阶段官方公开	支付宝

9

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
71	A0287HK	10107877.1	提高目标数据准确性的数据清洗方法及清洗系统	2010-8-18	香港	发明	Alibaba Group Holding Limited	A01	1141599A		第一阶段官方公开	支付宝
72	A0289HK	10107948.6	数据仓库调度方法及调度系统	2010-8-20	香港	发明	Alibaba Group Holding Limited	A01	1141600A		第一阶段官方公开	支付宝
73	A0290HK	09110587.9	提供订购的方法和交互式语音应答平台	2009-11-12	香港	发明	Alibaba Group Holding Limited	A01	1130554		第一阶段官方公开	支付宝
74	A0291HK	10100690.1	基于网络线上业务的风险规则模型建立和优化系统及方法	2010-1-22	香港	发明	Alibaba Group Holding Limited	A01	1133725A		第一阶段官方公开	支付宝
75	A0293HK	09107953.1	一种服务器的检查方法、设备和系统	2009-8-31	香港	发明	Alibaba Group Holding Limited	A01	1128179		第一阶段官方公开	支付宝
76	A0295HK	09112056.7	交易数据处理方法及系统	2009-12-22	香港	发明	Alibaba Group Holding Limited	A01	1132821A		第一阶段官方公开	支付宝
77	A0299HK	09110588.8	网站访问方法及系统	2009-11-12	香港	发明	Alibaba Group Holding Limited	A01	1130548		第一阶段官方公开	支付宝
78	A0300HK	09110062.3	一种批量生成测试数据的方法、系统和装置	2009-10-29	香港	发明	Alibaba Group Holding Limited	A01	1130336		第一阶段官方公开	支付宝

10

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	公告号	当前法律状态	机构名称
79	A0306HK	09107954	提高网络账户和密码安全的系统及方法	2009-8-31	香港	发明	Alibaba Group Holding Limited	A01	1128372		第一阶段官方公开	支付宝
80	A0312HK	10100689.4	基于网络实现资金调动调拨的系统和方法	2010-1-22	香港	发明	Alibaba Group Holding Limited	A01	1133724A		第一阶段官方公开	支付宝
81	A0317HK	10105039.0	一种分期支付业务的实现方法及系统	2010-5-24	香港	发明	Alibaba Group Holding Limited	A01	1138413A		第一阶段官方公开	支付宝
82	A0318HK	9110589.7	一种不同应用系统间的数据核对方法、装置及系统	2009-11-12	香港	发明	Alibaba Group Holding Limited	A01	1130549		第一阶段官方公开	支付宝
83	A0327HK	09109011.7	利用虚拟卡提高支付安全的支付方法、系统及支付平台	2009-9-29	香港	发明	Alibaba Group Holding Limited	A01	1129256		第一阶段官方公开	支付宝
84	A0329HK	10102996.8	基于 HVPS 系统的第三方支付平台缴费系统和方法	2010-3-23	香港	发明	Alibaba Group Holding Limited	A01	1134853A		第一阶段官方公开	支付宝
85	A0331HK	10102716.7	一种实现 ETL 调度的方法及系统	2010-3-16	香港	发明	Alibaba Group Holding Limited	A01	1136060A		第一阶段官方公开	支付宝
86	A0334HK	09110391.5	延期付款/分期付款的网上信贷系统及网上信贷方法	2009-11-9	香港	发明	Alibaba Group Holding Limited	A01	1130551		第一阶段官方公开	支付宝

11

CONFIDENTIAL

12

EXHIBIT C-3

OPCO-EXCLUSIVE PATENTS (NON-CHINA AND NON-HONG KONG)

[Note: Schedule 6n-4 to be attached]

C-3-1

CONFIDENTIAL

Schedule 6n-4

Intellectual Property to be Licensed or Sub-licensed under the IP License and Software Technology Services Agreement and Later

Transferred to Opco [Z50] as Provided Therein as of July 12, 2011

Schedule of Internationally-Registered Patents Held by Alibaba Group Holding Limited and Its Subsidiaries

1

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
9	PCT0012JP	2009-501816	一种可靠的系统间消息通知方法和系统	3/23/2007	日本	发明	Alibaba Group Holding Limited	A01	2009-531749	已公开	支付宝
10	PCT0012EP	07720516.9	一种可靠的系统间消息通知方法和系统	3/23/2007	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2007055A2	已公开	支付宝
11	PCT0012US	12/294895	一种可靠的系统间消息通知方法和系统	3/23/2007	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
12	PCT0013	PCT/CN2007/000943	一种对在线业务进行风险监控的方法及系统	3/23/2007	PCT	发明	Alibaba Group Holding Limited	A01	WO2007/109987	已公开	支付宝
13	PCT0013JP	2009-501817	一种对在线业务进行风险监控的方法及系统	3/23/2007	日本	发明	Alibaba Group Holding Limited	A01	2009-531750	已公开	支付宝
14	PCT0013EP	07720517.7	一种对在线业务进行风险监控的方法及系统	3/23/2007	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2012266 A1	已公开	支付宝
15	PCT0013US	12/294901	一种对在线业务进行风险监控的方法及系统	3/23/2007	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0174570 A1	已公开	支付宝
16	PCT0014	PCT/IB2007/051018	一种在系统间实现单次登录的方法及系统	3/22/2007	PCT	发明	Alibaba Group Holding Limited	A01	WO 2007107969A1	已公开	支付宝
17	PCT0014JP	2009-501014	一种在系统间实现单次登录的方法及系统	3/22/2007	日本	发明	Alibaba Group Holding Limited	A01	2009-541817	已公开	支付宝
18	PCT0014EP	07735231.8	一种在系统间实现单次登录的方法及系统	3/22/2007	欧洲	发明	Alibaba Group Holding Limited	A01	EP1997271A0	已公开	支付宝
19	A0014US	11/689333	一种在系统间实现单次登录的方法及系统	3/21/2007	美国	发明	Alibaba Group Holding Limited	A01	US2007/0240206 A1	已公开	支付宝

2

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
20	PCT0019	PCT/CN2006/000535	自有资源的交互方法以及电子交易信息的处理方法及系统	3/29/2006	PCT	发明	Alibaba Group Holding Limited	A01	WO2006/102841	已公开	支付宝
21	PCT0019CA	2603441	自有资源的交互方法以及电子交易信息的处理方法及系统	3/29/2006	加拿大	发明	Alibaba Group Holding Limited	A01	CA 2603441 A1	已公开	支付宝
22	PCT0019SG	200708878-4	自有资源的交互方法以及电子交易信息的处理方法及系统	3/26/2009	新加坡	发明	Alibaba Group Holding Limited	A01	135805	已授权	支付宝
23	PCT0019JP	2008-503355	自有资源的交互方法以及电子交易信息的处理方法及系统	3/26/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
24	PCT0019EP	EP06722187.9	自有资源的交互方法以及电子交易信息的处理方法及系统	3/29/2006	欧洲	发明	Alibaba Group Holding Limited	A01	EP1865441A1	已公开	支付宝
25	PCT0019AU	2006228895	自有资源的交互方法以及电子交易信息的处理方法及系统	3/29/2006	澳洲	发明	Alibaba Group Holding Limited	A01	AU-A-2006228895	已公开	支付宝
26	PCT0019US	11/910257	自有资源的交互方法以及电子交易信息的处理方法及系统	3/26/2009	美国	发明	Alibaba Group Holding Limited	A01	US 2008/0262939 A1	已公开	支付宝
27	PCT0019KR	10-2007-7025197	自有资源的交互方法以及电子交易信息的处理方法及系统	3/26/2009	韩国	发明	Alibaba Group Holding Limited	A01	10-2008-0005247	已公开	支付宝

3

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
28	PCT0020	PCT/CN2007/000996	一种消息重发方法和系统	3/28/2007	PCT	发明	Alibaba Group Holding Limited	A01	WO2007/112667	已公开	支付宝
29	PCT0020JP	2009-501820	一种消息重发方法和系统	3/28/2007	日本	发明	Alibaba Group Holding Limited	A01	2009-531879	已公开	支付宝
30	PCT0020EP	07720570.6	一种消息重发方法和系统	3/28/2007	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2009830 A1	已公开	支付宝
31	PCT0020US	12/295246	一种消息重发方法和系统	3/28/2007	美国	发明	Alibaba Group Holding Limited	A01	US 2009/0300449A1	已公开	支付宝
32	PCT0048	PCT/US2007/079937	一种实现支付的系统及方法	9/28/2007	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/042792 A1	已公开	支付宝
33	PCT0048JP	2009-530641	一种实现支付的系统及方法	9/28/2007	日本	发明	Alibaba Group Holding Limited	A01	2010-506262	已公开	支付宝
34	PCT0048EP	07843511.2	一种实现支付的系统及方法	9/28/2007	欧洲	发明	Alibaba Group Holding Limited	A01	EP2070051A0	已公开	支付宝
35	A0048US	11/864676	一种实现支付的系统及方法	9/28/2007	美国	发明	Alibaba Group Holding Limited	A01	US2008/0082434 A1	已公开	支付宝
36	PCT0118	PCT/CN2008/070123	通信终端通过短信息进行安全认证的方法及系统	1/17/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO2008/089684	已公开	支付宝
37	PCT0118JP	2009-546635	通信终端通过短信息进行安全认证的方法及系统	1/17/2008	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
38	PCT0118EP	08700780.3	通信终端通过短信息进行安全认证的方法及系统	1/17/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2128808	已公开	支付宝

4

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
39	PCT0118US	12/448967	通信终端通过短信息进行安全认证的方法及系统	1/17/2008	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
40	PCT0127	PCT/CN2008/070004	网站导航系统及网站导航方法	1/2/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/086740 A1	已公开	支付宝
41	PCT0127JP	2009-544356	网站导航系统及网站导航方法	1/2/2008	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
42	PCT0127US	12/448747	网站导航系统及网站导航方法	1/2/2008	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
43	PCT0135	PCT/US08/52310	一种分布式任务系统和分布式任务管理方法	1/29/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/094907	已公开	支付宝
44	A0135TW	096149411	一種分佈式任務系統和分佈式任務管理方法	12/21/2007	台湾	发明	Alibaba Group Holding Limited	A01	200928983	已公开	支付宝
45	PCT0135JP	2009-548390	一种分布式任务系统和分布式任务管理方法	1/29/2008	日本	发明	Alibaba Group Holding Limited	A01	2010-517198	已公开	支付宝
46	PCT0135EP	08728462.6	一种分布式任务系统和分布式任务管理方法	1/29/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2108154	已公开	支付宝
47	PCT0135US	11/997351	一种分布式任务系统和分布式任务管理方法	1/29/2008	美国	发明	Alibaba Group Holding Limited	A01	US2010/0146516	已公开	支付宝
48	PCT0137	PCT/US2008/052765	网上支付系统及网上支付方法	2/1/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/095157 A1	已公开	支付宝
49	A0137TW	096149453	網上支付系統及網上支付方法	12/21/2007	台湾	发明	Alibaba Group Holding Limited	A01	200929031	已公开	支付宝

5

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
50	PCT0137JP	2009-548465	网上支付系统及网上支付方法	2/1/2008	日本	发明	Alibaba Group Holding Limited	A01	2010-518492	已受理	支付宝
51	PCT0137EP	08714170.1	网上支付系统及网上支付方法	2/1/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2115684	已受理	支付宝
52	PCT0137US	11/997767	网上支付系统及网上支付方法	2/1/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0223188A1	已公开	支付宝
53	PCT0144	PCT/US2008/056532	利用包含 IC 卡的身份证进行交易的支付系统及方法	3/11/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/121507 A1	已公开	支付宝
54	A0144TW	096149460	利用包含 IC 卡的身份證進行交易的支付系统及方法	12/21/2007	台湾	发明	Alibaba Group Holding Limited	A01	200929032	已公开	支付宝
55	PCT0144JP	2010-501050	利用包含 IC 卡的身份证进行交易的支付系统及方法	3/11/2008	日本	发明	Alibaba Group Holding Limited	A01	2010-522933	已公开	支付宝
56	PCT0144EP	08731908.3	利用包含 IC 卡的身份证进行交易的支付系统及方法	3/11/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2130182	已公开	支付宝
57	PCT0144US	12/092064	利用包含 IC 卡的身份证进行交易的支付系统及方法	3/11/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0241572A1	已公开	支付宝
58	PCT0159	PCT/US2008/064536	一种获取资源的方法、装置及系统	5/22/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/150725 A1	已公开	支付宝

6

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
59	A0159TW	096149448	一種獲取資源的方法、裝置及系統	12/21/2007	台湾	发明	Alibaba Group Holding Limited	A01	200929946	已公开	支付宝
60	PCT0159US	12/094954	一种获取资源的方法、装置及系统	5/22/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0235509 A1	已公开	支付宝
61	PCT0160	PCT/US2008/061600	一种基于群集的数据处理方法和装置	4/25/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/134527 A1	已公开	支付宝
62	A0160TW	096149445	一種基於群集的數據處理方法和裝置	12/21/2007	台湾	发明	Alibaba Group Holding Limited	A01	200928777	已公开	支付宝
63	PCT0160JP	2010-506526	一种基于群集的数据处理方法和装置	4/25/2008	日本	发明	Alibaba Group Holding Limited	A01	2010-526377	已公开	支付宝
64	PCT0160EP	08746924.3	一种基于群集的数据处理方法和装置	4/25/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2140351	已公开	支付宝
65	PCT0160US	12/091736	一种基于群集的数据处理方法和装置	4/25/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0229026 A1	已受理	支付宝
66	PCT0174	PCT/US2008/066581	利用包含 IC 卡的身份证进行交易的支付系统及方法	6/11/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2008/157184A1	已公开	支付宝
67	A0174TW	097111413	利用包含 IC 卡的身份證進行交易的支付系統及方法	3/28/2008	中国台湾	发明	Alibaba Group Holding Limited	A01	200941369	已受理	支付宝
68	PCT0174JP	2010-512326	利用包含 IC 卡的身份证进行交易的支付系统及方法	6/11/2008	日本	发明	Alibaba Group Holding Limited	A01	2010-531014	已公开	支付宝

7

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
69	PCT0174EP	08770728.7	利用包含 IC 卡的身份证进行交易的支付系统及方法	6/11/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2153562	已公开	支付宝
70	PCT0174US	12/097503	利用包含 IC 卡的身份证进行交易的支付系统及方法	6/11/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0169223A1	已公开	支付宝
71	PCT0179	PCT/US2008/069674	一种在群内支持话题分类的方法、系统和装置	7/10/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2009/012117A1	已公开	支付宝
72	A0179TW	097111415	一種在群內支持話題分類的方法、系統和裝置	3/28/2008	台湾	发明	Alibaba Group Holding Limited	A01	200941984	已公开	支付宝
73	PCT0179JP	2010-516244	一种在群内支持话题分类的方法、系统和装置	7/10/2008	日本	发明	Alibaba Group Holding Limited	A01	2010-533906	已受理	支付宝
74	PCT0179EP	08772509.9	一种在群内支持话题分类的方法、系统和装置	7/10/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2168051	已公开	支付宝
75	PCT0179US	12/160595	一种在群内支持话题分类的方法、系统和装置	7/10/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0235758 A1	已公开	支付宝
76	PCT0187	PCT/US2008/070660	一种适用于传统零售模式的电子商务方法、系统和装置	7/21/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2009/025948 A1	已公开	支付宝
77	A0187TW	097111414	一種適用於傳統零售模式的電子商務方法、系統和裝置	3/28/2008	台湾	发明	Alibaba Group Holding Limited	A01	200941375	已公开	支付宝

8

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
78	PCT0187JP	2010-521069	一种适用于传统零售模式的电子商务方法、系统和装置	7/21/2008	日本	发明	Alibaba Group Holding Limited	A01	2010-537280	已公开	支付宝
79	PCT0187EP	08782140.1	一种适用于传统零售模式的电子商务方法、系统和装置	7/21/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2179388	已公开	支付宝
80	PCT0187US	12/161684	一种适用于传统零售模式的电子商务方法、系统和装置	7/21/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0228627 A1	已公开	支付宝
81	PCT0200	PCT/US2008/081448	一种业务实现系统及方法	10/28/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2009/058773A1	已公开	支付宝
82	A0200TW	097135683	業務實現系統及方法	9/17/2008	台湾	发明	Alibaba Group Holding Limited	A01	201013559	已公开	支付宝
83	PCT0200JP	2010-531326	一种业务实现系统及方法	10/28/2008	日本	发明	Alibaba Group Holding Limited	A01	2011-502311A	已公开	支付宝
84	PCT0200EP	08843882.5	一种业务实现系统及方法	10/28/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2208179	已公开	支付宝
85	PCT0200US	12/598617	一种业务实现系统及方法	10/28/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0138347 A1	已公开	支付宝
86	PCT0206	PCT/US2008/084527	一种用户身份验证方法、系统及验证码生成维护子系统	11/24/2008	PCT	发明	Alibaba Group Holding Limited	A01	WO 2009/070529	已公开	支付宝

9

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
87	A0206TW	097135674	一種用戶身份驗證方法、系統及驗證碼生成維護子系統	9/17/2008	台湾	发明	Alibaba Group Holding Limited	A01	201014315	已公开	支付宝
88	PCT0206JP	2010-536097	一种用户身份验证方法、系统及验证码生成维护子系统	11/24/2008	日本	发明	Alibaba Group Holding Limited	A01	2011-505100	已公开	支付宝
89	PCT0206EP	08853812.9	一种用户身份验证方法、系统及验证码生成维护子系统	11/24/2008	欧洲	发明	Alibaba Group Holding Limited	A01	EP2215815	已公开	支付宝
90	PCT0206US	12/599037	一种用户身份验证方法、系统及验证码生成维护子系统	11/24/2008	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0135477 A1	已公开	支付宝
91	PCT0237	PCT/US2009/056102	一种离线充值方法及系统	9/4/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/028289 A1	已公开	支付宝
92	A0237TW	098104220	離線加值方法及系統	2/10/2009	台湾	发明	Alibaba Group Holding Limited	A01	201030650	已公开	支付宝
93	PCT0237JP	2011-526246	一种离线充值方法及系统	9/4/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
94	PCT0237EP	09812317.7	一种离线充值方法及系统	9/4/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2321784	已公开	支付宝
95	PCT0237US	12/600565	一种离线充值方法及系统	9/4/2009	美国	发明	Alibaba Group Holding Limited	A01	US 2011/0145146 A1	已公开	支付宝
96	PCT0245	PCT/US2009/049549	一种缓冲的记账方式	7/2/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/003079 A1	已公开	支付宝

10

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
97	A0245TW	098104229	一种缓冲的记账方式	2/10/2009	台湾	发明	Alibaba Group Holding Limited	A01	201030658	已公开	支付宝
98	PCT0245JP	2011-516880	一种缓冲的记账方式	7/2/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
99	PCT0245EP	09774528.5	一种缓冲的记账方式	7/2/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2297708	已公开	支付宝
100	PCT0245US	12/602638	一种缓冲的记账方式	7/2/2009	美国	发明	Alibaba Group Holding Limited	A01	US2011/0125656 A11	已公开	支付宝
101	PCT0251	PCT/US2009/051481	一种并发数据处理方法、装置及一种电子记账系统	7/23/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/014484 A1	已公开	支付宝
102	A0251TW	098104231	一種併發資料處理方法、裝置及一種電子記帳系統	2/10/2009	台湾	发明	Alibaba Group Holding Limited	A01	201030659	已公开	支付宝
103	PCT0251JP	2011-521201	一种并发数据处理方法、装置及一种电子记账系统	7/23/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
104	PCT0251EP	09803402.8	一种并发数据处理方法、装置及一种电子记账系统	7/23/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2308029	已公开	支付宝
105	PCT0251US	12/602644	一种并发数据处理方法、装置及一种电子记账系统	7/23/2009	美国	发明	Alibaba Group Holding Limited	A01	US 2011/0119675 A1	已公开	支付宝

11

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
106	PCT0257	PCT/US2009/048490	利用通信终端进行支付的方法及系统	6/24/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2009/158420 A1	已公开	支付宝
107	A0257TW	098110904	利用通信終端進行支付的方法及系統	4/1/2009	台湾	发明	Alibaba Group Holding Limited	A01	201037615	已公开	支付宝
108	PCT0257JP	2011-516612	利用通信终端进行支付的方法及系统	6/24/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
109	PCT0257EP	09770953.9	利用通信终端进行支付的方法及系统	6/24/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2291990	已公开	支付宝
110	PCT0257US	12/600525	利用通信终端进行支付的方法及系统	6/24/2009	美国	发明	Alibaba Group Holding Limited	A01	US 2010/0153249 A1	已公开	支付宝
111	PCT0258	PCT/US2009/049796	一种信息传输方法、系统及装置	7/7/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/005960 A1	已公开	支付宝
112	A0258TW	098110906	資訊傳輸方法、系統及裝置	4/1/2009	台湾	发明	Alibaba Group Holding Limited	A01	201037553	已公开	支付宝
113	PCT0258JP	2011-517521	一种信息传输方法、系统及装置	7/9/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
114	PCT0258EP	09795059.6	一种信息传输方法、系统及装置	7/9/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2300995	已公开	支付宝
115	PCT0258US	12/663247	一种信息传输方法、系统及装置	7/7/2009	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
116	PCT0263	PCT/US2009/053429	利用多维数进行电子商务卖家评价的技术	8/11/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/019592 A1	已公开	支付宝

12

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
117	A0263TW	098114207	網路評價的系統和方法	4/28/2009	台湾	发明	Alibaba Group Holding Limited	A01	201039260	已公开	支付宝
118	PCT0263JP	2011-523101	利用多维数进行电子商务卖家评价的技术	8/11/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
119	PCT0263EP	09807177.2	利用多维数进行电子商务卖家评价的技术	8/11/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2316103	已公开	支付宝
120	PCT0263US	12/663256	利用多维数进行电子商务卖家评价的技术	8/11/2009	美国	发明	Alibaba Group Holding Limited	A01		已递交申请，但尚没有收到受理通知书	支付宝
121	PCT0277	PCT/US2009/057011	物流公司貨款資金实时清算方法及其系统	9/15/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/033513 A1	已公开	支付宝
122	A0277TW	098115856	物流公司貨款資金及時清算方法及其系統	5/13/2009	台湾	发明	Alibaba Group Holding Limited	A01	201040857	已公开	支付宝
123	PCT0277JP	2011-527049	物流公司貨款资金实时清算方法及其系统	9/15/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
124	PCT0277EP	09815067.5	物流公司貨款资金实时清算方法及其系统	9/15/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2329438	已公开	支付宝
125	PCT0277US	12/739103	物流公司貨款资金实时清算方法及其系统	9/15/2009	美国	发明	Alibaba Group Holding Limited	A01	US 2011/0161211 A1	已公开	支付宝
126	PCT0280	PCT/US2009/054466	网上交易方法及网上交易系统	8/20/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/022237	已公开	支付宝

13

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
127	A0280TW	098115855	網路交易方法及網路交易系統	5/13/2009	台湾	发明	Alibaba Group Holding Limited	A01	201040863	已公开	支付宝
128	PCT0280JP	2011-523990	网上交易方法及网上交易系统	8/20/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
129	PCT0280EP	09808820.6	网上交易方法及网上交易系统	8/20/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2318983	已公开	支付宝
130	PCT0280US	12/670057	网上交易方法及网上交易系统	8/20/2009	美国	发明	Alibaba Group Holding Limited	A01	US-2010-0287068	已公开	支付宝
131	PCT0282	PCT/US2009/054637	实现境外交易的网上交易方法及网上交易系统	8/21/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/022344 A1	已公开	支付宝
132	A0282TW	097135672	實現境外交易的網上交易方法及網上交易系統	9/17/2008	台湾	发明	Alibaba Group Holding Limited	A01	201013557	已公开	支付宝
133	PCT0282JP	2011-524030	实现境外交易的网上交易方法及网上交易系统	8/21/2009	日本	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
134	PCT0282EP	09808881.8	实现境外交易的网上交易方法及网上交易系统	8/21/2009	欧洲	发明	Alibaba Group Holding Limited	A01	EP 2318995	已公开	支付宝
135	PCT0282US	12/600797	实现境外交易的网上交易方法及网上交易系统	8/21/2009	美国	发明	Alibaba Group Holding Limited	A01		已递交申请，但尚没有收到受理通知书	支付宝
136	PCT0325	PCT/US2009/065158	利用中间平台进行网上交易的系统及网上交易方法	11/19/2009	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/074851 A1	已公开	支付宝

14

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
137	A0325TW	098122108	利用中間平台進行網路交易的系統及網路交易方法	6/30/2009	台湾	发明	Alibaba Group Holding Limited	A01	201101218	已公开	支付宝
138	PCT0325EP	09835452.5	利用中间平台进行网上交易的系统及网上交易方法	11/19/2009	欧洲	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
139	PCT0325US	12/863647	利用中间平台进行网上交易的系统及网上交易方法	11/19/2009	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
140	A0327TW	098122110	利用虛擬卡提高支付安全的支付方法、系統及支付平台	6/30/2009	台湾	发明	Alibaba Group Holding Limited	A01	201023067	已公开	支付宝
141	PCT0346	PCT/US2010/029444	一种Ajax网页内容的抓取方法及系统	3/31/2010	PCT	发明	Alibaba Group Holding Limited	A01	WO 2011/114913	已公开	支付宝
142	A0346TW	098119740	Ajax網頁內容的抓取方法及系統	6/12/2009	台湾	发明	Alibaba Group Holding Limited	A01	201044197	已公开	支付宝
143	PCT0346US	12/863320	一种Ajax网页内容的抓取方法及系统	3/31/2010	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
144	PCT0402	PCT/US2010/02261	一种基于电话语音动态口令进行身份识别的处理系统和方法	8/17/2010	PCT	发明	Alibaba Group Holding Limited	A01	WO 2011/022051 A1	已公开	支付宝
145	A0402TW	099106635	網際網路用戶身份驗證的方法，裝置及系統	3/8/2010	台湾	发明	Alibaba Group Holding Limited	A01		已受理	支付宝

15

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
146	A0402US	12/806601	一种基于电话语音动态口令进行身份识别的处理系统和方法	8/16/2010	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
147	PCT0411	PCT/US2010/001627	移动终端中实现支付的方法及移动设备	6/3/2010	PCT	发明	Alibaba Group Holding Limited	A01	WO 2010/144120 A2	已公开	支付宝
148	A0411TW	099106634	移動終端中實現支付的方法及移動設備	3/8/2010	台湾	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
149	A0411US	12/802280	移动终端中实现支付的方法及移动设备	6/2/2010	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
150	PCT0413	PCT/US2010/039763	账户批量实时处理系统及账户批量实时处理方法	6/24/2010	PCT	发明	Alibaba Group Holding Limited	A01	WO 2011/011146A1	已公开	支付宝
151	A0413TW	099106792	賬戶批量即時處理系統及賬戶批量即時處理方法	3/9/2010	台湾	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
152	PCT0413US	13/003934	账户批量实时处理系统及账户批量实时处理方法	6/24/2010	美国	发明	Alibaba Group Holding Limited	A01		已递交申请，但尚没有收到受理通知书	支付宝
153	PCT0448	PCT/US2010/041905	账户并发处理方法及账户并发处理系统	7/14/2010	PCT	发明	Alibaba Group Holding Limited	A01	WO 2011/016957 A1	已公开	支付宝
154	A0448TW	099106637	賬戶開發處理方法及賬戶開發處理系統	3/8/2010	台湾	发明	Alibaba Group Holding Limited	A01		已受理	支付宝

16

CONFIDENTIAL

序号	专利卷号	专利申请号	专利中文名称	申请日	申请国家/地区	专利类型	申请人	会计系统编号	公开号	当前法律状态	机构名称
155	PCT0448US	12/918033	账户并发处理方法及账户并发处理系统	7/14/2010	美国	发明	Alibaba Group Holding Limited	A01		已递交申请，但尚没有收到受理通知书	支付宝
156	PCT0508	PCT/US2011/000299	一种实现软件系统核心业务功能热部署的技术和方法	2/18/2011	PCT	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
157	A0508TW	099117424	實現軟體系統熱部署的方法及系統	5/31/2010	台湾	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
158	A0508US	12/932065	一种实现软件系统核心业务功能热部署的技术和方法	2/17/2011	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
159	PCT0509	PCT/US2010/003048	支付数据处理方法、系统、支付终端及支付服务器	11/23/2010	PCT	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
160	A0509TW	099106472	支付資料處理方法、系統、支付終端及支付伺服器	3/5/2010	台湾	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
161	A0509US	12/952074	支付数据处理方法、系统、支付终端及支付服务器	11/22/2010	美国	发明	Alibaba Group Holding Limited	A01		已受理	支付宝
162	PCT0510	PCT/US2011/020050	统计电子商务交易数据的方法和统计系统	1/3/2011	PCT	发明	Alibaba Group Holding Limited	A01		已受理	支付宝

17

CONFIDENTIAL

18

EXHIBIT D

OPCO-EXCLUSIVE TRADEMARKS

[Note: Schedule 6n-2 to be attached]

D-1

Confidential

Schedule 6n-2

Intellectual Property to be Licensed or Sub-licensed under the IP License and Software Technology Services Agreement and Later Transferred to Opco [Z50] as Provided Therein as of July 16, 2011

Schedule of Trade Marks Held by Alibaba Group Holding Limited and Its Subsidiaries

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
1	**China**	alipay	9	4580577	2005.4.4		2008.10.21	4580577	2008.01.21	2018.01.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
2	**China**	Alipay	9	7463733	2009.6.11		2010.10.20	7463733	2011.01.21	2021.01.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
3	**China**	alipay	35	4580578	2005.4.4		2008.07.13	4580578	2008.10.14	2018.10.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
4	**China**	alipay	36	4580579	2005.4.4		2008.07.13	4580579	2008.10.14	2018.10.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
5	**China**	alipay	38	4580580	2005.4.4		2008.07.13	4580580	2008.10.14	2018.10.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
6	**China**	alipay	39	4580576	2005.4.4		2008.07.13	4580576	2008.10.14	2018.10.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
7	**China**	alipay	42	4580582	2005.4.4		2008.07.13	4580582	2008.10.14	2018.10.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
8	**China**	Alipay logo Alipay	9	7823883	2009.11.10		2010.12.27	7823883	2011.3.28	2021.3.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
9	**China**	Alipay logo Alipay	35	7823889	2009.11.10		2010.10.27	7823889	2011.1.28	2021.1.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
10	**China**	Alipay logo Alipay	36	7823895	2009.11.10		2010.12.06	7823895	2011.03.07	2021.03.06	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
11	China	Alipay logo	38	7826431	2009.11.11		2010.12.06	7826431	2011.03.07	2021.03.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
12	China	Alipay logo	42	7826459	2009.11.11		2010.10.27	7826459	2011.1.28	2021.1.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
13	China	支付宝	9	4384835	2004.11.29		2008.11.27	4384835	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
14	China	支付宝	9	7463731	2009.6.11		2010.10.20	7463731	2011.01.21	2021.01.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
15	China	支付宝	35	4384833	2004.11.29		2008.07.06	4384833	2008.10.07	2018.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
16	China	支付宝	36	4384851	2004.11.29		2008.07.06	4384851	2008.10.07	2018.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
17	China	支付宝	39	4384847	2004.11.29		2008.07.06	4384847	2008.10.07	2018.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
18	China	支付宝	42	4384845	2004.11.29		2008.07.06	4384845	2008.10.07	2018.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
19	China	支付保	9	4384834	2004.11.29		2008.11.27	4384834	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
20	China	支付保	35	4384832	2004.11.29		2008.02.27	4384832	2008.05.28	2018.05.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
21	China	支付保	36	4384850	2004.11.29		2008.09.06	4384850	2008.12.07	2018.12.06	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
22	China	支付保	39	4384846	2004.11.29		2008.02.27	4384846	2008.05.28	2018.05.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
23	China	支付保	42	4384844	2004.11.29		2008.02.27	4384844	2008.05.28	2018.05.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
24	China	支付宝 Alipay.com	1	7180962	2009.01.23		2010.5.13	7180962	2010.8.14	2020.08.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
25	China	支付宝 Alipay.com	2	7180961	2009.01.23		2010.5.13	7180961	2010.8.14	2020.08.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
26	China	支付宝 Alipay.com	3	7180960	2009.01.23		2010.4.20	7180960	2010.7.21	2020.07.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
27	China	支付宝 Alipay.com	4	7180959	2009.01.23		2010.5.13	7180959	2010.8.14	2020.08.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
28	China	支付宝 Alipay.com	5	7180958	2009.01.23		2010.5.13	7180958	2010.8.14	2020.08.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
29	China	支付宝 Alipay.com	6	7180957	2009.01.23		2010.4.27	7180957	2010.7.28	2020.07.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
30	China	支付宝 Alipay.com	7	7180956	2009.01.23		2010.4.27	7180956	2010.7.28	2020.07.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
31	China	支付宝 Alipay.com	8	7180955	2009.01.23		2010.7.20	7180955	2010.10.21	2020.10.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
32	China	支付宝 Alipay.com	9	5273374	2006.4.10		2009.01.27	5273374	2009.4.28	2019.04.27	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
33	China	支付宝 Alipay.com	10	7180324	2009.01.23		2010.4.20	7180324	2010.7.21	2020.07.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
34	China	支付宝 Alipay.com	11	5273375	2006.4.10		2009.01.27	5273375	2009.4.28	2019.04.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
35	China	支付宝 Alipay.com	12	7180323	2009.01.23		2010.4.27	7180323	2010.7.28	2020.07.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
36	China	支付宝 Alipay.com	13	7180322	2009.01.23		2010.7.20	7180322	2010.10.21	2020.10.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
37	China	支付宝 Alipay.com	14	5273376	2006.4.10		2009.03.20	5273376	2009.06.21	2019.06.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
38	China	支付宝 Alipay.com	15	7180321	2009.01.23		2010.7.13	7180321	2010.10.14	2020.10.14	Alibaba Group Holding Limited	A01	Registered - Certificate received
39	China	支付宝 Alipay.com	16	5273377	2006.4.10		2009.04.06	5273377	2009.07.07	2019.07.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
40	China	支付宝 Alipay.com	17	7180320	2009.01.23		2010.4.20	7180320	2010.7.21	2020.07.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
41	China	支付宝 Alipay.com	18	7180319	2009.01.23		2010.8.6	7180319	2010.11.7	2020.11.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
42	China	支付宝 Alipay.com	19	7180318	2009.01.23		2010.4.20	7180318	2010.7.21	2020.07.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
43	China	支付宝 Alipay.com	20	5273378	2006.4.10		2009.03.20	5273378	2009.06.21	2019.06.20	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
44	China	支付宝 Alipay.com	21	7180317	2009.01.23		2010.7.13	7180317	2010.10.14	2020.10.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
45	China	支付宝 Alipay.com	22	7180316	2009.01.23		2010.8.6	7180316	2010.11.7	2020.11.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
46	China	支付宝 Alipay.com	23	7180315	2009.01.23		2010.8.6	7180315	2010.11.7	2020.11.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
47	China	支付宝 Alipay.com	24	5273379	2006.4.10		2009.05.06	5273379	2009.08.07	2019.08.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
48	China	支付宝 Alipay.com	25	5273380	2006.4.10		2009.05.13	5273380	2009.08.14	2019.08.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
49	China	支付宝 Alipay.com	26	7180954	2009.01.23		2010.07.06	7180954	2010.10.07	2020.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
50	China	支付宝 Alipay.com	27	7180953	2009.01.23		2010.07.06	7180953	2010.10.07	2020.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
51	China	支付宝 Alipay.com	28	5273381	2006.4.10		2009.05.20	5273381	2009.08.21	2019.08.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
52	China	支付宝 Alipay.com	29	7180952	2009.01.23		2010.06.20	7180952	2010.09.21	2020.09.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
53	China	支付宝 Alipay.com	30	7180951	2009.01.23		2010.4.20	7180951	2010.7.21	2020.07.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
54	China	支付宝 Alipay.com	31	7180950	2009.01.23		2010.06.20	7180950	2010.09.21	2020..09.20	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
55	China	支付宝 Alipay.com	32	5273382	2006.4.10		2009.01.06	5273382	2009.4.7	2019.04.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
56	China	支付宝 Alipay.com	33	5273383	2006.4.10		2009.01.06	5273383	2009.4.7	2019.04.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
57	China	支付宝 Alipay.com	34	7180949	2009.01.23		2010.06.20	7180949	2010.09.21	2020.09.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
58	China	支付宝 Alipay.com	37	7180948	2009.01.23		2010.06.20	7180948	2010.09.21	2020.09.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
59	China	支付宝 Alipay.com	40	7180947	2009.01.23		2010.06.20	7180947	2010.09.21	2020.09.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
60	China	支付宝 Alipay.com	41	5273372	2006.4.10		2009.12.13	5273372	2010.3.14	2020.03.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
61	China	支付宝 Alipay.com	43	7180946	2009.01.23		2010.06.06	7180946	2010.09.07	2020.09.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
62	China	支付宝 Alipay.com	44	7180945	2009.01.23		2010.06.06	7180945	2010.09.07	2020.09.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
63	China	支付宝 Alipay.com	45	5273373	2006.4.10		2009.06.27	5273373	2009.09.28	2019.09.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
64	China	图形 (天川妹妹)	3	4770114	2005.07.11		2008.10.27	4770114	2009.01.28	2019.01.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
65	China	图形 (天川妹妹)	9	4770115	2005.07.11		2008.03.06	4770115	2008.06.07	2018.06.06	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
66	**China**	图形 (天川妹妹)	16	4770116	2005.07.11		2009.01.06	4770116	2009.4.7	2019.04.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
67	**China**	图形 (天川妹妹)	18	4770117	2005.07.11		2009.01.13	4770117	2009.4.14	2019.04.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
68	**China**	图形 (天川妹妹)	25	4770118	2005.07.11		2009.01.13	4770118	2009.4.14	2019.04.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
69	**China**	图形 (天川妹妹)	28	4770119	2005.07.11		2008.11.13	4770119	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
70	**China**	图形 (天川妹妹)	35	4772484	2005.07.11		2008.10.27	4772484	2009.01.28	2019.01.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
71	**China**	图形 (天川妹妹)	36	4772476	2005.07.11		2008.11.27	4772476	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
72	**China**	图形 (天川妹妹)	39	4772487	2005.07.11		2008.10.27	4772487	2009.01.28	2019.01.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
73	**China**	图形 (天川妹妹)	38	4772490	2005.07.11		2008.11.27	4772490	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
74	**China**	图形 (天川妹妹)	41	4770127	2005.07.11		2008.11.13	4770127	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
75	**China**	图形 (天川妹妹)	42	4770110	2005.07.11		2008.10.27	4770110	2009.01.28	2019.01.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
76	**China**	一箭通	35	4772483	2005.07.11		2008.11.13	4772483	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
77	China	一箭通	36	4772480	2005.07.11		2008.11.27	4772480	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
78	China	一箭通	38	4772492	2005.07.11		2008.11.27	4772492	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
79	China	一箭通	39	4772488	2005.07.11		2008.10.27	4772488	2009.01.28	2019.01.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
80	China	一箭通	42	4770112	2005.07.11		2008.11.13	4770112	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
81	China	一箭通	41	4770122	2005.07.11		2008.10.27	4770122	2009.01.28	2019.01.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
82	China	图形（一箭通）	35	4772467	2005.07.11		2009.01.06	4772467	2009.4.7	2019.04.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
83	China	图形（一箭通）	36	4772481	2005.07.11		2008.11.27	4772481	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
84	China	图形（一箭通）	38	4772493	2005.07.11		2008.11.27	4772493	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
85	China	图形（一箭通）	39	4772489	2005.07.11		2008.10.27	4772489	2009.01.28	2019.01.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
86	China	图形（一箭通）	41	4770126	2005.07.11		2008.11.13	4770126	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
87	China	图形（一箭通）	42	4770129	2005.07.11		2008.11.13	4770129	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
88	**China**	图形(支付宝盾牌)	9	7082114	2008.11.28						Alibaba Group Holding Limited	A01	Under examination
89	**China**	图形(支付宝盾牌)	35	4772485	2005.07.11		2008.11.13	4772485	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
90	**China**	图形(支付宝盾牌)	36	4772479	2005.07.11		2008.11.27	4772479	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
91	**China**	图形(支付宝盾牌)	38	4772495	2005.07.11		2008.02.27	4772495	2009.02.28	2019.02.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
92	**China**	图形(支付宝盾牌)	39	4772486	2005.07.11		2008.11.13	4772486	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
93	**China**	图形(支付宝盾牌)	41	4770125	2005.07.11		2008.11.13	4770125	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
94	**China**	图形(支付宝盾牌)	42	4770128	2005.07.11		2008.11.13	4770128	2009.02.14	2019.02.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
95	**China**	支付宝信任标识	9	6230441	2007.8.20		2009.12.20	6230441	2010.3.21	2020.03.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
96	**China**	支付宝信任标识	35	6230440	2007.8.20		2010.03.13	6230440	2010.6.14	2020.06.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
97	**China**	支付宝信任标识	36	6230439	2007.8.20		2009.12.27	6230439	2010.3.28	2020.03.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
98	**China**	支付宝信任标识	38	6230438	2007.8.20		2009.12.27	6230438	2010.3.28	2020.03.27	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
99	**China**	支付宝信任标识	39	6230437	2007.8.20		2010.03.13	6230437	2010.6.14	2020.06.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
100	**China**	支付宝信任标识	41	6230436	2007.8.20		2010.03.13	6230436	2010.6.14	2020.06.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
101	**China**	支付宝信任标识	42	6230435	2007.8.20		2010.03.13	6230435	2010.6.14	2020.06.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
102	**China**	信任商家一支付宝及支付宝信任标识	35	6230434	2007.8.20		2010.06.27	6230434	2010.09.28	2020.09.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
103	**China**	因为信任所以简单	9	6230432	2007.8.20						Alibaba Group Holding Limited	A01	Abandoned - review failed
104	**China**	因为信任所以简单	35	6229767	2007.8.20						Alibaba Group Holding Limited	A01	Abandoned - review failed
105	**China**	因为信任所以简单	36	6229779	2007.8.20						Alibaba Group Holding Limited	A01	Abandoned - review failed
106	**China**	因为信任所以简单	38	6229778	2007.8.20						Alibaba Group Holding Limited	A01	Abandoned - review failed
107	**China**	因为信任所以简单	39	6229777	2007.8.20						Alibaba Group Holding Limited	A01	Abandoned - review failed
108	**China**	因为信任所以简单	41	6229798	2007.8.20						Alibaba Group Holding Limited	A01	Abandoned - review failed
109	**China**	因为信任所以简单	42	6229797	2007.8.20						Alibaba Group Holding Limited	A01	Abandoned - review failed

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
110	China	因为信任所以简单及图	9	8948177	2010.12.14						Alibaba Group Holding Limited	A01	Under examination
111	China	因为信任所以简单及图	16	8948176	2010.12.14						Alibaba Group Holding Limited	A01	Under examination
112	China	因为信任所以简单及图	35	6230433	2007.8.20		2010.06.27	6230433	2010.09.28	2020.09.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
113	China	因为信任所以简单及图	36	8948175	2010.12.14						Alibaba Group Holding Limited	A01	Under examination
114	China	因为信任所以简单及图	38	8948174	2010.12.14						Alibaba Group Holding Limited	A01	Under examination
115	China	因为信任所以简单及图	39	8948173	2010.12.14						Alibaba Group Holding Limited	A01	Under examination
116	China	因为信任所以简单及图	41	8948172	2010.12.14						Alibaba Group Holding Limited	A01	Under examination
117	China	因为信任所以简单及图	42	8948171	2010.12.14						Alibaba Group Holding Limited	A01	Under examination
118	China	e融通	35	6321482	2007.10.15		2010.9.20	6321482	2010.12.21	2020.12.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
119	China	e融通	36	6321478	2007.10.15		2011.01.13	6321478	2011.04.14	2021.04.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
120	China	e融通	38	6321477	2007.10.15		2010.03.27	6321477	2010.6.28	2020.06.27	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
121	China	e融通	42	6321476	2007.10.15		2010.9.20	6321476	2010.12.21	2020.12.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
122	China	易融通	35	6321475	2007.10.15		2010.9.20	6321475	2010.12.21	2020.12.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
123	China	易融通	36	6321474	2007.10.15		2010.10.20	6321474	2011.1.21	2021.01.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
124	China	易融通	38	6321473	2007.10.15		2010.3.27	6321473	2010.6.28	2020.06.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
125	China	易融通	42	6321472	2007.10.15		2010.03.27				Alibaba Group Holding Limited	A01	Opposed
126	China	支付志	9	6982407	2008.10.06		2010.06.20	6982407	2010.09.21	2020.09.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
127	China	支付志	35	6982406	2008.10.06		2010.06.06	6982406	2010.09.07	2020.09.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
128	China	支付志	38	6982405	2008.10.06		2010.05.20	6982405	2010.08.21	2020.08.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
129	China	支付志	41	6982404	2008.10.06		2010.07.06	6982404	2010.10.07	2020.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
130	China	支付志	42	6982403	2008.10.06		2010.07.06	6982403	2010.10.07	2020.10.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
131	China	支付盾	9	7075639	2008.11.25		2010.7.13	7075639	2010.10.14	2020.10.13	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
132	**China**	支付盾	35	7075638	2008.11.25		2010.05.27	7075638	2010.08.28	2020.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
133	**China**	支付盾	36	7075637	2008.11.25		2010.05.20	7075637	2010.08.21	2020.08.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
134	**China**	支付盾	38	7075649	2008.11.25		2010.06.06	7075649	2010.09.07	2020.09.06	Alibaba Group Holding Limited	A01	Registered - Certificate received
135	**China**	支付盾	41	7075648	2008.11.25		2010.7.27	7075648	2010.10.28	2020.10.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
136	**China**	支付盾	42	7075647	2008.11.25		2010.7.27	7075647	2010.10.28	2020.10.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
137	**China**	支付宝城	36	7896285	2009.12.8		2010.12.13	7896285	2011.3.14	2021.3.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
138	**China**	支付宝创业园	36	7896289	2009.12.8		2010.12.13	7896289	2011.3.14	2021.3.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
139	**China**	支付宝SOHO	36	7896304	2009.12.8						Alibaba Group Holding Limited	A01	Under examination
140	**China**	支付宝中心	36	7896312	2009.12.8		2010.12.13	7896312	2011.3.14	2021.3.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
141	**China**	支付宝广场	36	7896325	2009.12.8		2010.12.13	7896325	2011.3.14	2021.3.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
142	**China**	宝及盾logo	9	8182245	2010.4.6		2011.1.6	8182245	2011.4.7	2021.4.6	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
143	China	宝及盾logo	16	8182261	2010.4.6						Alibaba Group Holding Limited	A01	Under examination
144	China	宝及盾logo	35	8182279	2010.4.6		2011.1.20	8182279	2011.4.21	2021.4.20	Alibaba Group Holding Limited	A01	Registered - Certificate received
145	China	宝及盾logo	36	8182300	2010.4.6						Alibaba Group Holding Limited	A01	Under examination
146	China	宝及盾logo	38	8182310	2010.4.6						Alibaba Group Holding Limited	A01	Under examination
147	China	宝及盾logo	41	8182325	2010.4.6		2011.1.27	8182325	2011.4.28	2021.4.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
148	China	宝及盾logo	42	8182337	2010.4.6						Alibaba Group Holding Limited	A01	Under examination
149	China	宝令	9	8431139	2010.6.28						Alibaba Group Holding Limited	A01	Under examination
150	China	宝令	16	8431145	2010.6.28						Alibaba Group Holding Limited	A01	Under examination
151	China	宝令	35	8431157	2010.6.28						Alibaba Group Holding Limited	A01	Under examination
152	China	宝令	36	8431167	2010.6.28						Alibaba Group Holding Limited	A01	Under examination
153	China	宝令	38	8431175	2010.6.28						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
154	China	宝令	41	8435527	2010.6.29						Alibaba Group Holding Limited	A01	Under examination
155	China	宝令	42	8435565	2010.6.29						Alibaba Group Holding Limited	A01	Under examination
156	China	心/手图形	9	8486500	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
157	China	心/手图形	16	8486524	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
158	China	心/手图形	35	8486539	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
159	China	心/手图形	36	8486553	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
160	China	心/手图形	38	8486577	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
161	China	心/手图形	39	8486611	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
162	China	心/手图形	41	8486638	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
163	China	心/手图形	42	8486657	2010.07.16						Alibaba Group Holding Limited	A01	Under examination
164	China	生活助 & device	9	8484074	2010.07.15						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
165	China	生活助 & device	16	8484085	2010.07.15						Alibaba Group Holding Limited	A01	Under examination
166	China	生活助 & device	35	8484100	2010.07.15						Alibaba Group Holding Limited	A01	Under examination
167	China	生活助 & device	36	8484111	2010.07.15						Alibaba Group Holding Limited	A01	Under examination
168	China	生活助 & device	38	8484126	2010.07.15						Alibaba Group Holding Limited	A01	Under examination
169	China	生活助 & device	39	8484139	2010.07.15						Alibaba Group Holding Limited	A01	Under examination
170	China	生活助 & device	41	8484145	2010.07.15						Alibaba Group Holding Limited	A01	Under examination
171	China	生活助 & device	42	8484177	2010.07.15						Alibaba Group Holding Limited	A01	Under examination
172	China	安全支付(付)LOGO	9	8773636	2010.10.25						Alibaba Group Holding Limited	A01	Under examination
173	China	安全支付(付)LOGO	16	8773655	2010.10.25						Alibaba Group Holding Limited	A01	Under examination
174	China	安全支付(付)LOGO	35	8773701	2010.10.25						Alibaba Group Holding Limited	A01	Under examination
175	China	安全支付(付)LOGO	36	8773737	2010.10.25						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
176	China	安全支付(付)LOGO	38	8773769	2010.10.25						Alibaba Group Holding Limited	A01	Under examination
177	China	安全支付(付)LOGO	39	8773795	2010.10.25						Alibaba Group Holding Limited	A01	Under examination
178	China	安全支付(付)LOGO	41	8773819	2010.10.25						Alibaba Group Holding Limited	A01	Under examination
179	China	安全支付(付)LOGO	42	8773854	2010.10.25						Alibaba Group Holding Limited	A01	Under examination
180	China	安全支付LOGO	9	8778458	2010.10.26						Alibaba Group Holding Limited	A01	Under examination
181	China	安全支付LOGO	16	8778514	2010.10.26						Alibaba Group Holding Limited	A01	Under examination
182	China	安全支付LOGO	35	8778549	2010.10.26						Alibaba Group Holding Limited	A01	Under examination
183	China	安全支付LOGO	36	8778603	2010.10.26						Alibaba Group Holding Limited	A01	Under examination
184	China	安全支付LOGO	38	8778637	2010.10.26						Alibaba Group Holding Limited	A01	Under examination
185	China	安全支付LOGO	39	8778664	2010.10.26						Alibaba Group Holding Limited	A01	Under examination
186	China	安全支付LOGO	41	8778692	2010.10.26						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
187	China	安全支付LOGO	42	8778726	2010.10.26						Alibaba Group Holding Limited	A01	Under examination
188	China	支付宝快捷支付	9	9350301	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
189	China	支付宝快捷支付	36	9286204	2011.3.31						Alibaba Group Holding Limited	A01	Under examination
190	China	享卡	9	9376985	2011.4.22						Alibaba Group Holding Limited	A01	Under examination
191	China	享卡	16	9377009	2011.4.22						Alibaba Group Holding Limited	A01	Under examination
192	China	享卡	35	9377040	2011.4.22						Alibaba Group Holding Limited	A01	Under examination
193	China	享卡	36	9377075	2011.4.22						Alibaba Group Holding Limited	A01	Under examination
194	China	享卡	38	9377152	2011.4.22						Alibaba Group Holding Limited	A01	Under examination
195	China	享卡	41	9377182	2011.4.22						Alibaba Group Holding Limited	A01	Under examination
196	China	享卡	42	9377215	2011.4.22						Alibaba Group Holding Limited	A01	Under examination
197	China	支付宝享卡	36	9377096	2011.4.22						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
198	China	享	36	9353554	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
199	China	积分宝	9	9353294	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
200	China	积分宝	36	9353390	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
201	China	积分宝	38	9353443	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
202	China	积分宝	42	9353491	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
203	China	图形	9	9353312	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
204	China	图形	16	9431891	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
205	China	图形	35	9431909	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
206	China	图形	36	9353407	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
207	China	图形	38	9353454	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
208	China	图形	41	9431939	2011.5.6						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
209	China	图形	42	9353500	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
210	China	Alipay | Pay@ global	9	9350078	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
211	China	Alipay | Pay@ global	36	9385474	2011.4.25						Alibaba Group Holding Limited	A01	Under examination
212	China	支付宝|全球付	9	9350077	2011.4.18						Alibaba Group Holding Limited	A01	Under examination
213	China	支付宝|全球付	36	9385482	2011.4.25						Alibaba Group Holding Limited	A01	Under examination
214	China	支付宝快捷登陆	9	9434430	2011.5.9						Alibaba Group Holding Limited	A01	Under examination
215	China	支付宝快捷登陆	36	9437974	2011.5.9						Alibaba Group Holding Limited	A01	Under examination
216	China	集分宝	9	9431675	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
217	China	集分宝	16	9431712	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
218	China	集分宝	35	9431734	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
219	China	集分宝	36	9431760	2011.5.6						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
220	China	集分宝	38	9431787	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
221	China	集分宝	41	9431821	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
222	China	集分宝	42	9431842	2011.5.6						Alibaba Group Holding Limited	A01	Under examination
223	China	微客	9	9514363	2011.5.25						Alibaba Group Holding Limited	A01	Under examination
224	China	微客	16	9514387	2011.5.25						Alibaba Group Holding Limited	A01	Under examination
225	China	微客	35	9514430	2011.5.25						Alibaba Group Holding Limited	A01	Under examination
226	China	微客	36	9514502	2011.5.25						Alibaba Group Holding Limited	A01	Under examination
227	China	微客	38	9514544	2011.5.25						Alibaba Group Holding Limited	A01	Under examination
228	China	微客	39	9514574	2011.5.25						Alibaba Group Holding Limited	A01	Under examination
229	China	微客	41	9514607	2011.5.25						Alibaba Group Holding Limited	A01	Under examination
230	China	知托付	9	9530574	2011.5.30						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
231	China	知托付 知托付	16	9530644	2011.5.30						Alibaba Group Holding Limited	A01	Under examination
232	China	知托付 知托付	35	9530698	2011.5.30						Alibaba Group Holding Limited	A01	Under examination
233	China	知托付 知托付	36	9530756	2011.5.30						Alibaba Group Holding Limited	A01	Under examination
234	China	知托付 知托付	38	9530815	2011.5.30						Alibaba Group Holding Limited	A01	Under examination
235	China	知托付 知托付	39	9530852	2011.5.30						Alibaba Group Holding Limited	A01	Under examination
236	China	知托付 知托付	41	9530891	2011.5.30						Alibaba Group Holding Limited	A01	Under examination
237	China	知托付 知托付	42	9530912	2011.5.30						Alibaba Group Holding Limited	A01	Under examination
238	China	[illegible]	9	9536581	2011.5.31						Alibaba Group Holding Limited	A01	Under examination
239	China	[illegible]	16	9536608	2011.5.31						Alibaba Group Holding Limited	A01	Under examination
240	China	[illegible]	35	9536653	2011.5.31						Alibaba Group Holding Limited	A01	Under examination
241	China	[illegible]	38	9536680	2011.5.31						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
242	China	泉聚	39	9536710	2011.5.31						Alibaba Group Holding Limited	A01	Under examination
243	China	泉聚	41	9536752	2011.5.31						Alibaba Group Holding Limited	A01	Under examination
244	China	泉聚	42	9536780	2011.5.31						Alibaba Group Holding Limited	A01	Under examination
245	China	支付宝新盾牌	9	9554241	2011.6.3						Alibaba Group Holding Limited	A01	Under examination
246	China	支付宝新盾牌	16	9554295	2011.6.3						Alibaba Group Holding Limited	A01	Under examination
247	China	支付宝新盾牌	35	9554327	2011.6.3						Alibaba Group Holding Limited	A01	Under examination
248	China	支付宝新盾牌	36	9554376	2011.6.3						Alibaba Group Holding Limited	A01	Under examination
249	China	支付宝新盾牌	38	9554419	2011.6.3						Alibaba Group Holding Limited	A01	Under examination
250	China	支付宝新盾牌	41	9554447	2011.6.3						Alibaba Group Holding Limited	A01	Under examination
251	China	支付宝新盾牌	42	9554478	2011.6.3						Alibaba Group Holding Limited	A01	Under examination
252	China	便签支付	9								Alibaba Group Holding Limited	A01	Instructed agent to file

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
253	China	便签支付	36	9634018	2011.6.23						Alibaba Group Holding Limited	A01	Under examination
254	China	便签支付（设计稿） 便签支付	9								Alibaba Group Holding Limited	A01	Instructed agent to file
255	China	便签支付（设计稿） 便签支付	36								Alibaba Group Holding Limited	A01	Instructed agent to file
256	China	支付宝便签支付(设计稿) 支付宝 | 便签支付	9								Alibaba Group Holding Limited	A01	Instructed agent to file
257	China	支付宝便签支付(设计稿) 支付宝 | 便签支付	36								Alibaba Group Holding Limited	A01	Instructed agent to file
258	Argentina	ALIPAY	9	2597568	2005.06.15	2004.12.23		2152067	2007.04.13	2017.04.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
259	Argentina	ALIPAY	35	2597569	2005.06.15	2004.12.23		2146370	2007.03.13	2017.03.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
260	Argentina	ALIPAY	36	2597570	2005.06.15	2004.12.23		2146371	2007.03.13	2017.03.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
261	Argentina	ALIPAY	38	2597571	2005.06.15	2004.12.23		2146372	2007.03.13	2017.03.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
262	Argentina	ALIPAY	39	2597572	2005.06.15	2004.12.23		2146373	2007.03.13	2017.03.13	Alibaba Group Holding Limited	A01	Registered - Certificate received
263	Argentina	ALIPAY	42	2597573	2005.06.15	2004.12.23		2146374	2007.03.13	2017.03.13	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
264	**Argentina**	Alipay Logo	9	2940592	2009.08.28						Alibaba Group Holding Limited	A01	Under examination
265	**Argentina**	Alipay Logo	35	2940593	2009.08.28						Alibaba Group Holding Limited	A01	Under examination
266	**Argentina**	Alipay Logo	36	2940594	2009.08.28						Alibaba Group Holding Limited	A01	Under examination
267	**Argentina**	Alipay Logo	38	2940595	2009.08.28						Alibaba Group Holding Limited	A01	Under examination
268	**Argentina**	Alipay Logo	42	2940596	2009.08.28						Alibaba Group Holding Limited	A01	Under examination
269	**Australia**	ALIPAY	9, 35, 36, 38, 39, 42	1036345	2004.12.31	78/537541 (US) 2004.12.23		1036345	2004.12.31	2014.12.31	Alibaba Group Holding Limited	A01	Registered
270	**Australia**	Alipay Logo (series)	9, 35, 36, 38, 42	1317255	2009.08.25		2011.01.06	1317255	2009.08.25	2019.08.25	Alibaba Group Holding Limited	A01	Registered - Certificate received
271	**Australia**	支付宝(stylised)	9, 35, 36, 38, 39, 42	1251535	2008.07.10		2010.01.07	1251535	2008.07.10	2018.07.10	Alibaba Group Holding Limited	A01	Registered - Certificate received
272	**Bangladesh**	ALIPAY	9	92157	2005.06.19						Alibaba Group Holding Limited	A01	Under examination
273	**Benelux**	ALIPAY	9, 35, 36, 37, 38, 42	1079945	2005.06.21	2004.12.23		806652	2006.09.08	2015.06.21	Alibaba Group Holding Limited	A01	Registered
274	**Bolivia**	ALIPAY	9	SM-2,127	2005.06.22	2004.12.23		109519	2007.07.03	2017.07.03	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
275	**Bolivia**	ALIPAY	35	SM-2,124	2005.06.22	2004.12.23		109508	2007.07.03	2017.07.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
276	**Bolivia**	ALIPAY	36	SM-2,126	2005.06.22	2004.12.23		109550	2007.07.03	2017.07.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
277	**Bolivia**	ALIPAY	38	SM-2,125	2005.06.22	2004.12.23		109518	2007.07.03	2017.07.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
278	**Bolivia**	ALIPAY	39	SM-2,123	2005.06.22	2004.12.23		109531	2007.07.03	2017.07.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
279	**Bolivia**	ALIPAY	42	SM-2,122	2005.06.22	2004.12.23		109530	2007.07.03	2017.07.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
280	**Brazil**	ALIPAY	9	827529694	2005.06.23	2004.12.23		827529694	2008.06.03	2018.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
281	**Brazil**	ALIPAY	35	827529481	2005.06.22	2004.12.23		827529481	2008.06.03	2018.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
282	**Brazil**	ALIPAY	36	827529309	2005.06.22	2004.12.23		827529309	2008.06.03	2018.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
283	**Brazil**	ALIPAY	38	827529295	2005.06.22	2004.12.23		827529295	2008.06.03	2018.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
284	**Brazil**	ALIPAY	39	827529287	2005.06.22	2004.12.23		827529287	2008.06.03	2018.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
285	**Brazil**	ALIPAY	42	827529279	2005.06.22	2004.12.23		827529279	2008.06.03	2018.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
286	**Brazil**	Alipay Logo	9	901913138	2009.09.01		2009.10.13				Alibaba Group Holding Limited	A01	Published on 2009.10.13
287	**Brazil**	Alipay Logo	35	901913154	2009.09.01		2009.10.13				Alibaba Group Holding Limited	A01	Published on 2009.10.13
288	**Brazil**	Alipay Logo	36	901913189	2009.09.01		2009.10.13				Alibaba Group Holding Limited	A01	Published on 2009.10.13
289	**Brazil**	Alipay Logo	38	901913219	2009.09.01		2009.10.13				Alibaba Group Holding Limited	A01	Published on 2009.10.13
290	**Brazil**	Alipay Logo	42	901670430	2009.09.01		2009.10.13				Alibaba Group Holding Limited	A01	Published on 2009.10.13
291	**Cambodia**	ALIPAY	9	22987/05	2005.07.04	2004.12.23		22225/05	2005.08.22	2011.08.22 (Aff. of Use) 2014.08.22 (Renewal)	Alibaba Group Holding Limited	A01	Registered
292	**Cambodia**	ALIPAY	35	22988/05	2005.07.04	2004.12.23		22226/05	2005.08.22	2011.08.22 (Aff. of Use) 2014.08.22 (Renewal)	Alibaba Group Holding Limited	A01	Registered
293	**Cambodia**	ALIPAY	36	22989/05	2005.07.04	2004.12.23		22227/05	2005.08.22	2011.08.22 (Aff. of Use) 2014.08.22 (Renewal)	Alibaba Group Holding Limited	A01	Registered
294	**Cambodia**	ALIPAY	38	22990/05	2005.07.04	2004.12.23		22228/05	2005.08.22	2011.08.22 (Aff. of Use) 2014.08.22 (Renewal)	Alibaba Group Holding Limited	A01	Registered
295	**Cambodia**	ALIPAY	39	22991/05	2005.07.04	2004.12.23		22229/05	2005.08.22	2011.08.22 (Aff. of Use) 2014.08.22 (Renewal)	Alibaba Group Holding Limited	A01	Registered
296	**Cambodia**	ALIPAY	42	22992/05	2005.07.04	2004.12.23		22230/05	2005.08.22	2011.08.22 (Aff. of Use) 2014.08.22 (Renewal)	Alibaba Group Holding Limited	A01	Registered

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
297	Canada	ALIPAY	9, 35, 36, 38, 39, 42	1263520	2005.06.23	2004.12.23					Alibaba Group Holding Limited	A01	Under examination
298	Canada	Alipay Logo	9, 35, 36, 38, 42	1447080	2009.08.27						Alibaba Group Holding Limited	A01	Under examination
299	Cayman Islands	ALIPAY	9, 35, 38, 42								Alibaba Group Holding Limited	A01	Proposed; awaiting issuance of CTM registration
300	Cayman Islands	Alipay Logo	9, 35, 36, 38, 42								Alibaba Group Holding Limited	A01	Proposed; awaiting issuance of CTM registration
301	Chile	ALIPAY	9	691668	2005.06.17	2004.12.23		750015	2006.02.08	2016.02.08	Alibaba.com Corporation	A01	Registered
302	Chile	ALIPAY	35, 36, 38, 39, 42	691669	2005.06.17	2004.12.23		750016	2006.02.08	2016.02.08	Alibaba.com Corporation	A01	Registered
303	Chile	Alipay Logo	9	876016	2009.08.28		2010.12.10				Alibaba Group Holding Limited	A01	Published on 2010.12.10
304	Chile	Alipay Logo	35, 36, 38, 42	876015	2009.08.28		2011.03.04				Alibaba Group Holding Limited	A01	Published on 2011.03.04
305	Colombia	ALIPAY	9	5059420	2005.06.17	2004.12.23		310354	2006.01.31	2016.01.31	Alibaba Group Holding Limited	A01	Registered
306	Colombia	ALIPAY	35	5059422	2005.06.17	2004.12.23		310355	2006.01.31	2016.01.31	Alibaba Group Holding Limited	A01	Registered
307	Colombia	ALIPAY	36	5059430	2005.06.17	2004.12.23		310357	2006.01.31	2016.01.31	Alibaba Group Holding Limited	A01	Registered

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
308	Colombia	ALIPAY	38	5059426	2005.06.17	2004.12.23		310356	2006.01.31	2016.01.31	Alibaba Group Holding Limited	A01	Registered
309	Colombia	ALIPAY	39	5059433	2005.06.17	2004.12.23		310358	2006.01.31	2016.01.31	Alibaba Group Holding Limited	A01	Registered
310	Colombia	ALIPAY	42	5059437	2005.06.17	2004.12.23		310359	2006.01.31	2016.01.31	Alibaba Group Holding Limited	A01	Registered
311	Ecuador	ALIPAY	9	158775	2005.06.22	2004.12.23		1777-06	2006.03.29	2016.03.29	Alibaba Group Holding Limited	A01	Registered
312	Ecuador	ALIPAY	35	158777	2005.06.22	2004.12.23		627-06	2006.03.29	2016.03.29	Alibaba Group Holding Limited	A01	Registered
313	Ecuador	ALIPAY	36	158778	2005.06.22	2004.12.23		628-06	2006.03.29	2016.03.29	Alibaba Group Holding Limited	A01	Registered
314	Ecuador	ALIPAY	38	158779	2005.06.22	2004.12.23		629-06	2006.03.29	2016.03.29	Alibaba Group Holding Limited	A01	Registered
315	Ecuador	ALIPAY	39	158774	2005.06.22	2004.12.23		625-06	2006.03.29	2016.03.29	Alibaba Group Holding Limited	A01	Registered
316	Ecuador	ALIPAY	42	158776	2005.06.22	2004.12.23		626-06	2006.03.29	2016.03.29	Alibaba Group Holding Limited	A01	Registered
317	Egypt	ALIPAY	9	176471	2005.06.21	2004.12.23		176471	2008.07.30	2015.06.21	Alibaba Group Holding Limited	A01	Registered - Certificate received
318	Egypt	ALIPAY	35	176472	2005.06.21	2004.12.23		176472	2008.07.30	2015.06.21	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
319	**Egypt**	ALIPAY	36	176473	2005.06.21	2004.12.23		176473	2008.07.30	2015.06.21	Alibaba Group Holding Limited	A01	Registered - Certificate received
320	**Egypt**	ALIPAY	38	176474	2005.06.21	2004.12.23		176474	2008.07.30	2015.06.21	Alibaba Group Holding Limited	A01	Registered - Certificate received
321	**Egypt**	ALIPAY	39	176475	2005.06.21	2004.12.23		176475	2008.07.30	2015.06.21	Alibaba Group Holding Limited	A01	Registered - Certificate received
322	**Egypt**	ALIPAY	42	176476	2005.06.21	2004.12.23		176476	2008.07.30	2015.06.21	Alibaba Group Holding Limited	A01	Registered - Certificate received
323	**European Union (CTM)**	ALIPAY	9, 35, 36, 38, 42	4469052	2005.06.03	2004.12.23	2005.12.05	004469052	2010.11.26	2015.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
324	**European Union (CTM)**	Alipay Logo Alipay	9, 35, 36, 38, 42	8513475	2009.08.27		2009.10.19	008513475	2010.02.01	2019.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
325	**European Union (CTM)**	支付宝 Alipay.com 支付宝 Alipay.com	9, 35, 36, 38,39, 42	7045529	2008.07.08		2008.10.06				Alibaba.com Corporation	A01	Published on 2008.10.06
326	**Hong Kong**	Alipay Logo (series) - Alipay - Alipay	9, 35, 42	301409607AA	2009.08.19		2010.07.30	301409607AA	2009.08.19	2019.08.18	Alibaba Group Holding Limited	A01	Registered - Certificate received
327	**Hong Kong**	Alipay Logo (series) - Alipay - Alipay	36, 38	301409607AB	2009.08.19		2010.05.07	301409607AB	2009.08.19	2019.08.18	Alibaba Group Holding Limited	A01	Registered - Certificate received
328	**Hong Kong**	ALIPAY信任使者 Logo	41	300942732AB	2007.08.28			300942732AB	2007.08.28	2017.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
329	**Hong Kong**	ALIPAY信任使者 Logo	9, 35, 36, 38, 39, 42	300942732AA	2007.08.28			300942732aa	2007.08.28	2017.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
330	Hong Kong	ALIPAY信任使者 Logo with Slogan	35	300942750	2007.08.28			300942750	2007.08.28	2017.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
331	Hong Kong	因为信任所以简单 / 因為信任所以簡單	9, 35, 36, 38, 39, 41, 42	300942741	2007.08.28			300942741	2007.08.28	2017.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
332	Hong Kong	支付保	9, 35, 36, 38, 39, 42	300310067	2004.10.29			300310067	2004.10.29	2014.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
333	Hong Kong	支付寶 & 盾Device	9, 35, 36, 38, 42	300295533	2004.10.04			300295533	2004.10.04	2014.10.04	Alibaba Group Holding Limited	A01	Registered - Certificate received
334	Hong Kong	支付寶 & 盾Device	39	300299971	2004.10.12			300299971	2004.10.12	2014.10.12	Alibaba Group Holding Limited	A01	Registered - Certificate received
335	Hong Kong	支付宝 Alipay.com & Logo	36, 39	301029212AA	2008.01.10		2008.03.06	301029212AA	2008.01.10	2018.01.09	Alibaba Group Holding Limited	A01	Registered - Certificate received
336	Hong Kong	支付宝 Alipay.com & Logo	9, 35, 38 & 42	301029212AB	2008.01.10		2010.11.19	301029212AB	2008.01.10	2018.01.09	Alibaba Group Holding Limited	A01	Registered - Certificate received
337	Hong Kong	支付宝ALI PAY	9, 35, 36, 38, 39, 42,	300337978	2004.12.15			300337978	2004.12.15	2014.12.14	Alibaba Group Holding Limited	A01	Registered - Certificate received
338	Hong Kong	支付宝ALIPAY	9, 35, 36, 38, 39, 42,	300337969	2004.12.15			300337969	2004.12.15	2014.12.14	Alibaba Group Holding Limited	A01	Registered - Certificate received
339	Hong Kong	支付寶 支付宝 (in series) 支付寶 支付宝	9, 35, 36, 38, 39, 42	300299962 (9, 35, 36, 38,42) 300295542 (39)	2004.10.04 (9, 35, 36, 38, 42) 2004.10.12 (39)			300299962AA	2004.10.12	2014.10.12	Alibaba Group Holding Limited	A01	Registered - Certificate received
340	Hong Kong	支付宝城 / 支付寶城 支付宝城 支付寶城	36	301476333	2009.11.16		2009.12.31	301476333	2009.11.16	2019.11.15	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
341	Hong Kong	支付宝创业园 / 支付寶創業園 a. 支付宝创业园 b. 支付寶創業園	36	301476342	2009.11.16		2009.12.31	301476342	2009.11.16	2019.11.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
342	Hong Kong	支付宝SOHO / 支付寶SOHO a. 支付宝 SOHO b. 支付寶 SOHO c. 支付宝 Soho d. 支付寶 Soho	36	301476351	2009.11.16		2009.12.31	301476351	2009.11.16	2019.11.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
343	Hong Kong	支付宝中心 / 支付寶中心 a. 支付宝中心 b. 支付寶中心	36	301476360	2009.11.16		2009.12.31	301476360	2009.11.16	2019.11.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
344	Hong Kong	支付宝广场 / 支付寶廣場 a. 支付宝广场 b. 支付寶廣場	36	301476379	2009.11.16		2009.12.31	301476379	2009.11.16	2019.11.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
345	India	ALIPAY	39	1330782	2005.01.07	78/537541 (US) 2004.12.23					Alibaba.com Corporation	A01	Under examination
346	India	ALIPAY	9, 35, 36, 38, 42	1330289	2005.01.05			749970	2005.01.05	2015.01.05	Alibaba.com Corporation	A01	Registered - Certificate returned for correction
347	India	Alipay Logo (series) a. Alipay b. Alipay	9, 35, 36, 38, 42	1854662	2009.08.25		2010.10.29				Alibaba Group Holding Limited	A01	Published on 2010.10.29, opposition period will expire on 2011.02.28
348	Indonesia	ALI PAY	9	D00.2005.022 41.02257	2005.01.27			IDM000092669	2006.10.17	2015.01.27	Alibaba.com Corporation	A01	Registered - Certificate received
349	Indonesia	ALI PAY	35	J00.2005.0224 2.02258	2005.01.27			IDM000092670	2006.10.17	2015.01.27	Alibaba.com Corporation	A01	Registered - Certificate received
350	Indonesia	ALI PAY	36	J00.2005.0224 3.02259	2005.01.27			IDM000092671	2006.10.17	2015.01.27	Alibaba.com Corporation	A01	Registered - Certificate received
351	Indonesia	ALI PAY	38	J00.2005.0224 4.02260	2005.01.27			IDM000092672	2006.10.17	2015.01.27	Alibaba.com Corporation	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
352	**Indonesia**	ALI PAY	39	J00.2005.02245.02261	2005.01.27			IDM000092673	2006.10.17	2015.01.27	Alibaba.com Corporation	A01	Registered - Certificate received
353	**Indonesia**	ALI PAY	42	J00.2005.02246.02262	2005.01.27			IDM000092674	2006.10.17	2015.01.27	Alibaba.com Corporation	A01	Registered - Certificate received
354	**Indonesia**	ALIPAY	9	D00.2005.02235.02251	2005.01.27	78/537541 (US) 2004.12.23		IDM000096721	2005.11.10	2015.03.04	Alibaba.com Corporation	A01	Registered - Certificate received
355	**Indonesia**	ALIPAY	35	J00.2005.02236.02252	2005.01.27	78/537541 (US) 2004.12.23		IDM000096722	2005.11.10	2015.03.04	Alibaba.com Corporation	A01	Registered - Certificate received
356	**Indonesia**	ALIPAY	36	J00.2005.02237.02253	2005.01.27	78/537541 (US) 2004.12.23		IDM000096723	2005.11.10	2015.03.04	Alibaba.com Corporation	A01	Registered - Certificate received
357	**Indonesia**	ALIPAY	38	J00.2005.02238.02254	2005.01.27	78/537541 (US) 2004.12.23		IDM000096724	2005.11.10	2015.03.04	Alibaba.com Corporation	A01	Registered - Certificate received
358	**Indonesia**	ALIPAY	39	J00.2005.02239.02255	2005.01.27	78/537541 (US) 2004.12.23		IDM000096725	2005.11.10	2015.03.04	Alibaba.com Corporation	A01	Registered - Certificate received
359	**Indonesia**	ALIPAY	42	J00.2005.02240.02256	2005.01.27	78/537541 (US) 2004.12.23		IDM000096726	2005.11.10	2015.03.04	Alibaba.com Corporation	A01	Registered - Certificate received
360	**Indonesia**	Alipay Logo	9, 35, 36	D00 2010 0161	2010.05.04						Alibaba Group Holding Limited	A01	Received filing report
361	**Indonesia**	Alipay Logo	38, 42	J00 2010 0161	2010.05.04						Alibaba Group Holding Limited	A01	Received filing report
362	**Iran**	ALIPAY	9, 35, 36, 38, 39, 42	84031957	2005.06.21	2004.12.23		147791	2005.06.21	2015.06.21	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
363	**Israel**	ALIPAY	9	181328	2005.06.16	2004.12.23		181328	2015.06.16	2015.06.16	Alibaba Group Holding Limited	A01	Registered
364	**Israel**	ALIPAY	35	181329	2005.06.16	2004.12.23		181329	2015.06.16	2015.06.16	Alibaba Group Holding Limited	A01	Registered
365	**Israel**	ALIPAY	36	181330	2005.06.16	2004.12.23		181330	2015.06.16	2015.06.16	Alibaba Group Holding Limited	A01	Registered
366	**Israel**	ALIPAY	38	181331	2005.06.16	2004.12.23		181331	2015.06.16	2015.06.16	Alibaba Group Holding Limited	A01	Registered
367	**Israel**	ALIPAY	39	181332	2005.06.16	2004.12.23		181332	2015.06.16	2015.06.16	Alibaba Group Holding Limited	A01	Registered
368	**Israel**	ALIPAY	42	181333	2005.06.16	2004.12.23		181333	2015.06.16	2015.06.16	Alibaba Group Holding Limited	A01	Registered
369	**Japan**	ALI PAY	9, 35, 36, 38, 39, 42	2005-5904				4885554	2005.08.05	2015.08.05	Alibaba Group Holding Limited	A01	Registered
370	**Japan**	ALIPAY	9, 35, 36, 38, 39, 42	2005-5903		78/537541 (US) 2004.12.23		4885553	2005.08.05	2015.08.05	Alibaba Group Holding Limited	A01	Registered
371	**Japan**	Alipay Logo	9, 35, 36, 38, 42	2009-067863	2009.09.04			5289504	2009.12.18	2019.12.18	Alibaba Group Holding Limited	A01	Registered - Certificate received
372	**Japan**	支付宝 Alipay.com & Logo	9, 35, 36, 38, 39, 42	2008-2795	2008.01.18		2009.06.09	5227522	2009.05.01	2019.05.01	Alibaba Group Holding Limited	A01	Registered - Certificate received
373	**Macau**	Alipay Logo	9	N/44696	2009.08.26		2009.11.04	N/44696	2010.01.25	2017.01.25	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
374	**Macau**	Alipay Logo	35	N/44697	2009.08.26		2009.11.04	N/44697	2010.01.25	2017.01.25	Alibaba Group Holding Limited	A01	Registered - Certificate received
375	**Macau**	Alipay Logo	36	N/44698	2009.08.26		2009.11.04	N/44698	2010.01.25	2017.01.25	Alibaba Group Holding Limited	A01	Registered - Certificate received
376	**Macau**	Alipay Logo	38	N/44699	2009.08.26		2009.11.04	N/44699	2010.01.25	2017.01.25	Alibaba Group Holding Limited	A01	Registered - Certificate received
377	**Macau**	Alipay Logo	42	N/44700	2009.08.26		2009.11.04	N/44700	2010.01.25	2017.01.25	Alibaba Group Holding Limited	A01	Registered - Certificate received
378	**Macau**	支付宝 Alipay.com	9	N/42957	2009.05.15		2009.08.05	N/42957	2009.10.29	2016.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
379	**Macau**	支付宝 Alipay.com	35	N/42958	2009.05.15		2009.08.05	N/42958	2009.10.29	2016.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
380	**Macau**	支付宝 Alipay.com	36	N/42959	2009.05.15		2009.08.05	N/42959	2009.10.29	2016.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
381	**Macau**	支付宝 Alipay.com	38	N/42960	2009.05.15		2009.08.05	N/42960	2009.10.29	2016.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
382	**Macau**	支付宝 Alipay.com	42	N/42961	2009.05.15		2009.08.05	N/42961	2009.10.29	2016.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
383	**Malaysia**	ALIPAY ALI PAY	9	05000235	2005.01.05	78/537541 (US) 2004.12.23	2010.07.22	05000235	2004.12.23	2014.12.23	Alibaba Group Holding Limited	A01	Registered - Certificate received
384	**Malaysia**	ALIPAY ALI PAY	35	05000231	2005.01.05	78/537541 (US) 2004.12.23		05000231	2004.12.23	2014.12.23	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
385	**Malaysia**	ALIPAY	36	05000236	2005.01.05	78/537541 (US) 2004.12.23	2009.12.03	05000236	2004.12.23	2014.12.23	Alibaba Group Holding Limited	A01	Registered - Certificate received
386	**Malaysia**	ALIPAY ALI PAY	38	05000237	2005.01.05	78/537541 (US) 2004.12.23					Alibaba Group Holding Limited	A01	Under examination
387	**Malaysia**	ALIPAY	39	05000233	2005.01.05	78/537541 (US) 2004.12.23		05000233	2004.12.23	2014.12.23	Alibaba Group Holding Limited	A01	Registered - Certificate received
388	**Malaysia**	ALIPAY ALI PAY	42	05000234	2005.01.05	78/537541 (US) 2004.12.23		5000234	2004.12.23	2014.12.23	Alibaba Group Holding Limited	A01	Registered - Certificate received
389	**Malaysia**	Alipay Logo (series)	9	09014584	2009.08.26		2011.01.20	09014584	2009.08.26	2019.08.26	Alibaba Group Holding Limited	A01	Registered - Certificate received
390	**Malaysia**	Alipay Logo (series)	35	09014585	2009.08.26		2011.03.31				Alibaba Group Holding Limited	A01	Published on 2011.03.31, opposition period will expire on 2011.05.31
391	**Malaysia**	Alipay Logo (series)	36	09014586	2009.08.26						Alibaba Group Holding Limited	A01	Received filing report
392	**Malaysia**	Alipay Logo (series)	38	09014587	2009.08.26						Alibaba Group Holding Limited	A01	Received filing report
393	**Malaysia**	Alipay Logo (series)	42	09014588	2009.08.26		2011.03.17				Alibaba Group Holding Limited	A01	Published on 2011.03.17
394	**Mexico**	ALIPAY	9	724291	2005.06.22	2004.12.23		898049	2005.06.22	2015.06.22	Alibaba Group Holding Limited	A01	Registered
395	**Mexico**	ALIPAY	35	724292	2005.06.22	2004.12.23		910520	2005.06.22	2015.06.22	Alibaba Group Holding Limited	A01	Registered

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
396	**Mexico**	ALIPAY	36	724293	2005.06.22	2004.12.23		900612	2005.06.22	2015.06.22	Alibaba Group Holding Limited	A01	Registered
397	**Mexico**	ALIPAY	38	724294	2005.06.22	2004.12.23		909561	2005.06.22	2015.06.22	Alibaba Group Holding Limited	A01	Registered
398	**Mexico**	ALIPAY	39	724295	2005.06.22	2004.12.23		900613	2005.06.22	2015.06.22	Alibaba Group Holding Limited	A01	Registered
399	**Mexico**	ALIPAY	42	724296	2005.06.22	2004.12.23		946341	2005.06.22	2015.06.22	Alibaba Group Holding Limited	A01	Registered
400	**Mexico**	Alipay Logo	9	1030746	2009.09.02			1127704	2009.10.27	2019.09.02	Alibaba Group Holding Limited	A01	Registered - Certificate received
401	**Mexico**	Alipay Logo	35	1030748	2009.09.02			1191806	2009.09.02	2019.09.02	Alibaba Group Holding Limited	A01	Registered - Certificate received
402	**Mexico**	Alipay Logo	36	1030749	2009.09.02			1158233	2010.05.17	2019.09.02	Alibaba Group Holding Limited	A01	Registered - Certificate received
403	**Mexico**	Alipay Logo	38	1030751	2009.09.02			1,136,851	2010.01.07	2019.09.02	Alibaba Group Holding Limited	A01	Registered - Certificate received
404	**Mexico**	Alipay Logo	42	1030752	2009.09.02			1158234	2010.05.17	2019.09.02	Alibaba Group Holding Limited	A01	Registered - Certificate received
405	**Mongolia**	ALIPAY	9, 35, 36, 38, 39, 42	5810	2005.06.21			5350	2005.06.21	2015.06.21	Alibaba Group Holding Limited	A01	Registered
406	**New Zealand**	ALIPAY ALI PAY	9, 35, 36, 38, 39, 42	723717	2005.01.10	78/537541 (US) 2004.12.23					Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
407	**New Zealand**	Alipay Logo (series) Alipay Alipay	9, 35, 36, 38, 42	812614	2009.09.11		2009.12.24	812614	2010.04.08	2019.09.11	Alibaba Group Holding Limited	A01	Registered - Certificate received
408	**Nigeria**	ALIPAY	9	102624	2005.07.15			69335	2005.07.15	2012.07.15	Alibaba Group Holding Limited	A01	Registered
409	**Nigeria**	ALIPAY	16	102625	2005.07.15			67864	2005.07.15	2012.07.15	Alibaba Group Holding Limited	A01	Registered
410	**Nigeria**	ALIPAY	35	174482/07	2007.05.22						Alibaba Group Holding Limited	A01	Under examination
411	**Nigeria**	ALIPAY	36	174480/07	2007.06.01			75961	2007.06.01	2014.06.01	Alibaba Group Holding Limited	A01	Registered - Certificate received
412	**Nigeria**	ALIPAY	38	174484/07	2009.06.01			75963	2007.06.01	2014.06.01	Alibaba Group Holding Limited	A01	Registered - Certificate received
413	**Nigeria**	ALIPAY	42	174483/07	2007.06.01			75964	2007.06.01	2014.06.01	Alibaba Group Holding Limited	A01	Registered - Certificate received
414	**Norway**	ALIPAY	9, 35, 36, 38, 39, 42	2005/05,909	2005.06.16	2004.12.23		237590	2007.02.01	2017.02.01	Alibaba Group Holding Limited	A01	Registered - Certificate received
415	**Pakistan**	ALIPAY	9	204561	2005.01.03	78/537541 (US) 2004.12.23					Alibaba.com Corporation	A01	Accepted, will be registered
416	**Pakistan**	ALIPAY	35	204560	2005.01.03	78/537541 (US) 2004.12.23	2010.08.16				Alibaba Group Holding Limited	A01	Accepted, will be registered
417	**Pakistan**	ALIPAY	36	204559	2005.01.03	78/537541 (US) 2004.12.23					Alibaba.com Corporation	A01	Accepted, will be registered

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
418	Pakistan	ALIPAY	38	204558	2005.01.03	78/537541 (US) 2004.12.23					Alibaba.com Corporation	A01	Accepted, will be registered
419	Pakistan	ALIPAY	39	204556	2005.01.03	78/537541 (US) 2004.12.23	2008.12.29				Alibaba.com Corporation	A01	Published on 2008.12.29, opposition period will expire on 2009.02.28
420	Pakistan	ALIPAY	42	204557	2005.01.03	78/537541 (US) 2004.12.23	2008.12.29				Alibaba.com Corporation	A01	Published on 2008.12.29, opposition period will expire on 2009.02.28
421	Pakistan	Alipay Logo (series)	9	271499	2009.08.26						Alibaba Group Holding Limited	A01	Accepted, will be published.
422	Pakistan	Alipay Logo (series)	35	271500	2009.08.26						Alibaba Group Holding Limited	A01	Accepted, will be published.
423	Pakistan	Alipay Logo (series)	36	271501	2009.08.26						Alibaba Group Holding Limited	A01	Accepted, will be published.
424	Pakistan	Alipay Logo (series)	38	271502	2009.08.26						Alibaba Group Holding Limited	A01	Accepted, will be published.
425	Pakistan	Alipay Logo (series)	42	271503	2009.08.26						Alibaba Group Holding Limited	A01	Accepted, will be published.
426	Peru	ALIPAY	9	245615	2005.06.16	2004.12.23		00112307	2006.02.14	2016.02.14	Alibaba Group Holding Limited	A01	Registered
427	Peru	ALIPAY	35	245902	2005.06.20	2004.12.23		40830	2006.02.17	2016.02.17	Alibaba Group Holding Limited	A01	Registered
428	Peru	ALIPAY	36	245616	2005.06.16	2004.12.23		40736	2006.02.14	2016.02.14	Alibaba Group Holding Limited	A01	Registered

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
429	**Peru**	ALIPAY	38	245756	2005.06.17	2004.12.23		40685	2006.02.09	2016.02.09	Alibaba Group Holding Limited	A01	Registered
430	**Peru**	ALIPAY	39	245617	2005.06.16	2004.12.23		40709	2006.02.13	2016.02.13	Alibaba Group Holding Limited	A01	Registered
431	**Peru**	ALIPAY	42	245757	2005.06.17	2004.12.23		40737	2006.02.15	2016.02.15	Alibaba Group Holding Limited	A01	Registered
432	**Peru**	Alipay Logo	9	397989	2009.08.31			00159061	2009.12.04	2019.12.04	Alibaba Group Holding Limited	A01	Registered - Certificate received
433	**Peru**	Alipay Logo	35	397987	2009.08.31			00060794	2010.03.02	2020.03.02	Alibaba Group Holding Limited	A01	Registered - Certificate received
434	**Peru**	Alipay Logo	36	397986	2009.08.31		2010.01.28	00061056	2010.03.22	2020.03.22	Alibaba Group Holding Limited	A01	Registered - Certificate received
435	**Peru**	Alipay Logo	38	397985	2009.08.31		2009.12.05	00061168	2010.03.31	2020.03.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
436	**Peru**	Alipay Logo	42	397988	2009.08.31			00060652	2020.02.19	2020.02.19	Alibaba Group Holding Limited	A01	Registered - Certificate received
437	**Philippines**	ALIPAY	9, 35, 36, 38, 39, 42	4-2005-000675	2005.01.21	78/537541 (US) 2004.12.23		4-2005-000675	2007.07.09	2017.07.09	Alibaba.com Corporation	A01	Registered - Certificate received
438	**Philippines**	Alipay Logo	9, 35, 36, 38, 42	04-2011-00584	2011.05.20						Alibaba Group Holding Limited	A01	Received filing report
439	**Romania**	ALIPAY	9, 35, 36, 38, 39, 42	2005/06,826	2005.06.15			69470	2005.06.15	2015.06.15	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
440	**Romania**	Alipay Logo Alipay	9, 35, 36, 38, 42	2009/06729	2009.09.01						Alibaba Group Holding Limited	A01	Abandoned
441	**Russian Federation**	ALIPAY	35	2007/703090	2007.02.08						Alibaba Group Holding Limited	A01	Abandoned
442	**Russian Federation**	ALIPAY	9, 36, 38, 39, 42	2005/714,147	2005.06.14			339753	2007.12.18	2015.06.14	Alibaba Group Holding Limited	A01	Registered - Certificate received
443	**Russian Federation**	Alipay Logo Alipay	9, 36, 38, 42	2009/720,943	2009.08.26						Alibaba Group Holding Limited	A01	Accepted, will be registered
444	**Russian Federation**	Alipay Logo Alipay	35	2010/739,064	2010.12.03						Alibaba Group Holding Limited	A01	Under examination
445	**Saudi Arabia**	ALIPAY	9	99913	2005.09.21			863/75	2006.09.06	2015.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
446	**Saudi Arabia**	ALIPAY	35	99914	2005.09.21			863/76	2006.09.06	2015.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
447	**Saudi Arabia**	ALIPAY	36	99915	2005.09.21			863/77	2006.09.06	2015.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
448	**Saudi Arabia**	ALIPAY	38	99916	2005.09.21			863/78	2006.09.06	2015.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
449	**Saudi Arabia**	ALIPAY	39	99917	2005.09.21			909/8	2007.04.11	2015.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received
450	**Saudi Arabia**	ALIPAY	42	99918	2005.09.21			909/9	2007.04.11	2015.06.03	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
451	**Singapore**	ALI PAY	9	T04/22022J	2004.12.15			T04/22022J	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
452	**Singapore**	ALI PAY	35	T04/22025E	2004.12.15			T04/22025E	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
453	**Singapore**	ALI PAY	36	T04/22027A	2004.12.15			T04/22027A	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
454	**Singapore**	ALI PAY	38	T04/22032H	2004.12.15			T04/22032H	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
455	**Singapore**	ALI PAY	39	T04/22033F	2004.12.15			T04/22033F	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
456	**Singapore**	ALI PAY	42	T04/22034D	2004.12.15			T04/22034D	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
457	**Singapore**	ALIPAY	9	T04/22040I	2004.12.15			T04/22040I	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
458	**Singapore**	ALIPAY	35	T04/22041G	2004.12.15			T04/22041G	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered
459	**Singapore**	ALIPAY	36	T04/22042E	2004.12.15			T04/22042E	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
460	**Singapore**	ALIPAY	38	T04/22043C	2004.12.15			T04/22043C	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
461	**Singapore**	ALIPAY	39	T04/22044A	2004.12.15			T04/22044A	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
462	**Singapore**	ALIPAY	42	T04/22045Z	2004.12.15			T04/22045Z	2004.12.15	2014.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
463	**Singapore**	Alipay Logo (series)	9, 35, 36, 38, 42	T09/09634Z	2009.08.27		2010.05.07	T09/09634Z	2009.08.27	2019.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
464	**Singapore**	支付宝 Alipay.com & Logo	9, 35, 36, 38, 39 & 42	T08/00419J	2008.01.11			T08/00419J	2008.01.11	2018.01.11	Alibaba Group Holding Limited	A01	Registered - Certificate received
465	**Singapore**	ALIPAY信任使者 Logo	9	T07/18035A	2007.08.31			T07/18035A	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
466	**Singapore**	ALIPAY信任使者 Logo	35	T07/18036Z	2007.08.31			T0718036Z	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
467	**Singapore**	ALIPAY信任使者 Logo	36	T07/18037H	2007.08.31			T0718037H	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
468	**Singapore**	ALIPAY信任使者 Logo	38	T07/18038F	2007.08.31			T0718038F	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
469	**Singapore**	ALIPAY信任使者 Logo	39	T07/18039D	2007.08.31			T07/18039D	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
470	**Singapore**	ALIPAY信任使者 Logo	41	T07/18040H	2007.08.31			T07/18040H	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
471	**Singapore**	ALIPAY信任使者 Logo	42	T07/18041F	2007.08.31			T07/18041F	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
472	**Singapore**	ALIPAY信任使者 Logo with Slogan	35	T07/18507H	2007.08.31			T07/18507H	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
473	**Singapore**	因为信任所以简单/ 因為信任所以簡單	9	T07/18508F	2007.08.31			T07/18508F	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
474	**Singapore**	因为信任所以简单/ 因為信任所以簡單	35	T07/18509D	2007.08.31			T07/18509D	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
475	**Singapore**	因为信任所以简单/ 因為信任所以簡單	36	T07/18510H	2007.08.31			T07/18510H	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
476	**Singapore**	因为信任所以简单/ 因為信任所以簡單	38	T07/18511F	2007.08.31			T07/18511F	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
477	**Singapore**	因为信任所以简单/ 因為信任所以簡單	39	T07/18512D	2007.08.31			T0718512D	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
478	**Singapore**	因为信任所以简单/ 因為信任所以簡單	41	T07/18513B	2007.08.31			T07/18513B	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
479	**Singapore**	因为信任所以简单/ 因為信任所以簡單	42	T07/18514J	2007.08.31			T07/18514J	2007.08.31	2017.08.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
480	**Singapore**	支付保	9	T04/18869F	2004.10.29			T04/18869F	2004.10.29	2014.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
481	**Singapore**	支付保	35	T04/18870Z	2004.10.29			T04/18870Z	2004.10.29	2014.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
482	**Singapore**	支付保	36	T04/18871H	2004.10.29			T04/18871H	2004.10.29	2014.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
483	**Singapore**	支付保	38	T04/18872F	2004.10.29			T04/18872F	2004.10.29	2014.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
484	**Singapore**	支付保	39	T04/18873D	2004.10.29			T04/18873D	2004.10.29	2014.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
485	**Singapore**	支付保	42	T04/18874B	2004.10.29			T04/18874B	2004.10.29	2014.10.29	Alibaba Group Holding Limited	A01	Registered - Certificate received
486	**Singapore**	支付寶 支付宝	35	T04/17817H	2004.10.19			T04/17817H	2004.10.19	2014.10.19	Alibaba Group Holding Limited	A01	Registered - Certificate received
487	**Singapore**	支付寶 支付宝	36	T04/17818F	2004.10.19			T04/17818F	2004.10.19	2014.10.19	Alibaba Group Holding Limited	A01	Registered - Certificate received
488	**Singapore**	支付寶 支付宝	38	T04/17819D	2004.10.19			T04/17819D	2004.10.19	2014.10.19	Alibaba Group Holding Limited	A01	Registered - Certificate received
489	**Singapore**	支付寶 支付宝	39	T04/17820H	2004.10.19			T04/17820H	2004.10.19	2014.10.19	Alibaba Group Holding Limited	A01	Registered - Certificate received
490	**Singapore**	支付寶 支付宝	42	T04/17821F	2004.10.19			T04/17821F	2004.10.19	2014.10.19	Alibaba Group Holding Limited	A01	Registered - Certificate received
491	**Singapore**	支付寶 支付宝	9	T04/17816Z	2004.10.19			T04/17816Z	2004.10.19	2014.10.19	Alibaba Group Holding Limited	A01	Registered - Certificate received
492	**South Africa**	ALIPAY	9	05/11,693	2005.06.14		2007.09.26	2005/11693	2009.09.10	2015.06.14	Alibaba Group Holding Limited	A01	Registered - Certificate received
493	**South Africa**	ALIPAY	35	05/11,694	2005.06.14		2007.09.26				Alibaba.com Corporation	A01	Published om 2007.09.26; Awaiting certificate
494	**South Africa**	ALIPAY	36	05/11,695	2005.06.14		2007.09.26	2005/11695	2009.09.10	2015.06.14	Alibaba.com Corporation	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
495	**South Africa**	ALIPAY	38	2005/11696	2005.06.14			2005/11696	2005.06.14	2015.06.14	Alibaba.com Corporation	A01	Registered - Certificate received
496	**South Africa**	ALIPAY	39	05/11,697	2005.06.14		2007.09.26	2005/11697	2009.09.10	2015.06.14	Alibaba Group Holding Limited	A01	Registered - Certificate received
497	**South Africa**	ALIPAY	42	05/111,688	2005.06.14		2007.09.26	2005/11698	2009.09.10	2015.06.14	Alibaba Group Holding Limited	A01	Registered - Certificate received
498	**South Africa**	Alipay Logo	9	09/16563	2009.08.27						Alibaba Group Holding Limited	A01	Received filing report
499	**South Africa**	Alipay Logo	35	09/16564	2009.08.27		2011.02.23				Alibaba Group Holding Limited	A01	Published on 2011.02.23
500	**South Africa**	Alipay Logo	36	09/16565	2009.08.27		2011.02.23				Alibaba Group Holding Limited	A01	Published on 2011.02.23
501	**South Africa**	Alipay Logo	38	09/16566	2009.08.27		2011.02.23				Alibaba Group Holding Limited	A01	Published on 2011.02.23
502	**South Africa**	Alipay Logo	42	09/16567	2009.08.27						Alibaba Group Holding Limited	A01	Received filing report
503	**South Korea**	ALIPAY	9	40-2005-0000197	2005.01.04	78/537541 (US) 2004.12.23		0646254	2006.01.06	2016.01.06	Alibaba.com Corporation	A01	Registered
504	**South Korea**	ALIPAY	35	41-2005-0000084	2005.01.04	78/537541 (US) 2004.12.23		0119631	2005.08.12	2015.08.12	Alibaba.com Corporation	A01	Registered
505	**South Korea**	ALIPAY	36	41-2005-0000085	2005.01.04	78/537541 (US) 2004.12.23		41-0134150	2006.06.29	2016.06.29	Alibaba.com Corporation	A01	Registered

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
506	**South Korea**	ALIPAY	38	41-2005-0000086	2005.01.04	78/537541 (US) 2004.12.23		41-0129662	2006.03.23	2016.03.23	Alibaba.com Corporation	A01	Registered
507	**South Korea**	ALIPAY	39	41-2005-0000087	2005.01.04	78/537541 (US) 2004.12.23		0119258	2005.07.29	2015.07.29	Alibaba.com Corporation	A01	Registered
508	**South Korea**	ALIPAY	42	41-2005-0000089	2005.01.04	78/537541 (US) 2004.12.23		0128104	2006.02.20	2016.02.20	Alibaba.com Corporation	A01	Registered
509	**South Korea**	Alipay Logo (series)	9	2009-40916	2009.08.25		2010.10.18	40-0849703	2011.01.12	2021.01.12	Alibaba Group Holding Limited	A01	Registered - Certificate received
510	**South Korea**	Alipay Logo (series)	35	2009-19650	2009.08.25		2010.10.22	41-0205732	2011.01.12	2021.01.12	Alibaba Group Holding Limited	A01	Registered - Certificate received
511	**South Korea**	Alipay Logo (series)	36	2009-19697	2009.08.25		2010.11.11	41-0206651	2011.02.09	2021.02.09	Alibaba Group Holding Limited	A01	Registered - Certificate received
512	**South Korea**	Alipay Logo (series)	38	2009-19658	2009.08.25		2010.11.11	41-0206650	2011.02.09	2021.02.09	Alibaba Group Holding Limited	A01	Registered - Certificate received
513	**South Korea**	Alipay Logo (series)	42	2009-19671	2009.08.25		2010.10.22	41-0205726	2011.01.12	2021.01.12	Alibaba Group Holding Limited	A01	Registered - Certificate received
514	**Sri Lanka**	ALIPAY	9	125905	2005.06.17						Alibaba.com Corporation	A01	Under examination
515	**Sri Lanka**	ALIPAY	35	125904	2005.06.17						Alibaba.com Corporation	A01	Under examination
516	**Sri Lanka**	ALIPAY	36	125903	2005.06.17						Alibaba.com Corporation	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
517	**Sri Lanka**	ALIPAY	38	125902	2005.06.17		2010.02.19	125902	2004.12.23	2014.12.23	Alibaba Group Holding Limited	A01	Registered - Certificate received
518	**Sri Lanka**	ALIPAY	39	125901	2005.06.17						Alibaba.com Corporation	A01	Under examination
519	**Sri Lanka**	ALIPAY	42	125900	2005.06.17						Alibaba.com Corporation	A01	Under examination
520	**Switzerland**	ALIPAY	9, 35, 36, 38, 39, 42	55,034/2005	2005.06.20			543475	2005.06.20	2015.06.20	Alibaba.com Corporation	A01	Registered - Certificate received
521	**Switzerland**	Alipay Logo	9, 35, 36, 38, 42	59408/09	2009.08.27			597573	2010.03.08	2019.08.27	Alibaba Group Holding Limited	A01	Registered - Certificate received
522	**Taiwan**	ALI PAY	9	(93) 58743	2004.12.16			1199767	2006.03.16		Alibaba Group Holding Limited	A01	Abandoned - Opposed by Ali Corporation. Unfavourable decision issued
523	**Taiwan**	ALI PAY	35	(93) 58744	2004.12.16			1178344	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
524	**Taiwan**	ALI PAY	36	(93) 58745	2004.12.16			1176366	2005.10.01	2015.09.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
525	**Taiwan**	ALI PAY	38	(93) 58746	2004.12.16			1178519	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
526	**Taiwan**	ALI PAY	39	(93) 58748	2004.12.16			1167651	2005.08.01	2015.07.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
527	**Taiwan**	ALI PAY	42	(93) 58747	2004.12.16			1178695	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
528	**Taiwan**	ALIPAY	9	(93) 58749	2004.12.16			1177315	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
529	**Taiwan**	ALIPAY	35	(93) 58750	2004.12.16			1178345	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
530	**Taiwan**	ALIPAY	36	(93) 58751	2004.12.16		2005.10.01	1176367	2005.10.01	2015.09.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
531	**Taiwan**	ALIPAY	38	(93) 58752	2004.12.16			1178520	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
532	**Taiwan**	ALIPAY	39	(93) 58754	2004.12.16			1167652	2005.08.01	2015.07.31	Alibaba Group Holding Limited	A01	Registered - Certificate received
533	**Taiwan**	ALIPAY	42	(93) 52553	2004.11.12			1178673	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
534	**Taiwan**	Alipay Logo	9, 35, 36, 38, 42	098036888	2009.08.25		2010.07.01	1418191	2010.07.01	2020.06.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
535	**Taiwan**	支付宝 Alipay.com & Logo	9, 35, 36, 38, 39, 42	097010866	2008.03.12			1355058	2009.03.16	2019.03.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
536	**Taiwan**	ALIPAY信任使者 Logo	9, 35, 36, 38, 39, 41, 42	(96) 042510	2007.09.05		2008.12.01	1340948	2008.12.01	2018.11.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
537	**Taiwan**	ALIPAY信任使者 Logo with Slogan	35	(96) 042515	2007.09.05			1340382	2008.12.01	2018.11.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
538	**Taiwan**	因為信任所以簡單	9, 35, 36, 38, 39, 41, 42	(96) 042512	2007.09.05						Alibaba Group Holding Limited	A01	Under examination

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
539	Taiwan	支付保	9	(93) 52552	2004.11.12			1158242	2005.06.16	2015.06.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
540	Taiwan	支付保	35	(93) 52555	2004.11.12			1178299	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
541	Taiwan	支付保	36	(93) 52557	2004.11.12			1178458	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
542	Taiwan	支付保	38	(93) 52558	2004.11.12			1176397	2005.10.01	2015.09.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
543	Taiwan	支付保	39	(94) 2846	2005.01.20			1165075	2005.07.16	2015.07.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
544	Taiwan	支付保	42	(93) 52559	2004.11.12			1176500	2005.10.01	2015.09.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
545	Taiwan	支付宝	9	(93) 52542	2004.11.12			1158241	2005.06.16	2015.06.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
546	Taiwan	支付宝	35	(93) 52544	2004.11.12			1178298	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
547	Taiwan	支付宝	36	(93) 52546	2004.11.12			1219986	2006.07.16	2016.07.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
548	Taiwan	支付宝	38	(93) 52548	2004.11.12			1187690	2005.12.16	2015.12.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
549	Taiwan	支付宝	39	(94) 2845	2005.01.20			1165074	2005.07.16	2015.07.15	Alibaba Group Holding Limited	A01	Registered - Certificate received

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
550	**Taiwan**	支付宝	42	(93) 52550	2004.11.12			1178673	2005.10.16	2015.10.15	Alibaba Group Holding Limited	A01	Registered - Certificate received
551	**Thailand**	ALIPAY	9	577799	2004.12.30	78/537541 (US) 2004.12.23		Kor240081	2004.12.30	2014.12.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
552	**Thailand**	ALIPAY	35	577800	2004.12.30	78/537541 (US) 2004.12.23		Bor28484	2004.12.30	2014.12.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
553	**Thailand**	ALIPAY	36	577801	2004.12.30	78/537541 (US) 2004.12.23		Bor28485	2004.12.30	2014.12.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
554	**Thailand**	ALIPAY	38	577802	2004.12.30	78/537541 (US) 2004.12.23		Bor28486	2004.12.30	2014.12.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
555	**Thailand**	ALIPAY	39	577803	2004.12.30	78/537541 (US) 2004.12.23		Bor29443	2004.12.30	2014.12.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
556	**Thailand**	ALIPAY	42	577804	2004.12.30	78/537541 (US) 2004.12.23		Bor28487	2004.12.30	2014.12.30	Alibaba Group Holding Limited	A01	Registered - Certificate received
557	**Thailand**	Alipay Logo Alipay	9	754992	2010.01.06		2010.11.05	Kor331788	2010.01.06	2020.01.05	Alibaba Group Holding Limited	A01	Registered - Certificate received
558	**Thailand**	Alipay Logo Alipay	35	754993	2010.01.06						Alibaba Group Holding Limited	A01	Received filing report
559	**Thailand**	Alipay Logo Alipay	36	754994	2010.01.06						Alibaba Group Holding Limited	A01	Received filing report
560	**Thailand**	Alipay Logo Alipay	38	754995	2010.01.06						Alibaba Group Holding Limited	A01	Received filing report

Confidential

No.	Territory	Mark	Class	Application No.	Filing Date	Priority Claim	Publication date	Registration No.	Registration Date	Renewal Date	Registrant	Registrant's Accounting Code	Status
561	Thailand	Alipay Logo	42	754996	2010.01.06						Alibaba Group Holding Limited	A01	Received filing report
562	Turkey	ALIPAY	9, 35, 36, 38, 39, 42	05/24,917	2005.06.17			2005/24917	2005.06.17	2015.06.17	Alibaba.com Corporation	A01	Registered
563	Turkey	Alipay Logo	9, 35, 36, 38, 42	09/46105	2009.08.28			2009/46105	2009.08.28	2019.08.28	Alibaba Group Holding Limited	A01	Registered - Certificate received
564	U.A.E.	ALIPAY	9	70616	2005.06.21		2006.06.10				Alibaba.com Corporation	A01	Published on 2006.06.10
565	U.A.E.	ALIPAY	35	70617	2005.06.21			80982	2005.06.21	2015.06.21	Alibaba.com Corporation	A01	Registered - Certificate received
566	U.A.E.	ALIPAY	36	70618	2005.06.21			78273	2006.12.17	2015.06.21	Alibaba.com Corporation	A01	Registered - Certificate received
567	U.A.E.	ALIPAY	38	70619	2005.06.21			60108	2006.05.07	2015.06.21	Alibaba.com Corporation	A01	Registered - Certificate received
568	U.A.E.	ALIPAY	39	70620	2005.06.21			58989	2015.06.20	2015.06.21	Alibaba.com Corporation	A01	Registered - Certificate received
569	U.A.E.	ALIPAY	42	70621	2005.06.21			78275	2005.06.21	2015.06.21	Alibaba.com Corporation	A01	Registered - Certificate received
570	United States	ALIPAY	9, 35, 36, 38, 39, 42	78/537,541	2004.12.23		2009.12.29	3,761,346	2010.03.16	2020.03.16 (Renewal) 2016.03.16 (Declaration of Use)	Alibaba Group Holding Limited	A01	Registered - Certificate received
571	United States	Alipay Logo	9, 35, 36, 38, 42	77/812448	2009.08.25	2009.08.19					Alibaba Group Holding Limited	A01	Accepted - awaiting acceptance of Hong Kong registration

Confidential

EXHIBIT E

SOFTWARE TECHNOLOGY SERVICES SCHEDULE

Software Technology Services:

Software development planning and requirements identification

Software design and coding

Software testing and quality assurance

Software documentation

Software delivery

Consultation

Customer support

Merchant acquisition

Other services that Parties may agree to from time to time

E-1

EXHIBIT F

OPCO IP/TECHNOLOGY PROVIDERS ADDENDUM

F-1

技术许可协议

本技术许可协议（本"协议"）由**阿里巴巴（中国）有限公司**，一家注册于中国的有限责任公司（以下称"许可方"）；与**支付宝（中国）网络技术有限公司**，一家注册于中国的有限责任公司（下称"被许可方"；被许可方和许可方合称"双方"，单称"一方"），于2011年＿＿＿＿＿＿月＿＿＿＿日（"生效日"）签订并自该日起生效。

序言

鉴于，许可方拥有下文所详述的与业务有关的特定技术及知识产权，并愿意将其许可给被许可方；及

鉴于，被许可方愿意获得许可方的针对上述技术及知识产权的许可，以便开展其业务。

因此，考虑到双方的相互承诺和约定及其诚信履行以及其它有效和有价值的对价，双方在此合意如下：

第1条
定义

1.1. 本协议中使用但并未另行定义的带有下划线的词语具有下文载明的含义：

"法律"指中国或非中国的，国家、国际、州级、省级、地方或类似的成文法、法律、法令、法规、规章、规则、准则、命令、要求或法律原则。

"监管部门"指任何国家的、超国家的、地区的、州的或地方的监管机构、部门、局、委员会、协会或其他政府实体。

"许可技术"指许可方按照本协议条款许可给被许可方的技术，包括著作权、软件、及文档。

"业务"指被许可方及其子公司向其用户提供的支付宝系统和相关服务。

"主体"指任何个人、有限责任公司、公司、协会、合伙、商业信托、股份公司、合资公司、信托、具有拟制人格的财产或其他任何性质的实体或组织。

1.2. 以下用语应具有在下列条款中规定的相应含义：

定义	条款
"保密信息"	5.1
"被许可方"	前述
本"协议"	前述
"期限"	7.1

1

定义	条款
"生效日"	前述
"许可方"	前述
"许可费"	4.1
"一方"或"双方"	前述

1.3. 本协议对任何法律的援引应视为：

(1) 同时包括援引这些法律的修正、变更、增补及重新制订的内容，而不论其生效时间在本协议订立之前或之后；且

(2) 同时包括援引按其规定所制订的或因其而有效的其他决定、通知及规章。

(3) 除非本协议上下文另有说明，本协议中所指的条、款、项、段落均指本协议中的相应内容。

第2条
授予许可

2.1. 许可权利.

(b) 许可. 仅为被许可方经营业务之目的，在被许可方遵守本协议条款和条件的前提下，针对许可技术，许可方同意向被许可方授予一项不可转让的、不可让渡的、非排他的许可。被许可方不得将许可技术再许可给任何主体，但被许可方根据惯常的最终用户协议或向被许可方的子公司进行的再许可除外，前提是该等再许可亦受限于本协议的条款和条件。

第3条
所有权

3.1. 所有权. 许可方应保留对于许可技术的一切所有者权利，并且本协议项下并未明确授予被许可方的一切权利全部由许可方保留。

3.2. 许可技术的交付. 许可方应在双方就许可条款达成一致后切实尽快地向被许可方交付许可技术。许可技术的格式及其使用形式将由许可方和被许可方共同商定。

第4条
许可费

4.1. 许可费. 作为对许可方按照本协议向被许可方授予之任何及所有许可的对价，在期限内，被许可方应向许可方支付许可费（"许可费"）。双方同意应按中国相关税务

2

法规规定的转让定价方法计算每年的许可费（具体内容请参见本协议附件）。

4.2. 许可费付款义务的产生时间. 除非双方另行同意的，被许可方应在每个会计年度结束后的九十(90)日内向许可方支付相应的许可费。

4.3. 本协议终止时的许可费付款义务. 本协议到期或终止之时，被许可方对许可方欠付的所有许可费付款应立即到期应付。

第5条
保密

5.1. 保密信息及保密义务.无论本协议是否已终止，双方应对在本协议订立和履行过程中所获悉的有关其他方的商业秘密、专有信息、客户信息及其他具有保密性质的所有信息(以下统称为"保密信息")进行严格保密。除经保密信息披露方的事先书面同意或根据有关法律、法规的规定或一方关联公司上市地的要求必须向第三方披露外，接收保密信息的一方不得向其他任何第三方披露任何保密信息；除为本协议履行之目的外，接收保密信息一方不得使用或间接使用任何保密信息。

5.2. 例外情形.以下信息不属于保密信息：

(a) 有书面证据表明接收信息一方先前已通过合法方式知悉的任何信息；

(b) 非因接收信息方的过错而进入公共领域的信息；或

(c) 接收信息一方于接收信息后从其他途径合法获得的信息。

5.3. 接收信息一方可将保密信息透露给其相关的雇员、代理人或其所聘请的专业人士，但接收信息一方应确保上述人员遵循本协议的相关条款与条件，并承担因上述人员违反本协议的相关条款与条件而产生的任何责任。

5.4. 继续有效.尽管有本协议其他规定，本条规定的效力不受本协议终止的影响。

第6条
声明和保证

6.1. 相互声明和保证. 每一方在此向另一方声明和保证如下：

(a) 己方拥有必要的公司法人能力，而可签署本协议，授予本协议中所授予之权利和许可，以及在其它方面履行本协议；

(b) 一经己方签署和交付，本协议将构成己方的合法、有效且有约束力的义务，可根据本协议条款对己方强制执行；及

(c) 己方将依照所有法律的要求履行其在本协议项下的义务。

3

6.2. 许可方声明.

许可方向被许可方声明并保证，在期限内，许可方对于许可技术拥有授予本协议项下之各项许可所需的充分权利。

第7条
期限

7.1. 期限. 本协议的期限自生效日开始，每一年后经双方约定延续一年。

7.2. 继续有效. 双方在第 3.1 款、 第 4 条、第 5 条以及任何其他根据其规定在本协议期满或终止后应继续保持有效的条款项下的责任和义务，应在本协议期满或终止后继续保持有效。

第8条
一般条款

8.1. 适用法律.本协议、本协议双方的权利和义务以及与之相关的任何权利主张或争议适用中国法律，并应依据中国法律进行解释。

8.2. 弃权.任何一方未行使或者迟延行使本协议项下的任何救济措施并非对该救济措施的放弃，而对任何其他救济措施的单独或部分行使不妨碍该等救济措施的进一步行使和任何其他救济措施的行使。

8.3. 可分割性.如果本协议或者依照或就本协议作出的任何其他协议或文件的任何一项或多项条款无效，该等无效情况并不影响本协议或任何该等其他协议或文件其余部分或该其余部分的任何部分的有效性。

8.4. 文本.本协议正本一式贰（2）份，协议每一方各执壹（1）份。

8.5. 通知.

本协议项下的通知和通讯均应为中文书面形式，通过传真、人工或国际认可的快递方式发送，并应以下列情况为依据确认已发送至其中一方（本协议另作规定除外）：

(a) 传真发送方方面已经生成一份关于完整传输的发送报告，显示向以下所述的该方传真号码（或根据通知发送至该方更改后的传真号码）发送传真成功；

(b) 人工发送至以下所述的该方地址（或根据通知发送至该方更改后的地址）；或

(c) 该方收讫由国际认可的快递服务机构发送至以下所述的该方地址（或根据通知发送至该方更改后的地址），

4

以下为相关传真号码和地址：

被许可方方面：

地址： [____________]
传真： [____________]
收件人： [____________]

许可方方面:

[地址： [____________]
传真： [____________]
收件人： [____________]]

前提：任何有关传真号码或地址变更的通知只有在按照第 8.5 款的规定做出通知后方可生效。

8.6. 完整协议.本协议及其附录和附表构成双方就本协议主题事项的完整协议，取代双方以前就本协议的事项达成或进行的所有口头和书面的协议、合同、谅解和交流。尽管有前述规定，如果本协议与其附录或附表存在不一致，应以本协议为准。

8.7. 公开.未经另一方事先书面同意，任何一方均不得、且不得促使他人对本协议主题事项进行任何媒体发布或公开披露，亦不得以其他方式与任何新闻媒体进行交流；除非适用法律、任何授权行政或政府部门另有要求，或与任何适用的证券交易所之间的任何上市协议或该证券交易所规则的适用规定另有要求。

8.8. 副本. 本协议及其任何修订或者依照本协议交付的任何其他协议（或文件）可分别签署一份或多份副本，并由各方分别签署。所有该等副本共同构成同一协议（或其他文件），并且自每一方签署一份或数份副本并交付给另一方之时生效（除非该等其他文件中另有规定）。

8.9. 标题.

本协议的描述性标题仅为查阅方便而设，不以任何方式影响本协议的含义或解释。

8.10. 不可抗力.

若由于暴乱、叛乱、火灾、洪水、风暴、爆炸、天灾、战争、政府行为、地震、物资匮乏或任何其他超出任何一方合理控制的原因导致该方未能履行或延迟履行其在本协议项下义务的情形，该方不应基于任何原因承担任何责任。

8.11. 转让.

5

未经许可方事先书面同意，被许可方不得（无论直接还是间接地，通过法律的效力还是其他方式，包括但不限于通过吸收合并、新设合并、联合、重组或处置股份的方式）全部或部分转让或让渡本协议。被许可方同意，任何违反本款规定转让或授权他人履行其在本协议项下之权利和义务的行为，均应导致本协议自动且立即终止。

8.12. 继受.

本协议对双方的合法继受人均具有约束力。

8.13. 税赋.

双方承诺其将各自依法申报和缴纳本协议项下的交易所涉及的税赋。

8.14. 未尽事宜.

本协议未尽事宜应适用主协议的相关条款和规定。

[本页以下无正文]

6

[签署页]

许可方和被许可方已于文首所述日期正式签署和交付本协议，特此证明。

[阿里巴巴（中国）有限公司]

（盖章）

支付宝（中国）网络技术有限公司

（盖章）

技术许可协议 附件一

附件

许可费计算

1. 许可费应按照被许可方年收入总额乘以许可费率确定。

2. 许可费率按照每年被许可方的税前利润率确定，具体确定方法参见下表：

许可费率 / 税前利润率	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
3%	X												
4%	X												
5%		X											
6%			X										
7%			X										
8%				X									
9%				X									
10%					X								
11%					X								
12%						X							
13%						X							
14%							X						
15%							X						
16%								X					
17%								X					
18%									X				
19%										X			
20%											X		
21%											X		
22%												X	
23%												X	
24%													X

3. 当被许可方当年度的税前利润率大于或等于 3%时，该年度许可方可以收取许可费。

4. 当被许可方当年度的税前利润率低于 3%时，该年度许可方不收取许可费，其利润或亏损将累计于下一年度，当累计利润率大于或等于 3%时，该年度许可方可以参照累计利润率所对应的许可费率收取许可费。

5.当被许可方当年度的税前利润率超过 24%时，许可方按照 7%的许可费率计算许可费。

保密

支付宝（中国）网络技术有限公司

与

支付宝（中国）信息技术有限公司

之

软件技术服务协议

软件技术服务协议

本软件技术服务协议(以下称"本协议")于 2011 年___月___日由以下双方签订：

1. **支付宝(中国)网络技术有限公司**(以下称"甲方")

    注册地址：　　杭州市西湖区文三路 478 号华星时代广场 22 楼
    法定代表人：　马云

2. **支付宝(中国)信息技术有限公司**(以下称"乙方")

    注册地址：
    法定代表人：

(在本协议中，甲方与乙方合称为"双方"，单独称为"一方"。)

前言

鉴于，甲方是一家在中国注册成立并合法存续的有限责任公司，其主要从事计算机软、硬件、多媒体和网络系统的设计、开发和维护及相关的计算机咨询、技术服务、技术转让和技术应用；销售自产产品；经济信息咨询，商品中介服务；互联网支付、移动电话支付、预付卡发行与受理等支付业务。

鉴于，乙方是一家在中国注册成立并合法存续的有限责任公司，其目前主要从事计算机软件的开发、设计、制作，销售自产产品；网络技术、多媒体技术的研发；软件系统集成的设计、调试和维护；提供相关技术咨询和技术服务。

乙方就向甲方提供甲方业务(定义如下)所需要的与乙方软件(定义如下)相关的技术服务事宜具体达成协议如下：

第一条　　定义

1.1　本协议中使用但并未另行定义的带有下划线的词语具有下文载明的含义：

"服务费"指甲方根据本协议第三条的规定，就乙方提供的服务应向乙方支付的所有费用。

"甲方业务" 指甲方及其子公司向其用户提供的支付宝系统和相关服务。

"设备"指乙方所有的或不时购买的，为提供本协议规定的服务之目的而使

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用的任何及所有设备。

"业务相关技术"指甲方在乙方于本协议项下提供的服务的基础上开发的、与甲方业务相关的任何及所有软件及技术。

"乙方软件"指如本协议附件所列的软件产品及相关技术。

"中国法律"指届时有效的中华人民共和国的法律、行政法规、行政规章、地方法规、司法解释及其他有约束力的规范性文件。

1.2 以下用语应具有在下列条款中规定的相应含义:

定义	条款
"保密信息"	5.1
"本协议"	前述
"甲方"	前述
"乙方"	前述
"双方"或"一方"	前述

1.3 本协议对任何中国法律的援引应视为:

(1) 同时包括援引这些中国法律的修正、变更、增补及重新制订的内容,而不论其生效时间在本协议订立之前或之后;且

(2) 同时包括援引按其规定所制订的或因其而有效的其他决定、通知及规章。

1.4 除非本协议上下文另有说明,本协议中所指的条、款、项、段落均指本协议中的相应内容。

第二条　服务

2.1 在本协议有效期内,乙方应根据本协议规定的条款和条件,勤勉地在其经核准的经营范围内向甲方提供甲方业务所需要的有关的软件技术及服务,包括但不限于:(1)许可甲方使用甲方业务所需要的相关乙方软件;(2)向甲方提供甲方业务所需的与乙方软件相关的运营和解决方案;(3)软件资源的日常管理、维护、更新;(4)甲方业务所需的相关应用软件的开发、维护与更新;(5)提供与乙方软件相关的技术咨询服务;(6)应甲方要求而不时提供的其他与甲方业务相关的服务。

2.2 乙方应配备为提供服务而合理所需的各种设备与人员,并根据甲方的合理

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要求采购、添置新的设备并增加新的人员，以满足乙方依据本协议为甲方提供优良服务之需要。

2.3 为了依据本协议向甲方提供服务的目的，乙方应与甲方沟通、交流各种与服务和甲方业务有关的信息。

2.4 乙方应自行提供本协议项下的服务。未经甲方事先书面同意，乙方不得向任何第三方转让其在本协议下的权利与义务，不得指定任何第三方提供本协议项下除商户获取、客户支持或软件开发以外的任何或全部服务，或代为履行乙方在本协议项下的任何义务。

第三条　　费用

3.1 就乙方依据本协议所提供的服务，甲方应按中国相关税务法规规定的利润分割法，按照乙方对甲方业务的供献度，向乙方支付服务费，该方法下的利润及每一年度双方各自的贡献比例的确认和计算方式由甲乙双方每年根据实际情况确认。双方可委托专业机构对服务费的计算进行审核。

3.2 双方同意，除非乙方明确免除，甲方应在其每个会计年度结束后的九十(90)日内向乙方支付相应的服务费。

第四条　　知识产权

4.1 乙方原有的，或在本协议有效期内获得的，包括在提供服务过程中所创造的工作成果之知识产权均属乙方所有。

4.2 由于甲方业务的开展依赖于乙方在本协议项下提供的服务，甲方在该等服务的基础上独立开发的业务相关技术，其所有权归甲方所有。

第五条　　保密义务

5.1 无论本协议是否已终止，双方应对在本协议订立和履行过程中所获悉的有关其他方的商业秘密、专有信息、客户信息及其他具有保密性质的所有信息(以下统称为"保密信息")进行严格保密。除经保密信息披露方的事先书面同意或根据有关法律、法规的规定或一方关联公司上市地的要求必须向第三方披露外，接收保密信息的一方不得向其他任何第三方披露任何保密信息；除为本协议履行之目的外，接收保密信息一方不得使用或间接使用任何保密信息。

5.2 以下信息不属于保密信息：

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(a) 有书面证据表明接收信息一方先前已通过合法方式知悉的任何信息；

(b) 非因接收信息方的过错而进入公共领域的信息；或

(c) 接收信息一方于接收信息后从其他途径合法获得的信息。

5.3 接收信息一方可将保密信息透露给其相关的雇员、代理人或其所聘请的专业人士，但接收信息一方应确保上述人员遵循本协议的相关条款与条件，并承担因上述人员违反本协议的相关条款与条件而产生的任何责任。

5.4 尽管有本协议其他规定，本条规定的效力不受本协议终止的影响。

第六条 甲方的声明及保证

甲方兹向乙方声明与保证如下：

6.1 其是根据中国法律适当注册并合法存续的有限责任公司，具有独立的法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

6.2 其拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的公司内部的完全权力和授权，其拥有完成本协议所述交易的完全权力和授权。本协议由其合法、适当地签署并交付。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

6.3 其在本协议生效时拥有其经营所需的完整的经营证照，有充分的权利和资质在中国境内经营其目前正在从事的甲方业务。

第七条 乙方的声明及保证

乙方兹向甲方声明与保证如下：

7.1 其是根据中国法律适当注册并合法存续的有限责任公司，具有独立法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

7.2 其拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的公司内部的完全权力和授权，其拥有完成本协议所述交易的完全权力和授权。本协议由其合法、适当地签署并交付。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

7.3 其在本协议生效时拥有其经营所需的完整的经营证照，有充分的权利和资质在中国境内提供服务。

4

7.4 其对乙方软件有完整合法的权利，其拥有许可甲方使用乙方软件的完全权利或授权。

第八条　　协议期限

8.1 本协议自双方正式签署之日起成立；每一年后经双方约定延续一年。

8.2 本协议终止后，双方仍应遵守其于本协议第五条项下的义务。

第九条　　一般条款

9.1 本协议、本协议双方的权利和义务以及与之相关的任何权利主张或争议适用中国法律，并应依据中国法律进行解释。

9.2 任何一方未行使或者迟延行使本协议项下的任何救济措施并非对该救济措施的放弃，而对任何其他救济措施的单独或部分行使不妨碍该等救济措施的进一步行使和任何其他救济措施的行使。

9.3 如果本协议或者依照或就本协议作出的任何其他协议或文件的任何一项或多项条款无效，该等无效情况并不影响本协议或任何该等其他协议或文件其余部分或该其余部分的任何部分的有效性。

9.4 本协议正本一式贰（2）份，协议双方各执壹（1）份。

9.5 本协议项下的通知和通讯均应为中文书面形式，通过传真、人工或国际认可的快递方式发送，并应以下列情况为依据确认已发送至其中一方（本协议另作规定除外）：

(a) 传真发送方方面已经生成一份关于完整传输的发送报告，显示向以下所述的该方传真号码（或根据通知发送至该方更改后的传真号码）发送传真成功；

(b) 人工发送至以下所述的该方地址（或根据通知发送至该方更改后的地址）；或

(c) 该方收讫由国际认可的快递服务机构发送至以下所述的该方地址（或根据通知发送至该方更改后的地址），

以下为相关传真号码和地址：

甲方：

5

地址：　[__________]
传真：　[__________]
收件人：[__________]

乙方:

[地址：　[__________]
传真：　[__________]
收件人：[__________]]

前提：任何有关传真号码或地址变更的通知只有在按照第 9.5 款的规定做出通知后方可生效。

9.6 本协议及其附录和附表构成双方就本协议主题事项的完整协议，取代双方以前就本协议的事项达成或进行的所有口头和书面的协议、合同、谅解和交流。尽管有前述规定，如果本协议与其附录或附表存在不一致，应以本协议为准。

9.8 未经另一方事先书面同意，任何一方均不得、且不得促使他人对本协议主题事项进行任何媒体发布或公开披露，亦不得以其他方式与任何新闻媒体进行交流；除非适用法律、任何授权行政或政府部门另有要求，或与任何适用的证券交易所之间的任何上市协议或该证券交易所规则的适用规定另有要求。

9.9 本协议及其任何修订或者依照本协议交付的任何其他协议（或文件）可分别签署一份或多份副本，并由双方分别签署。所有该等副本共同构成同一协议（或其他文件），并且自每一方签署一份或数份副本并交付给另一方之时生效（除非该等其他文件中另有规定）。

9.10 本协议的描述性标题仅为查阅方便而设，不以任何方式影响本协议的含义或解释。

9.11 若由于暴乱、叛乱、火灾、洪水、风暴、爆炸、天灾、战争、政府行为、地震、物资匮乏或任何其他超出任何一方合理控制的原因导致该方未能履行或延迟履行其在本协议项下义务的情形，该方不应基于任何原因承担任何责任。

9.12 未经甲方事先书面同意，乙方不得（无论直接还是间接地，通过法律的效力还是其他方式，包括但不限于通过吸收合并、新设合并、联合、重组或处置股份的方式）全部或部分转让或让渡本协议。甲方同意，任何违反本款规定转让或授权他人履行其在本协议项下之权利和义务的行为，均应导致本协议自动且立即终止。

9.13 本协议对双方的合法继受人均具有约束力。

6

9.14 双方承诺其将各自依法申报和缴纳本协议项下的交易所涉及的税赋。

9.15 本协议未尽事宜应适用主协议的相关条款和规定。

[本页以下无正文]

7

[签署页]

双方已于文首所述日期正式签署和交付本协议，特此证明。

甲方：

支付宝(中国)网络技术有限公司
(盖章)

乙方：

支付宝(中国)信息技术有限公司
(盖章)

软件技术服务协议 签署页

EXHIBIT G

OPCO-RELATED SOFTWARE

The security monitoring software for anti-phishing and anti-hacking known as AliCloud security monitoring software.

The elastic computing software for handling variable server load, known as AliCloud elastic computing software.

The instant messaging software known as AliWangWang, software used for instant messaging.

The customer relationship management software for managing online customer services and relationships known as Taobao CRM software.

G-1